As filed with the Securities and Exchange Commission on August 5, 2020

1933 Act File No. 333-

1940 Act File No. 811-23600

U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	Registration Statement
Under
the Securities Act of 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

and

☒	Registration Statement Under the Investment Company Act of 1940
☐	Amendment No.

Thornburg Income Builder Opportunities Trust

Exact Name of Registrant as Specified in Declaration of Trust

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, NM 87506

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(505) 984-0200

Registrant’s Telephone Number, including Area Code

Erin Carney, Managing Director

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Joshua B. Deringer

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to section 8(c)

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value	200	$20	$4,000	$0.52

(1)	Estimated solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, Dated August 5, 2020

PROSPECTUS

Thornburg Income Builder Opportunities Trust

Common Stock

$20.00 per Share

The Trust. Thornburg Income Builder Opportunities Trust (the “Trust”) is a newly organized, diversified, closed-end management investment company.

Investment Objective. The Trust’s investment objective is to provide current income. There is no assurance that the Trust will achieve its investment objective.

Principal Investment Strategy. Under normal market conditions, the Trust will seek to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets (as defined below) in a broad range of income-producing securities. The Trust will invest in both equity and debt securities of companies located in the United States and around the globe.

The Trust’s assets will be allocated dynamically among the following investment opportunities: (i) global equity and (ii) global debt:

Global Equity Allocation: In managing the Trust’s global equity allocation, the Adviser (as defined herein) will invest in any stock or other equity security that the Adviser believes will assist the Trust in pursuing its investment goals (including smaller companies with market capitalization of less than $500 million and companies in developing countries), including preferred stock, business development companies (“BDCs”), publicly traded real estate investment trusts, other equity trusts and partnership interests, and depositary receipts such as American Depositary Receipts (“ADRs”). The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust expects that equity investments in the Trust’s portfolio normally will be weighted in favor of companies that pay dividends or other current income. Initially, the Trust’s global equity allocation is expected to represent 70% of Managed Assets and may vary over time between 50% to 90% of Managed Assets.

Global Debt Allocation: In managing the Trust’s global debt allocation, the Adviser will invest in debt obligations of any kind, including credit and credit-related instruments, including without limitation, corporate bonds, revolving lines of credit, options on bonds, syndicated corporate loans, mortgage and asset-backed securities, debt securities and similar instruments issued by U.S. and non-U.S. corporate entities and governments and supranational entities, as well as U.S. government-sponsored agency debentures, warrant-linked bonds, convertible securities, and taxable, tax-exempt and tax-advantaged municipal securities. The Trust may purchase mezzanine, second lien, distressed and other securities or instruments that are rated below investment grade or that are unrated, including “high yield” or “junk” bonds and debt obligations of any maturity and of any credit quality. The Trust may also invest up to 20% of Managed Assets in receivables, non-syndicated corporate debt, asset purchase guarantees, debtor-in-possession loans, trade claims and whole consumer loans. Initially, the Trust’s global debt allocation is expected to represent 30% of Managed Assets and may vary over time between 10% to 50% of Managed Assets.

Option Overlay: The Trust intends to write (sell) covered call options on a portion of the individual common stocks in its portfolio, and, to a lesser extent, write (sell) call and put options on indices of securities and sectors of securities (collectively referred to as “index options”). The notional amount of the Trust’s options strategy will be approximately 10% to 40% of the Trust’s Managed Assets, although this percentage may vary from time to time with market conditions. Under current market conditions with higher levels of volatility, the Trust anticipates writing out-of-the-money individual call options, the notional amount of which would be approximately 35% of the Trust’s Managed Assets. The Trust’s options strategy is intended to generate current income from options premiums and to improve its risk-adjusted returns. The strike and expiration selection will vary based on market conditions and yield targets, but the Trust generally writes options that are “out-of-the-money”; however, the Trust may also write “at-the-money” or “in-the-money” options for defensive or other purposes.

No Prior History. Because the Trust is newly organized, the shares of the Trust’s common stock (the “Common Shares”) have no history of public trading. Common shares of closed-end funds frequently trade at prices lower than net asset value (“NAV”). The risk of loss due to this discount may be greater for initial investors expecting to sell their Common Shares in a relatively short period after the completion of this initial public offering. The Trust intends to list the Common Shares on the NASDAQ Stock Market LLC (“NASDAQ”), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “TBLD.”

You should read this Prospectus, which contains important information about the Trust, before deciding whether to invest in the Common Shares, and retain it for future reference. A Statement of Additional Information, dated [                ] (the “SAI”), containing additional information about the Trust, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Prospectus, the SAI (the table of contents of which is on page 87 of this Prospectus), annual and semi-annual reports to shareholders (when available) and other information about the Trust, or make shareholder inquiries, by calling [(    ) -     ], by writing to the Trust at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, or by visiting the Trust’s and the Adviser’s (as defined herein) website at www.thornburg.com (information included on the website does not form a part of this Prospectus), or from the SEC’s website at www.sec.gov.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Trust’s annual and semi-annual reports to shareholders will no longer be sent by mail unless you specifically request paper copies of the reports from the Trust or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Trust’s website at www.thornburg.com, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Trust electronically by contacting your financial intermediary or, if you are a direct investor, by calling [    ].

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Trust, you can call [    ] to let the Trust know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the fund complex if you invest directly with the Trust.

Investing in the Trust’s common stock involves certain risks. See “Risks” beginning on page 41 of this Prospectus.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$	[	]
Sales load(2)	$0.00	$	[	]
Proceeds, after expenses, to the Trust(3)	$20.00	$	[	]

(notes continued on next page)

The underwriters expect to deliver the Common Shares to purchasers on or about [    ].

Prospectus dated [            ].

(notes continued from previous page)

(1)

The Trust has granted the underwriters an option to purchase up to [                ] additional Common Shares at the Public Offering Price less the Sales Load within 45 days of the date of this Prospectus, solely to cover overallotments, if any. If this option is exercised in full, the total Public Offering Price, Sales Load, and Proceeds, After Expenses, to the Trust, will be $[        ], $0 and $[        ], respectively. See “Underwriters.” Investors purchasing Common Shares in this offering will not be charged a sales load.

(2)

The Adviser (as defined below), and not the Trust, has agreed to pay from its own assets (a) compensation of up to $[        ] per Common Share to the underwriters in connection with this offering, and separately (b) a structuring fee to each of [    ], and in the amounts of $[                ], respectively, and a sales incentive fee to [                ], and in the amounts of $[        ], $[        ] and $[        ], respectively. In addition, the Adviser (and not the Trust) has agreed to pay an amount equal to [    ]% of the total price to the public of the Common Shares sold in the offering contemplated by this Prospectus (including Common Shares offered pursuant to the underwriters’ overallotment option) for certain distribution and marketing services, as well as up to $[        ] in expense reimbursement. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses, will be limited to not more than [    ]% of the total public offering price of the Common Shares sold in this offering. See “Underwriters—Additional Underwriter Compensation.”

(3)

The Adviser has agreed to pay all organizational expenses of the Trust and all offering costs associated with this offering. The Trust is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. See “Summary of Trust Expenses.”

“Managed Assets” means the total assets of the Trust, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

Investment Adviser. The Trust’s investment adviser is Thornburg Investment Management, Inc. (the “Adviser”). The Adviser will be responsible for the day-to-day portfolio management of the Trust’s Managed Assets. See “Management of the Trust.”

Limited Term and Eligible Tender Offer. The Trust will terminate on or before [    ] (the “Termination Date”); provided, that if the Board of Trustees of the Trust (the “Board” or the “Trustees”) believes that, under then-current market conditions, it is in the best interests of the Trust to do so, the Trust may extend the Termination Date: (i) once for up to one year (i.e., up to [    ]), and (ii) once for up to an additional six months (i.e., up to [    ]), in each case upon the affirmative vote of a majority of the Board and without the approval of the holders of the Common Shares of the Trust (the “Common Shareholders”).

In addition, as of a date within 12 months preceding the Termination Date, the Board may cause the Trust to conduct a tender offer to all Common Shareholders to purchase Common Shares of the Trust at a price equal to NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). In an Eligible Tender Offer, the Trust will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Trust’s net assets totaling less than $100 million of net assets (the “Termination Threshold”), the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. Following the completion of an Eligible Tender Offer, the Board may eliminate the limited term structure of the Trust upon the affirmative vote of a majority of the Board and without the approval of Common Shareholders.

The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Trust’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Limited Term and Eligible Tender Offer” and “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk” below.

The Trust intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income. Commencing with the first distribution, the Trust intends to implement a level distribution policy. There is no assurance the Trust will make regular monthly distributions or that it will do so at a particular rate.

From time to time, portions of the Trust’s distributions may constitute a return of capital. A return of capital would reduce a Common Shareholder’s tax basis in its Common Shares, which could result in higher taxes when the Common Shareholder sells such Common Shares. This may cause the Common Shareholder to owe taxes even if it sells Common Shares for less than the original purchase price of such Common Shares. See “Dividends and Distributions.”

Leverage. The Trust does not intend to employ leverage. Although it has no present intention to do so, the Trust reserves the right to in the future employ leverage. See “Use of Leverage.”

The Trust’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

v

You should rely only on the information contained or incorporated by reference in this Prospectus. Neither the Trust nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Trust nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Trust’s business, financial condition and results of operations may have changed since that date. The Trust will amend this Prospectus if, during the period this Prospectus is required to be delivered, there are any material changes to the facts stated in this Prospectus.

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Trust’s shares of common stock (the “Common Shares”) offered by this Prospectus. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information (“SAI”), especially the information set forth under the headings “Investment Objective, Strategy and Policies” and “Risks.”

The Trust	Thornburg Income Builder Opportunities Trust (the “Trust”) is a Delaware statutory trust registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust will have a limited term unless otherwise determined by the Trust’s Board of Trustees (the “Board” or the “Trustees”). See “Limited Term” and “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.”

Investment Adviser	The Trust’s investment adviser is Thornburg Investment Management, Inc. (the “Adviser”). The Adviser will be responsible for managing the Trust’s business affairs, providing certain administrative services and the day-to-day portfolio management of the Trust’s Managed Assets (as defined below). See “Management of the Trust.”

The Offering	The Trust is offering its Common Shares, $0.001 par value per share, at $20.00 per Common Share (the “Public Offering Price”) through a group of underwriters led by [ ]. You must purchase at least 100 Common Shares in this offering ($2,000). The Trust has granted the underwriters an option to purchase up to [ ] additional Common Shares, at the Public Offering Price less the Sales Load (as described below), within 45 days to cover overallotments. The Adviser has agreed to pay underwriting compensation of up to $[ ] per Common Share to the underwriters in connection with this offering. The Adviser has also agreed to pay all of the Trust’s organizational expenses and all offering costs associated with this offering. The Trust is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. See “Underwriters.”

Investment Objective	The Trust’s investment objective is to provide current income. There is no assurance that the Trust will achieve its investment objective.

Principal Investment Strategy and Policies	Under normal market conditions, the Trust will seek to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets (as defined below) in a broad range of income-producing securities. The Trust will invest in both equity and debt securities of companies located in the United States and around the globe.

Investors today are facing significant mounting risks and heightened market volatility late in a market cycle due to a variety of factors: global pandemic, looming recession, geopolitical frictions, trade tensions, unusual global monetary and fiscal policies and populism, to name a few. The Trust is prepared to act on these market dislocations, using all available income tools at its disposal, using a highly active, high conviction, benchmark agnostic portfolio, aiming to deliver a high level of current income to the Trust’s investors.

The Trust’s Managed Assets will be allocated dynamically among the following investment opportunities: (i) global equity; and (ii) global debt. The Trust will target an initial portfolio allocation of 70% in global equities and 30% in global debt. The allocations may vary over time depending upon prevailing market conditions. In addition, the Trust will manage a limited covered call option overlay. See “Investment Philosophy and Process.”

Global Equity Allocation: In managing the Trust’s global equity allocation, the Adviser will invest in any stock or other equity security that the Adviser believes will assist the Trust in pursuing its investment goals (including smaller companies with market capitalization of less than $500 million and companies in developing countries), including preferred stock, business development companies (“BDCs”), publicly traded real estate investment trusts, other equity trusts and partnership interests, and depositary receipts such as American Depositary Receipts (“ADRs”). The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust does not operate as a fund of funds. The Trust expects that equity investments in the Trust’s portfolio normally will be weighted in favor of companies that pay dividends or other current income. Initially, the Trust’s global equity allocation is expected to represent 70% of Managed Assets and may vary over time between 50% to 90% of Managed Assets.

Global Debt Allocation: In managing the Trust’s global debt allocation, the Adviser will invest in debt obligations of any kind, including credit and credit-related instruments, including without limitation, corporate bonds, revolving lines of credit, options on bonds, syndicated corporate loans, mortgage and asset-backed securities, debt securities and similar instruments issued by U.S. and non-U.S. corporate entities and governments and supranational entities, as well as U.S. government-sponsored agency debentures, warrant-linked bonds, convertible securities, and taxable, tax-exempt and tax-advantaged municipal securities. The Trust may purchase mezzanine, second lien, distressed and other securities or instruments that are rated below investment grade or that are unrated, including “high yield” or “junk” bonds and debt obligations of any maturity and of any credit quality. The Trust may also invest up to 20% of Managed Assets in receivables, non-syndicated corporate debt, asset purchase guarantees, debtor-in-possession loans, trade claims and whole consumer loans. Initially, the Trust’s global debt allocation is expected to represent 30% of Managed Assets and may vary over time between 10% to 50% of Managed Assets.

Option Overlay: The Trust intends to write (sell) covered call options on a portion of the individual common stocks in its portfolio, and, to a lesser extent, write (sell) call and put options on indices of securities and sectors of securities (collectively referred to as “index options”). In employing the option overlay, the Trust will seek to enhance its ability to retain option premiums in varying equity market environments, by maintaining the flexibility to manage different covered call contracts and to take into account differences in volatility and sector or company specific factors when making investment decisions. The notional amount of the Trust’s options strategy will be approximately 10% to 40% of the Trust’s Managed Assets, although this percentage may vary from time to time with market conditions. Under current market conditions with higher levels of volatility, the Trust anticipates writing out-of-the-money individual call options, the notional amount of which would be approximately 35% of the Trust’s Managed Assets. The option overlay allocation may vary over extended periods of time depending on market conditions and Trust Management’s ongoing assessment of covered call option risk-adjusted returns. The Adviser may actively manage the option overlay based on market-level macroeconomic and equity allocation insights and will vary the terms of the option overlay, including the notional value of the options written, contract type and term, and the moneyness of each option.

The Trust’s options strategy is intended to generate current income from options premiums and to improve the Trust’s risk-adjusted returns. The strike and expiration selection will vary based on market conditions and yield targets, but the Trust generally writes options that are “out-of-the-money” - in other words, the strike price of a written call option will be greater than the market price of the underlying security on the date that the option is written, or, for a written put option, less than the market price of the underlying security on the date that the option is written; however, the Trust may also write “at-the-money” or “in-the-money” options for defensive or other purposes. Option expirations will vary and typically range up to 6 months.

Derivatives. The Trust may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes, and may invest in credit default swaps on indices of high-yield securities on a short-term basis (generally less than 90 days) pending longer term investment. The Trust may seek to hedge 50% or more of the Trust’s foreign currency risk. The Trust’s global equity strategy may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.

Portfolio Turnover. The annualized portfolio turnover rate of the Trust is not expected to exceed 100%. Portfolio turnover will not be a principal consideration in investment decisions for the allocation, and the allocation will not be subject to any limit on the frequency with which portfolio securities may be purchased or sold.

In addition to the foregoing principal investment strategy of the Trust, the Adviser also may allocate the Trust’s Managed Assets among cash and short-term investments, which are not included in the Trust’s global debt or global equity allocations. See “Investment Policies and Techniques—Temporary Investments and Defensive Position” in the SAI.

“Managed Assets” means the total assets of the Trust, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

All percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of market value fluctuations of the Trust’s portfolio securities.

Unless otherwise specified, the investment objective, policies and portfolio limitations of the Trust are not considered to be fundamental and can be changed without a vote of the Common Shareholders. Certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act, which includes Common Shares and preferred stock of the Trust (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. See “Investment Restrictions” in the SAI.

Investment Philosophy and Process

The Trust is a global, multi-asset, actively managed portfolio that seeks to generate an attractive income stream by providing investors differentiated access to a dynamic blend of income generating investments. The Adviser believes that markets are inefficient with respect to the assessment of risk and reward due to the siloed nature of multi-asset analysis. Multi-asset allocations driven by market-capitalization-weighted benchmarks and geographical constraints are also inefficient in the assessment of compensation for assumed risks. Many benchmarks reflect the structure of the current investment universe, but they often do not reflect an optimal portfolio allocation. These inherent inefficiencies provide an opportunity for active management to deliver alpha. The Trust aims to exploit these opportunities by marrying the Adviser’s collaborative global generalist research approach and robust fundamental analysis with the ability to assess risk and reward across the full spectrum of available income opportunities.

The foundational principle of the Trust’s investment philosophy is to invest in securities of companies with the ability and willingness to provide income. The Adviser believes that companies that generate cash flows have the potential to smooth investor returns over time. In addition, businesses with solid free cash flow are more likely to capture market share in a good economy and more likely to succeed during periods of economic or market stress. The Trust uses a flexible approach that seeks to maximize its distribution. Investment decisions are centered on generating an attractive risk-adjusted yield and are not overly constrained by top-down allocation requirements. The Trust’s investment universe includes the entire U.S. and international market across market capitalization regardless of geography, sector, industry or asset class.

The Trust’s investments are selected based on their individual merits and within the context of balanced portfolio construction consistent with meeting the investment objective of providing current income. The Adviser believes the current landscape for income-producing securities is scarce globally due to a variety of factors including central bank policies maintaining a low to negative interest rate environment for the foreseeable future. Yet, aging and growing global populations are creating greater demand for income and downward pressure on real yields. As such, the Trust employs option writing to enhance income generation while allowing for a more balanced portfolio construction.

The Adviser believes a resilient income stream can be generated by carefully selecting a diversified set of income-producing assets with uncorrelated fundamental drivers. These drivers include interest income from a variety of fixed income instruments, dividend income from a balanced equity portfolio, and option premium income from an option overlay. With respect to the Trust’s equity portfolio, the Trust utilizes the Adviser’s three basket methodology, which is designed to create equity portfolios that can perform across market cycles:

•  Basic Value: Companies generally operating in mature industries and that exhibit more economic sensitivity and/or higher volatility in earnings and cash flow. Basic Value investments often generate higher current income than the overall market.

•  Consistent Earners: Companies that generally exhibit predictable growth, profitability, cash flow and/or dividends. Consistent Earner investments often generate current income in-line with market averages.

•  Emerging Franchises: Companies with the potential to grow at an above average rate because of a product or service that is establishing a new market and/or taking share from existing participants. Emerging Franchise investments often generate current income lower than market averages.

The Trust’s equity and debt investments are determined by individual issuer and industry analysis. Investment decisions are influenced by various factors, including domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers and their respective industries.

The Adviser believes in an extensive search for the best income ideas, within the U.S. and around the globe. Potential investments are thoroughly analyzed using both quantitative and qualitative criteria, with the majority of potential investments in the investment universe being discarded. Individual securities are selected on their own merits but also in the context of the role they will play in the behavior of the entire portfolio. Those investments that do make it into the Trust’s portfolio are continually monitored to determine whether the investment thesis is correct.

The Adviser has a bottom-up investment process with a focus on individual security analysis which allows the Adviser to closely monitor on-the-ground developments that provide important information regarding the future performance of portfolio holdings. This bottom-up process allows the Adviser to closely monitor on-the-ground developments that provide important information regarding the future performance of portfolio holdings. By constructing portfolios on a security-by-security basis, employing its three basket approach, the Adviser seeks optimal diversification and return characteristics that are intended to navigate changing markets or macroeconomic environments.

The Trust’s equity portfolio will be aimed at achieving risk-adjusted returns that focus on meeting our income mandate, through a variety of sectors and regions. There is a preference to own equities with higher yields and at lower valuations than the MSCI World Index.

The Adviser seeks to purchase bonds that provide the best risk/reward potential within its multi-sector relative value framework, conducting rigorous credit research and investing when the risk/reward tradeoff appears favorable. The Trust ordinarily acquires and holds debt obligations for longer-term investment rather than short-term trading on market fluctuations. However, the Trust may dispose of any such security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, and to respond to market conditions or at the Adviser’s discretion.

Opportunities created by market dislocations may present substantial opportunities in both equity and credit markets. The Adviser focuses on dividend paying securities with certain attributes that it believes mitigate business and economic-related risks. When it comes to volatility from external factors, the Adviser aims to moderate the impact of these sources through its balanced portfolio construction process, which seeks to capitalize on long-term potential and downside protection. The combination of multiple levels of diversification combine with a focus on strong businesses aims to mitigate downside risks and produce strong risk-adjusted outperformance across many different market environments. Lastly, the Adviser has a robust and formalized risk management approach to foster consistent inquiry, analysis, and evaluation of the portfolio.

Limited Term Trust Structure and Eligible Tender Offer	The Trust will terminate on or before [ ] (the “Termination Date”); provided, that if the Board believes that, under then-current market conditions, it is in the best interests of the Trust to do so, the Trust may extend the Termination Date: (i) once for up to one year (i.e., up to [ ]), and (ii) once for up to an additional six months (i.e., up to [ ]), in each case upon the affirmative vote of a majority of the Board and without the approval of Common Shareholders. In determining whether to extend the Termination Date, the Board may consider, for example, the Trust’s inability to sell its assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board may determine that market conditions are such that it is reasonable to believe that, with an extension, the Trust’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Trust.

In addition, as of a date within 12 months preceding the Termination Date, the Board may cause the Trust to conduct a tender offer to all Common Shareholders to purchase Common Shares of the Trust at a price equal to net asset value (“NAV”) per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). In an Eligible Tender Offer, the Trust will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Trust’s net assets totaling less than $100 million of net assets (the “Termination Threshold”), the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Trust and its shareholders. An Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act).

If the number of properly tendered Common Shares would result in the Trust’s net assets equaling or totaling greater than the Termination Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Trust pursuant to the terms of the Eligible Tender Offer. The Trust’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. In addition, the Trust would continue to be subject to its obligations with respect to its issued and outstanding preferred stock or debt securities, if any.

All Common Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Trust’s total assets resulting from payment for the tendered Common Shares. A reduction in net assets, and the corresponding increase in the Trust’s expense ratio, could result in lower returns and put the Trust at a disadvantage relative to its peers and potentially cause the Trust to trade at a wider discount to NAV than it otherwise would. Such reduction in the Trust’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Trust, and may have an adverse effect on the Trust’s investment performance. Moreover, the resulting reduction in the number of outstanding Common Shares could cause the Common Shares to become thinly traded or otherwise adversely impact the secondary market trading of such shares. See “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.”

Following the completion of an Eligible Tender Offer, the Board may eliminate the limited term structure of the Trust upon the affirmative vote of a majority of the Board and without the approval of Common Shareholders. In making such decision, the Board will take such actions with respect to the continued operations of the Trust as it deems to be in the best interests of the Trust, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in seeking to convert to a perpetual fund (or in seeking to extend the Termination Date). The Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share.

The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Trust’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Summary of the Declaration of Trust” and “Risks— Structural Risks—Limited Term and Eligible Tender Offer Risk.”

Use of Leverage	The Trust does not intend to employ leverage. Although it has no present intention to do so, the Trust reserves the right to in the future employ leverage through (i) borrowings of up to 33 1/3% of Managed Assets; or (ii) issue Preferred Shares in an amount up to 50% of the Trust’s Managed Assets. If the Trust uses a combination of borrowing money and issuing Preferred Shares, the maximum allowable leverage will be between 33 1/3% and 50% (but in no event more than 50%) of Managed Assets, which is the maximum extent permitted by the 1940 Act as described below. The Trust is permitted to use the following forms of leverage in combination: (a) reverse repurchase agreements, dollar rolls, derivatives or transactions that have the economic effect of leverage, (b) borrowings from a financial institution, and (c) the issuance of Preferred Shares. See “Use of Leverage.”

The provisions of the 1940 Act provide that the Trust may borrow or issue notes or debt securities in an amount up to 33 1/3% of its total assets or may issue Preferred Shares in an amount up to 50% of the Trust’s total assets (including the proceeds from leverage). The Trust’s use of derivatives and other transactions are not subject to such limitations if the Trust earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable Securities and Exchange Commission (“SEC”) regulations and interpretations to cover its obligations under those transactions and instruments. However, these transactions will entail additional expenses (e.g., transaction costs), which will be borne by the Trust.

The use of leverage by the Trust can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, returns will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, returns will be less than if leverage had not been used. Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the Common Shares than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage” and “Risks—Structural Risks—Leverage Risk.”

Dividends and Distributions	The Trust intends to implement a level distribution policy and commencing with the Trust’s first dividend, the Trust intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income. The Trust expects to declare its initial monthly dividend within 30 to 45 days after the completion of this offering and pay its initial monthly dividend within approximately 60 to 90 days after the completion of this offering, depending on market conditions. There is no assurance the Trust will make this initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate.

At times, to maintain a stable level of distributions, the Trust may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. A return of capital would reduce a Common Shareholder’s tax basis in its Common Shares, which could result in higher taxes when the Common Shareholder sells such Common Shares. This may cause the Common Shareholder to owe taxes even if it sells Common Shares for less than the original purchase price of such Common Shares. The Trust reserves the right to change its distribution policy and the basis for establishing the amount and rate of its distributions at any time upon notice to shareholders. See “Dividends and Distributions.”

Dividend Reinvestment Plan	The Trust has an automatic dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan. Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares. The automatic reinvestment of dividends and distributions in Common Shares will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends and distributions, even though such participants have not received any cash with which to pay the resulting tax.

Investor Support and Secondary Market Support Services	The Trust has retained XA Investments LLC (“XAI”) to provide investor support and secondary market support services in connection with the ongoing operation of the Trust. Such services include providing ongoing contact with respect to the Trust with financial intermediaries, communicating with the NASDAQ market makers for the shares, and with the closed-end fund analyst community regarding the Trust on a regular basis. The Trust pays XAI a service fee, payable monthly in arrears, in an annual amount equal to [ ]% of the Trust’s average daily Managed Assets.

Listing of Common Shares	The Trust intends to list the Common Shares on the NASDAQ Stock Market LLC (“NASDAQ”), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “TBLD.”

Risk Considerations	Risk is inherent in all investing. Investing in any investment company security involves risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Common Shares, you should consider the risks more fully set forth under “Risks” beginning on page 41 (as well as the other information in this Prospectus and the SAI), which provides a discussion of the principal risk factors associated with an investment in the Trust specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Trust.

Each risk noted below is considered a principal risk of the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment and Market Risk. An investment in the Trust is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Trust also represents an indirect investment in any underlying investment of the Trust. The value of the Trust or an underlying investment company, like other market investments, may move up or down, sometimes rapidly and unpredictably, and an investment in the Trust at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management Risk. The Trust is an actively managed portfolio, and the value of the Trust may be reduced if the Adviser pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Trust invests.

Equity Securities Risk. Stock markets are volatile, and the prices of equity securities fluctuate in value based on changes to the issuer of the securities and overall market and economic conditions, and such fluctuations can be pronounced.

Small and Mid-Cap Stock Risk. Small and medium capitalization stocks can be more volatile than, and perform differently from, larger capitalization stocks. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Credit Risk. If debt obligations held by the Trust are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Trust’s share value and the dividends paid by the Trust may be reduced.

Interest Rate Risk. When interest rates increase, the value of the Trust’s investments in fixed income debt securities may decline and the Trust’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term debt obligations. Decreases in market interest rates may result in prepayments of debt obligations the Trust acquires, requiring the Trust to reinvest at lower interest rates.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to a shareholder. Deflation risk is the risk that prices throughout the economy decline over time–the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Trust’s portfolio.

Depositary Receipts Risk. The Trust may hold investments in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. Depositary receipts are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Thus, investments in ADRs, EDRs, GDRs and other similar global instruments are generally subject to risks associated with equity securities and investments in non-U.S. securities. Unsponsored ADR, EDR and GDR programs may be subject to additional risks than if such instruments were sponsored by the issuer.

Emerging Markets Securities Risk. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable than those of more advanced countries. For example, such countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of an emerging markets country issuer may be extremely volatile. An issuer domiciled in an emerging market country may be similarly affected by these risks to the extent that the issuer conducts its business in developing countries.

Below Investment Grade/High Yield Securities Risk. Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. They may also be subject to greater liquidity risk.

Foreign Currency Risk. Changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Trust, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Trust.

Exchange-Traded Funds and Other Investment Companies Risk. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Trust’s investment management fees with respect to the assets so invested. Investors would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies.

Business Development Company (BDC) Risk. BDCs are a specialized form of closed-end fund that invest generally in small developing companies and financially troubled businesses. BDCs invest in private companies and thinly traded securities of public companies, including debt instruments. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Risks faced by BDC’s include: competition for limited BDC investment opportunities; the liquidity of a BDC’s private investments; uncertainty as to the value of a BDC’s private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. The Trust’s investments in BDC’s are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk.

Real Estate Risk/REIT Risk. Investments in REITs or real-estate linked derivative instruments include the risks associated with owning real estate and the real estate industry generally. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. REITs may default on obligations or go bankrupt. Shareholders bear not only their proportionate share of the Trust’s expenses, but also, indirectly, similar expenses of REITs held by the Trust. Investments in REITs could cause the Trust to recognize income in excess of cash received, and in order to make distributions, the Trust may be required to sell portfolio securities.

Illiquid Securities Risk. The Trust may invest in restricted, as well as thinly traded, instruments and securities (including privately placed securities and instruments that are subject to Rule 144A). There may be no trading market for these securities and instruments, and the Trust might only be able to liquidate these positions, if at all, at disadvantageous prices. In addition, certain stressed and distressed investments, for various reasons, may not be capable of an advantageous disposition prior to the date the Trust is to be dissolved. The Trust may be required to sell, distribute in kind or otherwise dispose of investments at a disadvantageous time as a result of any such dissolution.

Loan Risk. Investments in loans are generally subject to the same risks as investments in other types of debt obligations. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates.

Options Risk. When the Trust purchases an option, it may lose the premium paid for it if the price of the underlying security, commodity or other asset decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If a put or call option purchased by the Trust were permitted to expire without being sold or exercised, its premium would represent a loss to the Trust. To the extent that the Trust writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Trust could experience a substantial or unlimited loss.

Market Discount Risk. Shares of closed-end funds frequently trade at a discount from their NAV. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Trust’s Common Shares may trade at a price that is less than the initial offering price.

Closed-End Fund Risk. The Trust is a diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis but may sell their shares on the exchange in the secondary market.

No Operating History Risk. The Trust is a newly organized, diversified, closed-end management investment company with no operating history.

Limited Term and Eligible Tender Offer Risk. The Trust will terminate on or before the Termination Date; provided, that if the Board believes that, under then-current market conditions, it is in the best interests of the Trust to do so, the Board may extend the Termination Date. The Trust may extend the Termination Date: (i) once for up to one year (i.e., up to [ ]), and (ii) once for up to an additional six months (i.e., up to [ ]), in each case upon the affirmative vote of a majority of the Board and without the approval of the Common Shareholders.

In addition, as of a date within 12 months preceding the Termination Date, the Board may cause the Trust to conduct an Eligible Tender Offer. In an Eligible Tender Offer, the Trust will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Trust’s net assets totaling less than the Termination Threshold ($100 million of net assets), the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. Following the completion of an Eligible Tender Offer, the Board may eliminate the limited term structure of the Trust upon the affirmative vote of a majority of the Board and without the approval of Common Shareholders. The Trust is not required to conduct an Eligible Tender Offer.

Administrator, Transfer Agent, Dividend Disbursing Agent and Custodian	The Adviser also serves as the Trust’s administrator. Under an Administrative Services Agreement (the “Administration Agreement”), the Adviser is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. State Street Bank & Trust Co. (“State Street”) will act as the Trust’s custodian. Computershare Trust Company N.A. (“Computershare”) will act as the Trust’s transfer agent, registrar, Plan Administrator and dividend disbursing agent. See “Administrator, Transfer Agent, Dividend Disbursing Agent and Custodian.”

SUMMARY OF TRUST EXPENSES

The following table shows estimated Trust expenses as a percentage of net assets attributable to Common Shares. The purpose of the following table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. Common Shareholders should understand that some of the percentages indicated in the tables below are estimates and may vary. The expenses shown in the table and related footnotes are based on estimated amounts for the Trust’s first year of operations and assume that the Trust issues [    ] Common Shares. If the Trust issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to the Trust’s Common Shares, which could adversely impact the investment performance of the Trust. Accordingly, the Trust’s net assets for purposes of the tables and example below include estimated net proceeds from the offering of $[                ]. The following table should not be considered a representation of the Trust’s future expenses. Actual expenses may be greater or less than those shown below.

Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales Load(1)	None
Offering Expenses Borne by Common Shareholders of the Trust(1)(2)	None
Dividend Reinvestment Plan Fees(3)	None

As a Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fee(4)	[ ]%
Other Expenses	[ ]%
Investor Support and Secondary Market Support Services Fee(4)(5)	[ ]%
Total Annual Expenses	[ ]%

Example(6)

The example illustrates the expenses you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of [    ]% of net assets attributable to Common Shares, and (2) a 5% annual return.

	1 year	3 years	5 years	10 years
Total Expenses Incurred	$[ ]	$[ ]	$[ ]	$[ ]

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

(1)

The Adviser, and not the Trust, has agreed to pay from its own assets underwriting (a) compensation of up to $[        ] per Common Share to the underwriters in connection with this offering and (b) structuring fees to each of [    ] and [                ], in the amounts of $[        ],$[        ], $[        ] and $[        ], respectively, and a sales incentive fee to [    ] and [    ] in the amounts of $[        ], $[        ], $[        ] and $[        ], respectively. Furthermore, the Adviser, and not the Trust, has agreed to pay an amount equal to [    ]% of the total price to the public of the Common Shares sold in this offering (including Common Shares offered pursuant to the underwriters’ overallotment option), as well as up to $[        ] as expense reimbursement, for certain distribution and marketing services. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses, will be limited to not more than [    ]% of the total public offering price of the Common Shares sold in this offering. See “Underwriters.”

(2)

[The Adviser, and not the Trust, has agreed to pay from its own assets all organizational expenses of the Trust and all offering costs associated with this offering. The Trust is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.]

(3)

There will be no brokerage charges with respect to Common Shares issued directly by the Trust under the dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(4)

The management fee and investor support and secondary market support services fee are charged as a percentage of the Trust’s average daily Managed Assets, as opposed to net assets. With leverage, Managed Assets are greater in amount than net assets, because Managed Assets include assets attributable to the Trust’s use of leverage. The Trust does not intend to employ leverage. See “Management of the Trust—Investment Advisory Agreements.”

(5)

The Trust has retained XA Investments LLC (“XAI”) to provide investor support and secondary market support services in connection with the ongoing operation of the Trust. The Trust pays XAI a service fee, payable monthly in arrears, in an annual amount equal to [ ]% of the Trust’s average daily Managed Assets.

(6)

The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at the Common Share NAV. Actual expenses may be greater or less than those assumed. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE TRUST

The Trust is a diversified, closed-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on July 28, 2020. The Trust will have an approximate twelve-year limited term unless otherwise determined by the Board. Because the Trust is newly organized, the Trust’s Common Shares have no history of public trading. The Trust’s principal office is located at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, and its telephone number is [        ]. The Trust intends to list the Common Shares on the NASDAQ Stock Market LLC (“NASDAQ”), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “TBLD.”

USE OF PROCEEDS

The net proceeds of this offering are estimated at approximately $[        ] ($[        ] if the underwriters exercise the overallotment option in full). The Adviser, and not the Trust, has agreed to pay all of the Trust’s organizational expenses and all offering costs associated with this offering, and the Trust is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. The Adviser anticipates that the investment of the net proceeds will be made in accordance with the Trust’s investment objective and policies, as appropriate investment opportunities are identified, within approximately [    ] months after completion of this offering. Pending such investment, those proceeds may be invested in cash, cash equivalents, short-term debt securities or U.S. government securities. See “Investment Objective, Strategy and Policies.”

INVESTMENT OBJECTIVE, STRATEGY AND POLICIES

Investment Objective

The Trust’s investment objective is to provide current income. There is no assurance that the Trust will achieve its investment objective.

Principal Investment Strategy

Under normal market conditions, the Trust will seek to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets (as defined below) in a broad range of income-producing securities. The Trust will invest in both equity and debt securities of companies located in the United States and around the globe.

Investors today are facing significant mounting risks and heightened market volatility late in a market cycle due to a variety of factors: global pandemic, looming recession, geopolitical frictions, trade tensions, unusual global monetary and fiscal policies and populism, to name a few. The Trust is prepared to act on these market dislocations, using all available income tools at our disposal, using a highly active, high conviction, benchmark agnostic portfolio, aiming to deliver a high level of current income to the Trust’s investors.

The Trust’s Managed Assets will be allocated dynamically among the following investment opportunities: i) global equity; and ii) global debt. The Trust will target an initial portfolio allocation of 70% in global equities and 30% in global debt. The allocations may vary over time depending upon prevailing market conditions. In addition, the Trust will manage a limited covered call option overlay. The Trust expects to hold 125-175 securities at any one time. See “Investment Philosophy and Process.”

Global Equity Allocation: In managing the Trust’s global equity allocation, the Adviser will invest in any stock or other equity security that the Adviser believes will assist the Trust in pursuing its investment goals, including preferred stock, BDCs, publicly traded real estate investment trusts, other equity trusts and partnership interests, and depositary receipts such as ADRs. The Trust may invest in companies of any market capitalization and may invest in both U.S. and non-U.S. countries, including developing countries. The Trust may also invest in securities of other open- or closed-end investment companies, including ETFs, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust expects that equity investments in the Trust’s portfolio normally will be weighted in favor of companies that pay dividends or other current income. Initially, the Trust’s global equity allocation is expected to represent 70% of Managed Assets and may vary over time between 50% to 90% of Managed Assets.

Global Debt Allocation: In managing the Trust’s global debt allocation, the Adviser will invest in debt obligations of any kind, including credit and credit-related instruments, including without limitation, corporate bonds, revolving lines of credit, options on bonds, syndicated corporate loans, mortgage and asset-backed securities, debt securities and similar instruments issued by U.S. and non-U.S. corporate entities and governments and supranational entities, as well as U.S. government-sponsored agency debentures, warrant-

linked bonds, convertible securities, and taxable, tax-exempt and tax-advantaged municipal securities. The Trust may purchase mezzanine, second lien, distressed and other securities or instruments that are rated below investment grade or that are unrated, including “high yield” or “junk” bonds and debt obligations of any maturity and of any credit quality. The Trust may also invest up to 20% of Managed Assets in receivables, non-syndicated corporate debt, asset purchase guarantees, debtor-in-possession loans, trade claims and whole consumer loans. Initially, the Trust’s global debt allocation is expected to represent 30% of Managed Assets and may vary over time between 10% to 50% of Managed Assets.

The Trust’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Trust ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short-term trading on market fluctuations. However, the Trust may dispose of any such security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or otherwise to respond to market conditions.

Option Overlay: The Trust intends to write (sell) covered call options on a portion of the individual common stocks in its portfolio, and, to a lesser extent, write (sell) call and put options on indices of securities and sectors of securities (collectively referred to as “index options”). In employing the option overlay, the Trust will seek to enhance its ability to retain option premiums in varying equity market environments, by maintaining the flexibility to manage different covered call contracts and to take into account differences in volatility and sector or company specific factors when making investment decision. The notional amount of the Trust’s options strategy will be approximately 10% to 40% of the Trust’s Managed Assets, although this percentage may vary from time to time with market conditions. Under current market conditions with higher levels of volatility, the Trust anticipates writing out-of-the-money individual call options, the notional amount of which would be approximately 35% of the Trust’s Managed Assets. The option overlay allocation may vary over extended periods of time depending on market conditions and Trust Management’s ongoing assessment of covered call option risk-adjusted returns. The Adviser may actively manage the option overlay based on market-level macroeconomic and equity allocation insights and will vary the terms of the option overlay, including the notional value of the options written, contract type and term, and the moneyness of each option.

The Trust’s options strategy is intended to generate current income from options premiums and to improve the Trust’s risk-adjusted returns. The strike and expiration selection will vary based on market conditions and yield targets, but the Trust generally writes options that are “out-of-the-money”—in other words, the strike price of a written call option will be greater than the market price of the underlying security on the date that the option is written, or, for a written put option, less than the market price of the underlying security on the date that the option is written; however, the Trust may also write “at-the-money” or “in-the-money” options for defensive or other purposes. Option expirations will vary and typically range up to 6 months.

Derivatives: The Trust may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes, and may invest in credit default swaps on indices of high-yield securities on a short-term basis (generally less than 90 days) pending longer term investment. The Trust may seek to hedge 50% or more of the Trust’s foreign currency risk. The Trust’s global equity strategy may utilize derivatives, including but not limited to repurchase agreements, foreign currency exchange contracts, options and futures contracts, for hedging and for investment purposes.

Portfolio Turnover: The annualized portfolio turnover rate of the Trust is not expected to exceed 100%. Portfolio turnover will not be a principal consideration in investment decisions for the allocation, and the allocation will not be subject to any limit on the frequency with which portfolio securities may be purchased or sold.

Short-Term Investments: In addition to the foregoing principal investment strategy of the Trust, the Adviser also may allocate the Trust’s Managed Assets among cash and short-term investments, which are not included in the Trust’s global debt or global equity allocations. See “Investment Policies and Techniques—Temporary Investments and Defensive Position” in the SAI.

“Managed Assets” means the total assets of the Trust, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

All percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of market value fluctuations of the Trust’s portfolio securities.

Unless otherwise specified, the investment objective, policies and portfolio limitations of the Trust are not considered to be fundamental and can be changed without a vote of the Common Shareholders. Certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act, which includes Common Shares and preferred stock of the Trust (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. See “Investment Restrictions” in the SAI.

Portfolio Composition

The Trust’s portfolio will primarily consist of the instruments described below subject to any percentage limitations described above that may apply.

Common Stocks and Other Equity Securities

The Trust may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, although under certain market conditions various fixed-income investments have comparable or greater price volatility. Therefore, the value of an investment in the Trust may at times decrease instead of increase. The Trust’s investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Fixed Income

Fixed income investments include bonds, debt securities and income-producing instruments of any kind issued by governmental or private-sector entities. The Trust’s fixed income investments may be sourced in the primary and secondary markets. Most fixed income investments consist of a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The Adviser interprets the term fixed income broadly as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. The Trust may invest in a wide variety of fixed income instruments of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities and other issuers, including taxable, tax-exempt and tax-advantaged municipal securities. Fixed income investments may include, among other things, fixed or variable/ floating-rate debt obligations, including bills, notes, bonds, debentures, money market instruments and similar instruments and securities. Fixed income investments generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some fixed income investments are “perpetual” in that they have no maturity date.

Foreign and Emerging Market Investments

The Trust may invest in securities issued by a foreign issuer, including emerging market issuers, or by an issuer with significant revenue or other exposure to foreign markets. There may be less information publicly available about a foreign market, issuer, or security than about U.S. markets or a U.S. issuer or security, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Trust’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the Trust may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. In addition, local market holidays or other factors may extend the time for settlement of purchases and sales of the Trust’s investments in securities that trade on foreign markets. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Extended settlement cycles or other delays in settlement may increase the Trust’s liquidity risk.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the Trust’s investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Foreign issuers may become subject to sanctions imposed by the U.S. or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Trust’s ability to buy, sell, receive or deliver the securities.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Trust’s ability to invest in securities of certain issuers organized under the laws of those foreign countries. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company. Certain countries may also limit investment by foreign persons to only a specific class of securities that may have less advantageous terms, and such securities may be less liquid than other classes of securities of an issuer.

To the extent the Trust invests a significant portion of its assets in a specific geographic region, countries or group of countries, the Trust will have greater exposure to risks associated with such region, country or group of countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as emerging markets. For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. In addition, the economies of certain developing or emerging market countries may be dependent on a single industry or limited group of industries, which may increase the risks described above and make those countries particularly vulnerable to global economic and market changes.

There may also be limited counterparties available in developing markets, which may increase the Trust’s credit risks. Foreign government regulations may restrict potential counterparties to certain financial institutions that are located in or operating in a particular country. Such counterparties may not possess creditworthiness standards, financial reporting standards, and legal protections similar to counterparties located in developed markets, which can increase the risk associated with the Trust’s investments in such markets.

The values of foreign securities may be adversely affected by changes in currency exchange rates. This may be because the foreign securities are denominated and/or traded in a foreign currency or because the assets or revenues of an issuer are denominated in a currency different from the issuer’s debt or other obligations. For example, the credit quality of issuers who have outstanding debt denominated in the U.S. dollar, and the values of their debt obligations, may be adversely affected if the value of the U.S. dollar strengthens relative to the value of the currency in which the issuer’s assets or revenues are denominated. In addition, the Trust is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after the Trust’s income has been earned and translated into U.S. dollars (but before payment), the Trust could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time the Trust incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries and the values of the Trust’s investments in those markets. A foreign government may seek to devalue its currency if it has issued debt in its local currency because any such devaluation reduces the burden on it of repaying its debt obligations. Any devaluation of a currency in which the Trust’s portfolio holdings are denominated will reduce the value of and return on the investment to the Trust when translated into U.S. dollars.

Investments in ADRs, European depositary receipts (“EDRs”), global depositary receipts (“GDRs”) and other similar global instruments are generally subject to risks associated with equity securities and investments in non-equity securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Foreign securities and emerging markets securities include Global Depositary Notes (“GDNs”). A GDN is a debt instrument created by a bank that evidences ownership of local currency-denominated debt securities. GDNs reflect the terms of particular local currency-denominated bonds. GDNs trade, settle, and pay interest and principal in U.S. dollars but typically are restricted securities that do not trade on an exchange. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary bank. In addition to the risks associated with foreign investments, the Trust’s investments in GDNs are subject to the risks associated with the underlying local currency-denominated bond and derivative instruments including credit risk, default risk, counterparty risk, interest rate risk, leverage risk, liquidity risk, and reliance on the adviser risk. Holders of GDNs may have limited rights, and investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert the bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations or other exposure to foreign markets. When the Trust invests in securities issued by foreign issuers, the Trust may be subject to the risks described above even if all of the Trust’s investments are denominated in United States dollars, especially with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.

Loans, Assignments and Participations

The Trust may make loans, and may acquire or invest in loans made by others. The Trust may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Trust may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower, by means of an assignment or a participation. In an assignment, the Trust assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Trust assumes the position of a co-lender with other syndicate members. As an alternative, the Trust may purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Trust will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of a participation, the value of the Trust’s loan investment will depend at least in part on the credit standing of the assigning or participating institution. The loans in which the Trust may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. Investments in loans may be of any quality, including “distressed” loans. The Trust also may gain exposure to loans and related investments through the use of total and excess return swaps and/or other derivative instruments and through private funds and other pooled investment vehicles, including some which may be sponsored or advised by the Adviser or its related parties (see “Derivatives”).

Many loans are made by a syndicate of banks, represented by an agent bank (the “Agent”) which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate (the “Lenders”), and for enforcing its and their other rights against the borrower. Each of the lending institutions, which may include the Agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan or other indebtedness, the Trust has direct recourse against the borrower, the Trust may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

The Trust’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or may be difficult to liquidate. In addition, the Trust’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Trust to receive scheduled interest or principal payments on a loan would adversely affect the income of the Trust and would likely reduce the value of its assets, which would be reflected in a reduction in the Trust’s NAV. Loans that are fully secured offer the Trust more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Trust bears a substantial risk of losing the entire amount invested.

Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Trust will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loans in which the Trust may invest may not be rated by independent credit rating agencies, a decision by the Trust to invest in a particular loan may depend heavily on the Adviser’s or the original lending institution’s credit analysis of the borrower.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means the Trust may have a limited ability to receive payment promptly on the sale of some of the loans in its portfolio. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Trust’s NAV than if that value were based on available market quotations, and could result in significant variations in the Trust’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of the Trust’s investments by reference to, among other things, market conditions and contractual provisions. Assignments and participations are generally not registered under the Securities Act, and thus investments in them may be less liquid or illiquid.

Although the Trust has no present intention to do so, the Trust may originate and own entire whole loans. In addition to interest, the Trust could receive origination fees, extension fees, modification or similar fees in connection with whole mortgage or other loans. Investments in loans through a direct or originated loan may involve additional risks to the Trust. For example, if a loan is foreclosed, the Trust could become part or sole owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Trust could be held liable as co-owner. Lender liability may be founded upon the premise that an institutional lender has violated a duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. In addition, courts have in some cases applied the doctrine of equitable subordination to subordinate the claim of a lending institution against a borrower to claims of other creditors of the borrower when the lending institution is found to have engaged in unfair, inequitable, or fraudulent conduct.

From time to time, loans or assignment or participation interests therein acquired by the Trust, or to which the Trust may have direct or indirect investment exposure, will at the time of their acquisition be, or may become after acquisition, non-performing for a wide variety of reasons. Non-performing loans include mortgages where the borrower is in default or is or has been delinquent as to the payment of interest and/or principal, including, potentially, for a significant period of time. Such non-performing loans could require a substantial amount of workout negotiations and/or restructuring, which could entail, among other things, a substantial reduction in the interest rate and a substantial write down of the principal of such loans. Even if a restructuring were successfully accomplished, a risk exists that upon maturity of such a loan, replacement “takeout” financing will not be available.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, purchasers of such instruments may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.

It is the position of the SEC that, in the case of loan participations or assignments where a bank or other lending institution serves as a financial intermediary between the Trust and the corporate borrower, if the participation does not shift to the Trust the direct debtor-creditor relationship with the borrower, the Trust should treat both the lending bank or other lending institution and the borrower as “issuers.” If and to the extent the Trust treats a financial intermediary as an issuer of indebtedness, the Trust may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Economic exposure to loan interests through the use of derivative transactions, including, among others, total and excess return swaps, may involve greater risks than if the Trust had invested in the loan interest directly during a primary distribution or through assignments of, or participations in, a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

Options Overlay

The Trust may seek to generate income from option premiums by writing (selling) options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, futures contract, index, currency, or other instrument at the option exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying instrument at the option exercise price. The Trust may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Trust through the exercise of its rights with respect to convertible securities it owns) in the Trust’s portfolio and (ii) on broad-based securities indexes (such as the Standard and Poor’s 500® Index (“S&P 500”) or the MSCI EAFE® Index (“MSCI EAFE”), which is an index of international equity stocks), or certain ETFs that trade like common stocks but seek to replicate such market indexes. In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Trust may also purchase put options on individual securities, broad-based securities indexes (such as the S&P 500 or MSCI EAFE), or certain ETFs that trade like common stocks but seek to replicate such market indexes.

The Trust will write call options and put options only if they are “covered.” For example, a call option written by the Trust will require the Trust to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Trust on an index will require the Trust to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Trust requires the Trust to segregate cash or liquid assets equal to the exercise price.

Below Investment Grade/High Yield Investments

Corporate bonds rated below investment grade (“junk bonds”) and certain other fixed income instruments, such as loans (for purposes of this discussion, all such instruments are herein referred to as “securities”) rated below investment grade, or such instruments that are unrated and are determined by the Adviser to be of comparable quality, are high yield, high risk bonds. A security may be considered to be below investment grade if it is rated Ba1 by Moody’s and BB+ by S&P or Fitch, or lower, or the equivalent by any other nationally recognized statistical rating organization.

While offering a greater potential opportunity for capital appreciation and higher yields compared to higher-rated fixed income securities, high yield investments typically entail greater potential price volatility and may be less liquid than higher-rated securities. Junk bonds and high yield investments may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Trust may lose its entire investment.

The lower ratings of certain securities held by the Trust reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Trust more volatile and could limit the Trust’s ability to sell its securities at prices approximating the values the Trust had placed on such securities. In the absence of a liquid trading market for securities held by it, the Trust may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s, S&P, Fitch, or any other nationally recognized statistical rating organizations (“NRSRO”) does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of the Trust’s fixed-income securities. Conversely, during periods of rising interest rates, the value of the Trust’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Trust’s NAV.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which the Trust may invest are issued to raise funds in connection with the acquisition of a company, in so-called leveraged buy-out transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Trust could find it more difficult to sell lower-rated securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Trust’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, the Trust may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Trust’s operating expenses and adversely affect the Trust’s NAV. The Trust may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Trust’s intention to qualify as a RIC under the Code, may limit the extent to which the Trust may exercise its rights by taking possession of such assets.

Certain securities held by the Trust may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by the Trust during a time of declining interest rates, the Trust may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower-rated securities may be subject to certain risks not typically associated with investment grade securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Unrated Securities. Unrated securities involve the risks associated with investments in rated securities of equivalent credit quality, though they may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s creditworthiness. When the Trust invests in unrated securities, the Trust’s success in achieving its investment objective may depend more heavily on the Adviser’s analysis than if the Trust invested exclusively in rated securities.

Municipal Securities

Municipal securities include, among other instruments, general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, and moral obligation bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The yields on municipal securities are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

Taxable municipal securities include obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “ARRA”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support (any bonds so issued are considered “Build America Bonds”). Investments in Build America Bonds or similar taxable municipal bonds will result in taxable income, and the Trust may elect to pass through to Shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Taxable municipal bonds involve similar risks as tax-exempt municipal bonds.

Convertible Securities

The Trust may invest in convertible securities. Convertible securities include bonds, warrant-linked bonds, debentures, notes, preferred stock and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities may entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. The Trust may invest in convertible bonds and debentures of any credit quality and maturity.

The market value of a convertible security is a function of its investment value and its conversion value. A security’s investment value represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s conversion value is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security generally trades like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security is typically more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The Trust’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Trust may be required to convert the security into the underlying common stock even at times when to do so is not in the best interests of the shareholders.

The Trust also may invest in “synthetic” convertible securities, which will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities or instruments that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Trust may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes.

The Trust’s investments in convertible securities, including synthetic convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid, in which case the Trust may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Trust.

Preferred Securities

Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stocks, preferred stocks usually do not have voting rights. Preferred stocks in some instances are convertible into common stock. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks may act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Although they are equity securities, preferred securities have certain characteristics of both debt securities and common stock. They are like debt securities in that their stated income is generally contractually fixed. They are like common stocks in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

In order to be payable, dividends on preferred securities must be declared by the issuer’s board of directors. In addition, distributions on preferred securities may be subject to deferral and thus may not be automatically payable. Income payments on some preferred securities are cumulative, causing dividends and distributions to accrue even if they are not declared by the board of directors of the issuer or otherwise made payable. Other preferred securities are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Trust invests will be declared or otherwise made payable.

Preferred securities have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting the issuers’ industries or industry sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged. Many of the preferred securities in which the Trust may invest will not pay tax-advantaged dividends. Because the claim on an issuer’s earnings represented by preferred securities may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection in which the security is not redeemable. Thus, in declining interest rate environments in particular, the Trust’s holdings of higher dividend-paying preferred securities may be reduced and the Trust may be unable to acquire securities paying comparable rates with the redemption proceeds.

Business Development Companies (“BDCs”)

BDCs are a type of closed-end fund regulated under the 1940 Act. BDCs typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. The interest earned by a BDC flows through to investors in the form of a dividend, normally without being taxed at the BDC entity level. BDCs may invest in a diverse array of industries. BDCs are unique in that generally, at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Code. Similar to REITs, the securities of BDCs, which are required to distribute substantially all of their income on an annual basis to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. The Trust may invest in common equity, preferred equity and debt securities of BDCs, and is not limited with respect to the specific types of BDCs in which it may invest. As an investor in common equity securities of a BDC, the Trust will indirectly bear its proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Trust.

Exchange-Traded Funds and Other Investment Companies

The Trust may invest in shares of both open- or closed-end investment companies (including money market funds, single country funds, and ETFs of any kind) and trusts, limited partnerships, limited liability companies or other forms of business organizations, including other pooled investment vehicles. Investing in another pooled vehicle exposes the Trust to all the risks of that pooled vehicle.

As the shareholder of another investment company, the Trust would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses the Trust pays in connection with its own operations. The Trust’s investments in other investment companies may be limited by applicable law. It is possible that, under certain circumstances, the Trust may be prevented by applicable law from investing in other investment companies when doing so may otherwise be the most efficient way for the Trust to obtain exposure to a portfolio of debt securities.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Trust to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which the Trust may invest are exchange-traded funds (“ETFs”). Index ETFs are open-end management investment companies that seek to provide investment results that correspond generally to the price and yield performance of a specified index (Index Fund). Individual investments in ETFs generally are not redeemable. However, large quantities of ETF shares known as “Creation Units” are redeemable from the ETF. The liquidity of smaller holdings of ETF shares will depend upon the existence of a secondary market.

Disruptions in the markets for the securities held by ETFs or other investment companies purchased or sold by the Trust could result in losses on investments in ETFs or other investment companies. ETFs also carry the risk that the price the Trust pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which the Trust may invest may be leveraged, which would increase the volatility of the value of the Trust’s Common Shares.

The SEC has proposed regulations that may adversely affect the Trust’s ability to invest in other investment companies. The proposed regulations, if adopted, could also significantly affect the Trust’s ability to redeem its investments in other investment companies in the manner that they do now, making such investments less attractive. The final terms of any proposed regulations are not known as of the date of this SAI, but they could cause the Trust to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Real Estate Investment Trusts (“REITs”)

The Trust may invest in REITs. REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Trust will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs:

Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. See “Risks” below for additional information. Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.

The Trust’s investment in a REIT may result in the Trust making distributions that constitute a return of capital to Trust shareholders for federal income tax purposes. In addition, distributions attributable to REITs made by the Trust to Trust shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income. Certain distributions made by the Trust attributable to dividends received by the Trust from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders. Under proposed regulations, which would apply to tax years ending after they are finalized and on which taxpayers may rely, if the Trust receives qualified REIT dividends it is allowed to pass them through to Trust shareholders in the form of section 199A dividends. To the extent that the Trust designates dividends it pays to its shareholders as section 199A dividends such shareholder may be eligible for a 20% deduction with respect to such dividends.

Derivatives

Some of the instruments in which the Trust may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes may be more volatile than those of other instruments and each type of derivative instrument may have its own special risks.

Some over-the-counter derivative instruments may expose the Trust to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Trust potentially could lose all or a large portion of its investment in the derivative instrument.

Investing for hedging purposes or to increase the Trust’s return may result in certain additional transaction costs that may reduce the Trust’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Trust investments. Certain derivatives may create a risk of loss greater than the amount invested. The Trust or its agents will earmark or segregate liquid assets on its books against its derivatives exposures to the extent required by applicable law.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Distressed and Defaulted Securities

Defaulted securities risk refers to the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in emerging market countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative and entail high risk. The Trust will not invest in securities in default at time of purchase, however, the Trust is not required to sell any securities that default after acquisition.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as credit card and automobile finance receivables, student loans, consumer loans, installment loan contracts, home equity loans, mobile home loans, boat loans, business and small business loans, project finance loans, airplane leases, and leases of various other types of real and personal property (including those relating to railcars, containers, or telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), and other non-mortgage-related income streams, such as income from renewable energy projects and franchise rights. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Trust may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Trust may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Trust may not be able to realize the rate of return it expected.

Adjustable rate mortgages (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The Trust may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

In considering an investment for the Trust in mortgage-backed securities, the Adviser will consider a number of factors with respect to the underlying mortgages. These include, but are not limited to, (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien—Jumbo Prime, First Lien—Alt-A, First Lien—Subprime, First Lien—Pay-Option, or Second Lien; for commercial: Conduit, Large Loan, or Single Asset/Single Borrower (“SASB”)); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause mortgage-backed securities to have differing risk factors and performance characteristics.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Trust.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae (also known as “Fannie Mae”) are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Freddie Mac Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. The Trust may also invest in bonds, including unguaranteed mezzanine bonds and subordinate bonds, securitized through Freddie Mac’s “K-Deal” program, which securitizes mortgage loans backed by multi-family apartment properties. Such bonds are also not backed by the full faith and credit of the U.S. Government.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Trust’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities. POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Trust’s ability to buy or sell those securities at any particular time.

Subprime loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans or other types of loans made to more creditworthy borrowers. Therefore, the values of asset-backed securities (whether mortgage-backed securities or other types of asset-backed securities) backed by subprime loans involve greater risk of price declines due to the increased risk of default.

The mortgage loans backing the mortgage-backed securities in which the Trust may invest may include re-performing loans (“RPLs”), non-performing loans and non-qualified mortgage (“Non-QM”) loans. RPLs are loans that have previously been delinquent but are current at the time they are securitized. Fannie Mae and Freddie Mac, among others, securitize RPLs. For example, in Fannie Mae’s case, the RPLs securitized are single-family, fixed rate re-performing loans that generally were previously placed in a mortgage-backed security trust with certificates guaranteed by Fannie Mae, purchased from the trust by Fannie Mae and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e. performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, Fannie Mae follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. Fannie Mae may include different loan structures and modification programs in the future. Non-performing loans are mortgage loans where the borrower is in default or is or has been delinquent, for a potentially significant period of time, as to the payment of interest and/or principal. Non-QM loans do not comply with the rules of the Consumer Financial Protection Bureau (the “CFPB”) relating to qualified mortgages (“QM”). To qualify as a QM loan under the CFPB’s rules, the loan must meet certain requirements, such as a borrower debt-to-income ratio, being fully-amortizing, and limits on loan fees. Non-QM loans do not comply with at least one of these requirements.

In addition to investing in mortgage-backed securities that are backed by mortgage loans themselves, the Trust may invest in securities that are backed by mortgage servicing rights (“MSRs”), including normal MSRs and excess MSRs. Normal MSRs refer to the contractual right to cash flows payable to the mortgage servicer of a pool of mortgage loans for their ongoing administrative duties to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities. Excess MSRs are the rights to any amount of cash flows in excess of normal MSRs.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage (though certain asset-backed securities, such as equipment trust certificates (“ETCs”) and enhanced equipment trust certificates (“EETCs”), may be structured such that there is a security interest in the underlying asset), asset-backed securities may present certain additional risks that are not commonly present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Similarly, ETCs and EETCs are often secured by different types of equipment.

The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors or the originating alternative lending platforms. For example, the Trust may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer, sponsor or originating alternative lending platform, as applicable. Certain services, sponsors or originating alternative lending platforms may have limited operating histories to evaluate. The insolvency of a servicer, sponsor or originating alternative lending platform may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. The Trust also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Trust may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Trust and could cause the Trust’s NAV to decline, potentially significantly. Uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

The Trust may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Consistent with the Trust’s investment objective and policies, the Adviser may also cause the Trust to invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.

Sovereign Debt Obligations

The Trust may invest in sovereign debt, including of emerging market countries. Investors should be aware that certain sovereign debt instruments in which the Trust may invest may involve great risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade by Moody’s, S&P, or Fitch.

Sovereign debt may be issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government-sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward principal international lenders such as the International Monetary Fund, and the political and social constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may decide to default on their sovereign debt in whole or in part. There is no bankruptcy proceeding through which holders of sovereign debt (including the Trust) may attempt to collect all or a portion of their investment upon a default, which could result in significant losses to the Trust.

The Trust may invest in Brady Bonds, sovereign debt securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Investments in Brady Bonds involve various risks associated with investing in sovereign debt securities and may be subject to restructuring arrangements or to requests for new credit, which may cause the Trust to lose interest or principal on holdings consisting of Brady Bonds.

The Trust’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require the Trust to make distributions exceeding book income to qualify as a RIC for federal tax purposes.

Some of the countries in which the Trust may invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future where holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

The ability or willingness of foreign governments to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social, economic and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Trust’s investments. The countries issuing such instruments may be faced with social and political issues and some of them have experienced high rates of inflation and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. There can be no assurance that adverse political changes will not cause the Trust to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations and/or the values of its obligations may decline significantly. If an event of default occurs, the Trust may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws designed to protect and enforce the rights of creditors may not apply to issuers of sovereign debt obligations in many jurisdictions, may be substantially different from those applicable to issuers of private debt obligations, and/or may be ineffective in enforcing the Trust’s rights or effecting a recovery on the Trust’s investment. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Trust’s NAV, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Foreign Currencies and Related Transactions

The Trust’s Common Shares are priced in U.S. dollars and the distributions paid by the Trust to Common Shareholders are paid in U.S. dollars. The Trust may take positions in various foreign (non-U.S.) currencies, including by actual holdings of those currencies and through forward, futures, swap, and option contracts with respect to foreign currencies, for hedging, or as a substitute for actual purchases or sales of the currencies in question; the Trust may also invest without limit in investments denominated in currencies other than the U.S. dollar, including the local currencies of emerging markets. The Trust’s investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment. The Trust may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies. For instance, the Trust may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, may reduce the Trust’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Trust is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by the Trust if the value of the hedged currency increases. The Trust may enter into these contracts to hedge against foreign exchange risk arising from the Trust’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Trust will engage in such transactions at any given time or from time to time when they would be beneficial.

The Trust also may use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Trust will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Adviser.

Reverse Repurchase Agreements and Dollar Rolls

Reverse repurchase agreements involve sales by the Trust of portfolio securities concurrently with an agreement by the Trust to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements are speculative techniques involving leverage. Reverse repurchase agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Trust seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Trust may be delayed or prevented from recovering the security that it sold.

The Trust may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Trust sells mortgage-related securities for immediate settlement and simultaneously purchases substantially similar securities for forward settlement at a discount. While the Trust begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

Currency Forward and Futures Contracts

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Trust may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange or board of trade; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Trust will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin on its futures positions.

Credit Default Swaps

A credit default swap is an agreement between the Trust and a counterparty that enables the Trust to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, the Trust would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Trust would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would keep the stream of payments, and would have no payment obligations to the counterparty. The Trust may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

Certain Interest Rate Transactions

Interest rate swaps involve the exchange by the Trust with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating-rate payments. These transactions generally involve the Trust’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Trust a variable rate payment that is intended to approximate a variable rate payment obligation of the Trust (for example, a variable rate payment obligation on any preferred shares issued by the Trust). The payment obligation would be based on the notional amount of the swap. Other forms of interest rate swap agreements in which the Trust may invest include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Trust may use interest rate swap transactions with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes. Any termination of an interest rate swap transaction could result in a termination payment by or to the Trust.

Repurchase Agreements

The Trust may enter into repurchase agreements, which may be viewed as a type of secured lending by the Trust, typically involving the acquisition by the Trust of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Trust will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, often not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Trust will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by the Trust to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year.

Lending of Portfolio Securities

The Trust may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets, thereby potentially realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Trust can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, marked-to-market daily. The borrower pays to the Trust an amount equal to any dividends or interest received on securities lent. The Trust retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Trust bears the risk of any loss on the investment of the collateral; any such loss may exceed, potentially by a substantial amount, any profit to the

Trust from its securities lending activities. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Trust retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Trust to exercise voting rights on any matters materially affecting the investment. The Trust may also call such loans in order to sell the securities. The Trust may pay fees in connection with arranging loans of its portfolio securities.

U.S. Government Securities

U.S. government securities in which the Trust invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

INVESTMENT PHILOSOPHY AND PROCESS

The Trust is a global, multi-asset, actively managed portfolio that seeks to generate an attractive income stream by providing investors differentiated access to a dynamic blend of income generating investments. The Adviser believes that markets are inefficient with respect to the assessment of risk and reward due to the siloed nature of multi-asset analysis. Multi-asset allocations driven by market-capitalization-weighted benchmarks and geographical constraints are also inefficient in the assessment of compensation for assumed risks. Many benchmarks reflect the structure of the current investment universe, but they often do not reflect an optimal portfolio allocation. These inherent inefficiencies provide an opportunity for active management to deliver alpha. The Trust aims to exploit these opportunities by marrying the Adviser’s collaborative global generalist research approach and robust fundamental analysis with the ability to assess risk and reward across the full spectrum of available income opportunities.

The foundational principle of the Trust’s investment philosophy is to invest in securities of companies with the ability and willingness to provide income. The Adviser believes that companies that generate cash flows have the potential to smooth investor returns over time. In addition, businesses with solid free cash flow are more likely to capture market share in a good economy and more likely to succeed during periods of economic or market stress. The Trust uses a flexible approach that seeks to maximize its distribution. Investment decisions are centered on generating an attractive risk-adjusted yield and are not overly constrained by top-down allocation requirements. The Trust’s investment universe includes the entire U.S. and international market across market capitalization regardless of geography, sector, industry or asset class.

The Trust’s investments are selected based on their individual merits and within the context of balanced portfolio construction consistent with meeting the investment objective of providing current income. The Adviser believes the current landscape for income-producing securities is scarce globally due to a variety of factors including central bank policies maintaining a low to negative interest rate environment for the foreseeable future. Yet, aging and growing global populations are creating greater demand for income and downward pressure on real yields. As such, the Trust employs option writing to enhance income generation while allowing for a more balanced portfolio construction.

The Adviser believes a resilient income stream can be generated by carefully selecting a diversified set of income-producing assets with uncorrelated fundamental drivers. These drivers include interest income from a variety of fixed income instruments, dividend income from a balanced equity portfolio, and option premium income from an option overlay. With respect to the Trust’s equity portfolio, the Trust utilizes the Adviser’s three basket methodology, which is designed to create equity portfolios that can perform across market cycles:

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Basic Value: Companies generally operating in mature industries and that exhibit more economic sensitivity and/or higher volatility in earnings and cash flow. Basic Value investments often generate higher current income than the overall market.

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Consistent Earners: Companies that generally exhibit predictable growth, profitability, cash flow and/or dividends. Consistent Earner investments often generate current income in-line with market averages.

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Emerging Franchises: Companies with the potential to grow at an above average rate because of a product or service that is establishing a new market and/or taking share from existing participants. Emerging Franchise investments often generate current income lower than market averages.

The Trust’s equity and debt investments are determined by individual issuer and industry analysis. Investment decisions are influenced by various factors, including domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers and their respective industries.

The Adviser believes in an extensive search for the best income ideas, within the U.S. and around the globe. Potential investments are thoroughly analyzed using both quantitative and qualitative criteria, with the majority of potential investments in the investment universe being discarded. Individual securities are selected on their own merits but also in the context of the role they will play in the behavior of the entire portfolio. Those investments that do make it into the Trust’s portfolio are continually monitored to determine whether the investment thesis is correct.

The Adviser has a bottom-up investment process with a focus on individual security analysis which allows the Adviser to closely monitor on-the-ground developments that provide important information regarding the future performance of portfolio holdings. This bottom-up process allows the Adviser to closely monitor on-the-ground developments that provide important information regarding the future performance of portfolio holdings. By constructing portfolios on a security-by-security basis, employing its three basket approach, the Adviser seeks optimal diversification and return characteristics that are intended to navigate changing markets or macroeconomic environments.

The Trust’s equity portfolio will be aimed at achieving risk-adjusted returns that focus on meeting our income mandate, through a variety of sectors and regions. There is a preference to own equities with higher yields and at lower valuations than the MSCI World Index.

The Adviser seeks to purchase bonds that provide the best risk/reward potential within its multi-sector relative value framework, conducting rigorous credit research and investing when the risk/reward tradeoff appears favorable. The Trust ordinarily acquires and holds debt obligations for longer-term investment rather than short-term trading on market fluctuations. However, the Trust may dispose of any such security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, and to respond to market conditions or at the Adviser’s discretion.

Opportunities created by market dislocations may present substantial opportunities in both equity and credit markets. The Adviser focuses on dividend paying securities with certain attributes that it believes mitigate business and economic-related risks. When it comes to volatility from external factors, the Adviser aims to moderate the impact of these sources through its balanced portfolio construction process, which seeks to capitalize on long-term potential and downside protection. The combination of multiple levels of diversification combine with a focus on strong businesses aims to mitigate downside risks and produce strong risk-adjusted outperformance across many different market environments. Lastly, the Adviser has a robust and formalized risk management approach to foster consistent inquiry, analysis, and evaluation of the portfolio.

USE OF LEVERAGE

The Trust does not intend to employ leverage. Although it has no present intention to do so, the Trust reserves the right to in the future employ leverage through (i) borrowings of up to 33 1/3% of Managed Assets; or (ii) issue preferred shares in an amount up to 50% of the Trust’s Managed Assets. If the Trust uses a combination of borrowing money and issuing preferred shares, the maximum allowable leverage will be between 33 1/3% and 50% (but in no event more than 50%) of Managed Assets, which is the maximum extent permitted by the 1940 Act as described below. The Trust is permitted to use the following forms of leverage in combination: (a) reverse repurchase agreements, dollar rolls, derivatives or transactions that have the economic effect of leverage, (b) borrowings from a financial institution, and (c) the issuance of preferred shares. The Trust also does not anticipate that it will issue Preferred Shares within 12 months of the date of this Prospectus.

Under the 1940 Act, the Trust is not permitted to incur indebtedness unless immediately after doing so the Trust has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Trust’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Trust may not declare any cash dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Trust’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Trust’s Managed Assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the NAV of the Trust’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the Preferred Shares. However, certain short-term borrowings (such as for cash management purposes) are not subject to the 33 1/3% limitation if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Trust. Normally, holders of Common Shares will elect the Trustees of the Trust except that the holders of any Preferred Shares will elect two Trustees. In the event the Trust failed to pay dividends on its Preferred Shares for two full years, holders of Preferred Shares would be entitled to elect a majority of the Trustees until the dividends are paid.

The Trust may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Trust. Borrowing covenants or rating agency guidelines may impose asset coverage or Trust composition requirements that are more stringent than those imposed on the Trust by the 1940 Act. Since the holders of common stock pay all expenses related to the use of leverage, such use of leverage would create a greater risk of loss for the Trust’s Common Shares than if leverage is not used. See “Risks—Structural Risks—Leverage Risk.”

The Trust may enter into derivatives or other transactions that may provide leverage (other than through borrowings or the issuance of Preferred Shares), but which are not subject to the above noted limitations under the 1940 Act if the Trust earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable SEC regulations and interpretations to cover its obligations under those transactions and instruments. These transactions will entail additional expenses (e.g., transaction costs), which will be borne by the Trust. These types of transactions have the potential to increase returns to Common Shareholders, but they also involve additional risks. This additional leverage will increase the volatility of the Trust’s investment portfolio and could result in larger losses than if the transactions were not entered into. However, to the extent that the Trust enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be reduced or eliminated. See “Risks—Investment-Related Risks—Derivatives Risks.”

During the time in which the Trust is using leverage, the amount of the fees paid to the Adviser for investment management services will be higher than if the Trust did not use leverage because the fees paid will be calculated based on the Trust’s Managed Assets. This may create a conflict of interest between the Adviser, on the one hand, and the holders of Common Shares, on the other. Also, because the leverage costs will be borne by the Trust at a specified interest rate, only the Trust’s Common Shareholders will bear the cost of the Trust’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

RISKS

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. This section discusses the principal risk factors associated with an investment in the Trust specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Trust. Investors should consider the following risk factors and special considerations as well as the other information in this Prospectus prior to investing in the Trust’s Common Shares.

Investment-Related Risks:

The following risks apply to the investments the Trust may make.

Investment and Market Risks

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. The value of the Trust like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility. Overall stock market risks may also affect the NAV of the Trust. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management Risk

The Trust is an actively managed portfolio, and the value of the Trust may be reduced if the Adviser pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Trust invests. This may result in the Adviser having less ability to respond to changing market conditions. The Trust may allocate its assets so as to under-emphasize or over-emphasize its investments under the wrong market conditions, in which case the Trust’s NAV may be adversely affected.

In addition, the Trust depends on the diligence, skill and business contacts of the investment professionals of the Adviser to achieve the Trust’s investment objective. In particular, the Adviser is dependent upon the expertise of its portfolio management team to implement the Trust’s strategy. If the Adviser were to lose the services of one or more key individuals, including members of its portfolio management team, it may not be able to hire qualified replacements or may require an extended time to do so. This could prevent the Trust from achieving its investment objective and could have an adverse effect on an investment in the Trust.

The Trust is the first closed-end fund to be managed by the Adviser. As with any managed fund, the Adviser may not be successful in selecting the best performing securities, leverage strategy or investment techniques, and the Trust’s performance may lag behind that of similar funds as a result.

Equity Securities Risk

Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. A common stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Trust may decline for a number of other reasons, which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Trust may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Small and Mid-Cap Stock Risk

The Trust may invest in companies with small or medium capitalizations. Smaller and medium capitalization stocks can be more volatile than, and perform differently from, larger capitalization stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Trust may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

Credit Risk

If debt obligations held by the Trust are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Trust’s share value and the dividends paid by the Trust may be reduced. Because the ability of an issuer of a lower-rated or unrated obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated obligation, lower-rated and unrated obligations are generally more vulnerable than higher-rated obligations to default, to ratings downgrades, and to liquidity risk.

Interest Rate Risk

Interest rate risk is the risk that the fixed income debt securities in the Trust’s portfolio will decline in value because of increases in market interest rates. Generally, when market interest rates rise, bond prices fall, and vice versa. In addition, as interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Trust to reinvest in lower-yielding securities and potentially reducing the Trust’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Trust’s value. Securities with longer maturities tend to produce higher yields but are more sensitive to changes in interest rates and are subject to greater fluctuation in value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because, as of the date of this Prospectus, certain interest rates are near historic lows and are projected to rise. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices. In addition, this rise in interest rates may negatively impact the Trust’s future income relating to leverage, as the Trust will be required to earn more income on its investments to recoup any increased costs of leverage. The Trust’s net investment income and, as a result the NAV and market price for the Common Shares, could be negatively impacted by an increase in interest rates due to the inability of Trust portfolio companies to service interest payment obligations and principal loan repayments. Similarly, distributions to Common Shareholders may be negatively impacted to the extent the Trust’s investments yield less income available for distribution.

In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features, in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, the price of a bond with an effective duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield, and the price of a five-year duration bond will rise (fall) five percent for a one percent decrease (increase) in its yield.

Prepayment and Extension Risk

When market interest rates decline, certain debt obligations held by the Trust may be repaid more quickly than anticipated, requiring the Trust to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Trust may be repaid more slowly than anticipated, causing assets of the Trust to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Trust’s investments in mortgage-backed and asset-backed securities.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time–the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Trust’s portfolio.

Convertible Securities Risk

The Trust may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stock and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities may entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its investment value and its conversion value. A security’s investment value represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s conversion value is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security generally trades like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security is typically more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The Trust’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Trust may be required to convert the security into the underlying common stock even at times when to do so is not in the best interests of the shareholders.

The Trust’s investments in convertible securities, including synthetic convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid, in which case the Trust may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Trust.

Preferred Securities Risk

In addition to many of the risks associated with both debt securities (e.g., interest rate risk and credit risk) and common shares or other equity securities, preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for an extended period. Preferred securities also may contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities) dividend payments. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes while it is not receiving any distributions. Preferred stock in some instances is convertible into common shares or other securities. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Trust may not be able to reinvest the proceeds at comparable or favorable rates of return.

Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

Depositary Receipts Risk

The Trust may hold investments in sponsored and unsponsored ADRs, EDRs, GDRs and other similar global instruments. Investments in ADRs, EDRs, GDRs and other similar global instruments are generally subject to risks associated with equity securities and investments in non-U.S. securities. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

ETFs and Other Investment Companies Risk

The Trust will incur higher and duplicative expenses, including advisory fees, when it invests in other investment companies, including ETFs, mutual funds, closed-end funds or BDCs. There is also the risk that the Trust may suffer losses due to the investment practices of the other investment companies (such as the use of derivatives). The other investment companies in which the Trust may invest that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the other investment companies. ETFs and closed-end funds are also subject to the following risks: (i) the market price of an ETF’s or closed-end fund’s shares may be above or below its NAV; (ii) an active trading market for an ETF’s and closed-end fund’s shares may not develop or be maintained; (iii) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s or closed-end fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF or closed-end fund shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) may temporarily stop stock trading.

In addition, certain prohibitions on the acquisition of mutual fund shares by the Trust may prevent the Trust from allocating investments in the manner the Adviser considers optimal. Generally, the Trust may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund, mutual fund or ETF (if the ETF is an investment company). Additionally, in general, the Trust may not invest more than 5% of its Managed Assets in one investment company or more than 10% in other investment companies, unless it complies with certain restrictions or is able to make purchases in reliance upon an exemptive order granted to a particular investment company that permits investments in excess of the limits stated above.

Business Development Company (BDC) Risk

BDCs are a type of closed-end investment company regulated under the 1940 Act. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code.

Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Private BDCs are illiquid investments, and there is no guarantee the Trust will be able to liquidate or sell its private BDC investments.

Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.

REIT Risk

The Trust may invest in REITs. REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Trust will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit, and are subject to the risks described under “Mortgage-Backed Securities Risk” and “Debt Securities Risk.” Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.

The Trust’s investment in a REIT may result in the Trust making distributions that constitute a return of capital to Trust shareholders for federal income tax purposes. In addition, distributions attributable to REITs made by the Trust to Trust shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income. Certain distributions made by the Trust attributable to dividends received by the Trust from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders. Under proposed regulations, which would apply to tax years ending after they are finalized and on which taxpayers may rely, if the Trust receives qualified REIT dividends it is allowed to pass them through to Trust shareholders in the form of section 199A dividends. To the extent that the Trust designates dividends it pays to its shareholders as section 199A dividends such shareholder may be eligible for a 20% deduction with respect to such dividends.

Real Estate Risk

To the extent that the Trust invests in real estate related investments, including REITs, real estate-related loans or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Trust invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. By investing in REITs indirectly through the Trust, a shareholder will indirectly bear his or her proportionate share of the expenses of the REITs. The Trust’s investments in REITs could cause the Trust to recognize income in excess of cash received from those securities and, as a result, the Trust may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products may be illiquid. This reduces the ability of the Trust to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Private Company Investments Risks

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Trust invests. There is risk that the Trust may invest on the basis of incomplete or inaccurate information, which may adversely affect the Trust’s investment performance. Private companies in which the Trust may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Trust’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives. Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Trust may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Trust will be able to realize the value of private company investments in a timely manner.

Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Trust generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Trust is subject to the risk that a company may make business decisions with which the Trust disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Trust’s interests. Due to the lack of liquidity of such private investments, the Trust may not be able to dispose of its investments in the event it disagrees with the actions of a private portfolio company and may therefore suffer a decrease in the value of the investment.

Illiquidity Risk. Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell them if they were more widely traded.

Valuation Risk. There is typically not a readily available market value for the Trust’s private investments. The Trust values private company investments in accordance with valuation guidelines adopted by the Board that it believes, in good faith, are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Trust is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Trust’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Trust may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Trust’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Trust’s other investments. The Trust’s NAV could be adversely affected if the Trust’s determinations regarding the fair value of the Trust’s investments were materially higher than the values that the Trust ultimately realizes upon the disposal of such investments.

Competition Risk. Many entities may potentially compete with the Trust in making private investments. Many of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Trust. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Trust. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Trust. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Trust. As a result of this competition, the Trust may not be able to pursue attractive private investment opportunities from time to time.

Late-Stage Growth Companies Risk. Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Trust may not be able to sell such investments when the Adviser deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Trust from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.

Derivatives Risks

Derivatives are financial contracts in which the value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Trust may, but is not required to, engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to seek to enhance total return of earn income. The Trust’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Trust invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Trust will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The instruments, indices and rates underlying derivative transactions expected to be entered into by the Trust may be extremely volatile in the sense that they are subject to sudden fluctuations of varying magnitude, and may be influenced by, among other things, government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. The volatility of such instruments, indices or rates, which may render it difficult or impossible to predict or anticipate fluctuations in the value of instruments traded by the Trust could result in losses.

Certain derivatives transactions may give rise to a form of leverage. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Trust’s portfolio securities. Further, using derivatives may include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. The Trust also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by such fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances. The Adviser intends to claim an exclusion from registration as a commodity pool operator with respect to the Trust pursuant to CFTC Rule 4.5. See “Investment Policies and Techniques—Derivatives—Regulation as a ‘Commodity Pool’” in the SAI.

Counterparty Risk

The Trust will be subject to credit risk presented by another party (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) that promises to honor an obligation to the Trust with respect to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Trust. If such a party becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to the Trust due to financial difficulties or for other reasons, the Trust may experience significant losses or delays in realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Trust or recovering collateral that the Trust has provided and is entitled to recover. In addition, in the event of the bankruptcy, insolvency or other event of default (e.g., cross-default) of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Trust is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Trust will likely be treated as a general creditor of such counterparty. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation. Subject to certain U.S. federal income tax limitations, the Trust is not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty.

Off-Exchange Derivatives Risk

The Trust may invest a portion of its assets in investments which are not traded on organized exchanges and as such are not standardized. Such transactions may include forward contracts, swaps or options. While some markets for such derivatives are highly liquid, transactions in off-exchange derivatives may involve greater risk than investing in exchange-traded derivatives because there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of the position arising from an off-exchange transaction or to assess the exposure to risk. Bid and offer prices need not be quoted and, even where they are, they will be established by dealers in these instruments and consequently it may be difficult to establish what is a fair price. In respect of such trading, the Trust is subject to the risk of counterparty failure or the inability or refusal by a counterparty to perform with respect to such contracts. Market illiquidity or disruption could result in major losses to the Trust.

Hedging Strategy Risk

Certain of the investment techniques that the Trust may employ for hedging will expose the Trust to additional or increased risks. For example, there may be an imperfect correlation between changes in the value of the Trust’s portfolio holdings and hedging positions entered into by the Trust, which may prevent the Trust from achieving the intended hedge or expose the Trust to risk of loss. In addition, the Trust’s success in using hedge instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Trust’s portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Trust, whether or not adjusted for risk, than if the Trust had not hedged its portfolio holdings.

The Adviser is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to. Even if the Adviser desires to hedge some of the Trust’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Trust’s investments.

Non-U.S. Securities Risk

The Trust may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Trust’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Trust’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad.

Emerging Market Securities Risk

Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security (including limited financial and accounting information); higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

Emerging market countries may lack the social, political and economic stability and characteristics of more developed countries, and their political and economic structures may undergo unpredictable, significant and rapid changes from time to time, any of which could adversely impact the value of investments in emerging markets as well as the availability of additional investments in such markets. Some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations, and the Trust may be required to establish special custodial or other arrangements before transacting in securities traded in emerging markets. The limited size of these securities markets and the limited trading volume of securities issued by emerging market issuers could cause prices to be erratic and investments in emerging markets can become illiquid. As a result of the foregoing risks, it may be difficult to assess the value or prospects of an investment in such securities.

In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries may have operating expenses that are higher than funds investing in other securities markets. Emerging market countries also may have different clearance and settlement procedures than in the U.S., including significantly longer settlement cycles for purchases and sales of securities, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Trust incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when the Trust’s assets are uninvested and no return is earned thereon. The Trust’s inability to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Trust to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Trust due to subsequent declines in the value of such portfolio security or, if the Trust has entered into a contract to sell the security, could result in possible liability to the purchaser.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer. Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

Below Investment Grade/High Yield Securities Risk

Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Defaulted Securities Risk

Defaulted securities risk refers to the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties.

Municipal Securities

The Trust may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies or instrumentalities. The Trust may invest in various municipal securities, municipal bonds and municipal notes, securities issued to finance and refinance public projects and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects, such as roads, schools, and water supply systems. Municipal securities also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Trust may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships, or other investment companies.

Taxable Municipal Securities. The Trust may invest in taxable municipal securities, which primarily consist of Build America Bonds (“BABs”). BABs are taxable municipal obligations issued pursuant to legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid. Enacted in February 2009, the ARRA authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive payments from the U.S. Treasury with respect to the bonds’ interest payments (“direct pay” BABs) or (ii) provide tax credits to investors in the bonds (“tax credit” BABs). BABs offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. BABs can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds. Unlike most other municipal obligations, interest received on BABs is subject to federal and state income tax. Under the terms of the ARRA, issuers of direct pay BABs are entitled to receive payments from the U.S. Treasury over the life of the bond equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid and investors in tax credit BABs can receive a federal tax credit of 35% of the coupon interest received.

The federal interest subsidy or tax credit continues for the life of the bonds. The Trust may invest in direct pay BABs or tax credit BABs. Pursuant to the ARRA, the issuance of BABs was discontinued on December 31, 2010. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 reduced the federal subsidy for BABs and other subsidized taxable municipal bonds. The reduced federal subsidy has been extended through 2024. The subsidy payments were reduced by 6.6% in 2018 and 6.2% in 2019. The Fund cannot predict future reductions in the federal subsidy for BABs and other subsidized taxable municipal bonds.

Illiquid Securities Risks

The Trust may invest in restricted, as well as thinly traded, instruments and securities (including privately placed securities and instruments that are subject to Rule 144A). There may be no trading market for these securities and instruments, and the Trust might only be able to liquidate these positions, if at all, at disadvantageous prices. As a result, the Trust may be required to hold such securities despite adverse price movements. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Trust invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations.

Certain stressed and distressed investments, for various reasons, may not be capable of an advantageous disposition prior to the date the Trust is to be dissolved. The Trust may be required to sell, distribute in kind or otherwise dispose of investments at a disadvantageous time as a result of any such dissolution.

Mortgage-Backed Securities Risks

Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:

Credit and Market Risks of Mortgage-Backed Securities. Investments by the Trust in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Some issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Trust as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Trust also may purchase securities that are not guaranteed or subject to any credit support. An investment in a privately issued mortgage-backed security is generally less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency or sponsored corporation.

Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will generally be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or that specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or under-collateralization of a mortgage pool.

The residential mortgage market in the United States has experienced difficulties at times, and the same or similar events may adversely affect the performance and market value of certain of the Trust’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally increased in the last recession and potentially could begin to increase again. A decline in or flattening of housing values (as was experienced recently and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans may be more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage-related securities has resulted and again may result in limited new issuances of mortgage-related securities and limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities and limit the availability of attractive investment opportunities for the Trust. It is possible that such limited liquidity in secondary markets could return and worsen.

Ongoing developments in the residential mortgage market may have additional consequences to the market for mortgage-backed securities. In past years, delinquencies and losses generally increased with respect to securitizations involving residential mortgage loans and potentially could begin increasing again as a result of a weakening housing market and the seasoning of securitized pools of mortgage loans. At times so called sub-prime mortgage pools were distressed and traded at significant discounts to their face value.

Additionally, mortgage lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors may result in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans (“ARMs”) or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “Adjustable Rate Mortgages Risks” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy contribute to higher delinquency and default rates on mortgage loans. Tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may contribute to a reduction in the prepayment rate for mortgage loans generally.

The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.

Some government sponsored mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“Ginnie Mae”), the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Other government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurances that it will support these or other government-sponsored entities in the future.

Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their offerings of “to be announced”- eligible mortgage-backed securities. The long-term effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Trust may encounter difficulty in disposing of such investments. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency or sponsored corporation. Because mortgage-backed securities have the potential to be less liquid than other securities, the Trust may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that the Trust may be unable to sell a mortgage-backed security at a desirable time or at the value the Trust has placed on the investment.

Commercial Mortgage-Backed Securities (“CMBS”) Risks. CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have often paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Trust’s higher yielding securities are likely to be redeemed and the Trust will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Trust is called for redemption, the Trust will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Trust’s ability to achieve its investment objective.

Collateralized Mortgage Obligations (“CMOs”) Risks. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Adjustable Rate Mortgages (“ARMs”) Risks. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.

Interest and Principal Only Securities Risks. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of debt instruments, such as mortgage loans. In one type of stripped mortgage-backed security, one class will receive all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only, or “PO” class). The yield to maturity (the expected rate of return on a bond if held until the end of its lifetime) on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Trust’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully, or at all, its initial investment in these securities. PO class securities tend to decline in value if prepayments are slower than anticipated.

Inverse Floaters and Related Securities Risks. Investments in inverse floaters and similar instruments expose the Trust to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. The rate at which interest is paid on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate). The effect of the reference rate multiplier in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose the Trust to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.

Mortgage-backed securities are a type of asset-backed security and therefore are also subject to the risks described below under “Asset-Backed Securities Investment Risk.”

Asset-Backed Securities Investment Risk

Asset-backed securities in which the Trust may invest include obligations backed by, among others, motor vehicle installment sales or installment loan contracts; home equity loans; leases of various types of real, personal and other property (including those relating to aircrafts, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets); receivables from credit card agreements; student loans; consumer loans; mobile home loans; boat loans; business and small business loans; project finance loans; airplane leases; and other non-mortgage-related income streams, such as income from renewable energy projects and franchise rights. They may also include asset-backed securities backed by whole loans or fractions of whole loans issued by alternative lending platforms and securitized by those platforms or other entities (such as third-party originators or brokers). Any of these loans may be of sub-prime quality or made to an obligor with a sub-prime credit history.

Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Such loans, including those made by alternative lending platforms, may be difficult to value, may have limited payment histories, and may be subject to significant changes in value over time as economic conditions change. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen. In addition, most or all securities backed by the collateral described above do not involve any credit enhancement provided by the U.S. government or any other party, and certain asset-backed securities do not have the benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or nonperformance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Trust. It is possible that many or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

Asset-backed securities tend to increase in value less than traditional debt securities of similar maturity and credit quality when interest rates decline, but are subject to a similar risk of decline in market value during periods of rising interest rates. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. In a period of declining interest rates, pre-payments on asset-backed securities may increase and the Trust may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations.

The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors or the originating alternative lending platforms. For example, the Trust may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer, sponsor or originating alternative lending platform, as applicable. Certain services, sponsors or originating alternative lending platforms may have limited operating histories to evaluate. The insolvency of a servicer, sponsor or originating alternative lending platform may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. The Trust also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service).

The interest rates on floating rate loans typically adjust only periodically. Accordingly, adjustments in the interest rate payable under a loan may trail prevailing interest rates significantly, especially if there are limitations placed on the amount the interest rate on a loan may adjust in a given period. Certain floating rate loans have a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level. When interest rates are low, this feature could result in the interest rates of those loans becoming fixed at the applicable minimum level until interest rates rise above that level. Although this feature is intended to result in these loans yielding more than they otherwise would when interest rates are low, the feature might also result in the prices of these loans becoming more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level.

In addition, investments in loans may be difficult to value and may be illiquid. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of the borrower related to a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of the Trust or cause the Trust to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Trust’s NAV.

Opportunities to invest in loans or certain types of loans, such as senior loans, may be limited. Alternative investments may provide lower yields and may, in the Adviser’s view, offer less attractive investment characteristics. The limited availability of loans may be due to a number of reasons, including that direct lenders may allocate only a small number of loans to new investors, including the Trust. There also may be fewer loans made or available that the Adviser considers to be attractive investment opportunities, particularly during economic downturns. Also, lenders or agents may have an incentive to market only the least desirable loans to investors such as the Trust. If the market demand for loans increases, the availably of loans for purchase and the interest paid by borrowers may decrease.

Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Trust. For example, if a loan is foreclosed, the Trust could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Trust as holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender.

There may be instances in which the Trust invests in covenant-lite loans, which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Trust in a covenant-lite loan may potentially hinder the Trust’s ability to reprice credit risk associated with the issuer and reduce the Trust’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Trust’s exposure to losses may be increased, which could result in an adverse impact on the Trust.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, when the Trust purchases such instruments, it may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.

Securities Lending Risk

The Trust may lend securities to financial institutions. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Trust has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Trust would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Trust’s securities as agreed, the Trust may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Trust. The Trust could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Trust for securities loaned out by the Trust will generally not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Trust’s securities lending program. Substitute payments received on tax-exempt securities loaned out will generally not be tax-exempt income.

Sovereign Debt Obligations Risk

Investments in countries’ government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards principal international lenders such as the International Monetary Fund and the political and social constraints to which a government debtor may be subject. Government debtors may default on their debt and also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Trust may have limited (or no) legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed-income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity.

Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Trust may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Trust may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Trust’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Foreign Currency Risk

Changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Trust, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Trust.

Currency Hedging Risk

The Adviser may seek to hedge the Trust’s foreign currency risk. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Credit Default Swaps Risk

The Trust may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Trust. The purchase of credit default swaps involves costs, which will reduce the Trust’s return.

Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When the Trust acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change, at times significantly, based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer may lose its investment and recover nothing should an event of default not occur. The Trust may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has at times become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If the Trust posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the Trust receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. The Trust may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Trust to incur more losses. There can be no assurance that the Trust will be able to exit a credit default swap position effectively when it seeks to do so.

Repurchase Agreements Risk

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, the Trust will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Trust could suffer a loss.

U.S. Government Securities Risk

Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Trust’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Trust and the Trust itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Trust’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

In the past, the values of U.S. Government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.

Options Risk

Trading in options involves a number of risks. Specific market movements of the option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Trust might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Leverage Risk

The Trust does not intend to employ leverage. Although it has no present intention to do so, the Trust reserves the right to in the future utilize leverage to seek to enhance total return and income. The Trust may utilize leverage through the issuance of indebtedness. There can be no assurance that the Adviser’s expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented. There can be no assurance that a leveraging strategy will be utilized or will be successful.

The use of leverage by the Trust will cause the net asset value of the Common Shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value, market price and dividend rate of the Common Shares is likely to be more volatile than those of a closed-end management investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the net asset value and market price of the Common Shares than if the Trust were not leveraged.

Leverage will increase operating costs, which may reduce total return. The Trust will have to pay interest on its indebtedness, if any, which may reduce the Trust’s return. This interest expense may be greater than the Trust’s return on the underlying investment, which would negatively affect the performance of the

Trust. Increases in interest rates that the Trust must pay on its indebtedness will increase the cost of leverage and may reduce the return to Common Shareholders. This risk may increase over time because, while interest rates remain below historical averages, the Federal Reserve may in the future implement increases to the Federal Funds Rate.

Certain types of indebtedness subject the Trust to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain indebtedness issued by the Trust also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

The Trust may have leverage outstanding during a shorter-term period during which such leverage may not be beneficial if the Trust believes that the long-term benefits of such leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing such leverage. However, there can be no assurance that the Trust’s judgment in weighing such costs and benefits will be correct.

During the time in which the Trust is utilizing leverage, the amount of the fees paid to the Adviser, for investment advisory services will be higher than if the Trust did not utilize leverage because the fees paid will be calculated based on the Trust’s Managed Assets, including proceeds of leverage. This may create a conflict of interest between the Adviser on the one hand and the Common Shareholders, as holders of indebtedness, Preferred Shares or other forms of leverage do not bear the management fee. Rather, Common Shareholders bear the portion of the management fee attributable to assets purchased with the proceeds of leverage, which means that Common Shareholders effectively bear the entire management fee. There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful.

To the extent that the Trust increases its net assets as a result of sales of additional Common Shares, the Trust will be required to incur additional financial leverage in order to maintain its current levels of financial leverage as a percentage of Managed Assets. There can be no assurance that the Trust will be able to incur such additional financial leverage or to do so on favorable terms.

Defensive Measures

The Trust may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions or opportunistically at the discretion of the Adviser. During these periods, the Trust may not be pursuing its investment objective.

Structural Risks:

Market Discount

Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. Although the value of the Trust’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares. Because the market price of Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. Common Shares of the Trust are designed primarily for long-term investors; investors in Common Shares should not view the Trust as a vehicle for trading purposes.

Closed-End Fund Risk

The Trust is a diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a listed closed-end fund do not have the right to redeem their shares on a daily basis but may sell their shares on the exchange in the secondary market. Shares of the Trust may trade at a discount to the Trust’s NAV. See “Market Discount Risk.”

No Operating History

The Trust is a newly organized, diversified, closed-end management investment company with no operating history.

Limited Term and Eligible Tender Offer Risk

The Trust is scheduled to terminate on or about the Termination Date (unless it is converted to a perpetual fund). The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Trust’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

The Trust is not required to conduct an Eligible Tender Offer. If the Trust conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Trust’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Trust will terminate on or before the Termination Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Trust’s net assets equaling or totaling greater than the Termination Threshold, the Board may eliminate the limited term structure of the Trust upon the affirmative vote of a majority of the Board and without a vote of Common Shareholders. Thereafter, the Trust will have a perpetual existence. The Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share. Common Shares of closed-end management investment companies frequently trade at a discount from their NAV and as a result remaining Common Shareholders may only be able to sell their Common Shares at a discount to NAV. See “—Market Discount.” The Adviser may have a conflict of interest in recommending to the Board that the limited term structure be eliminated and the Trust have a perpetual existence.

In order to pay for Common Shares to be purchased in an Eligible Tender Offer or to liquidate the portfolio in connection with the Trust’s termination, the Trust will be required to sell its assets. As a result, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. The Trust may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Trust and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Trust could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Trust to incur increased brokerage and related transaction expenses.

Moreover, in conducting such portfolio transactions, the Trust may need to deviate from its investment policies and may not achieve its investment objective. The Trust’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Termination Date. During such period(s), it is possible that the Trust will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Trust’s ability to achieve its investment objective and adversely impact the Trust’s performance and distributions to Common Shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Trust may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Trust could be obtained through reducing the Trust’s distributions to Common Shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Trust to participate in new investment opportunities. The Trust does not limit its investments to securities having a maturity date prior to or around the Termination Date, which may exacerbate the foregoing risks and considerations. A Common Shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Trust conducts an Eligible Tender Offer and is also subsequently terminated by or around the Termination Date.

If the Trust’s tax basis for the investments sold is less than the sale proceeds, the Trust will recognize capital gains, which the Trust will be required to distribute to Common Shareholders. In addition, the Trust’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. The purchase of Common Shares by the Trust pursuant to a tender offer will have the effect of increasing the proportionate interest in the Trust of non-tendering Common Shareholders. All Common Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Trust’s total assets resulting from payment for the tendered Common Shares. A reduction in net assets, and the corresponding increase in the Trust’s expense ratio, could result in lower returns and put the Trust at a disadvantage relative to its peers and potentially cause the Trust to trade at a wider discount to NAV than it otherwise would. Such reduction in the Trust’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Trust, and may have an adverse effect on the Trust’s investment performance. Moreover, the resulting reduction in the number of outstanding Common Shares could cause the Common Shares to become thinly traded or otherwise adversely impact the secondary market trading of such shares. Furthermore, the portfolio of the Trust following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Trust could be subject to greater risk. For example, the Trust may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares, which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Trust following an Eligible Tender Offer.

In connection with its termination, the Trust may distribute the proceeds from the disposition of portfolio securities in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon a termination, it is anticipated that the Trust will have distributed substantially all of its net assets to Common Shareholders, although securities for which no market exists, securities trading at depressed prices, if any, and assets recovered following termination may be placed in a liquidating trust. Common Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Trust cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

Secondary Market for the Common Shares

The issuance of Common Shares through the Plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. When the Common Shares are trading at a premium, the Trust may also issue Common Shares that may be sold through private transactions effected on the NASDAQ or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares. Additionally, a secondary market may not develop, or if it does develop, it may not provide shareholders with enough liquidity.

Shareholder Activism

Shareholder activism, which could take many forms, including making public demands that the Trust consider certain strategic alternatives, engaging in public campaigns to attempt to influence the Trust’s corporate governance and/or management, and commencing proxy contests to attempt to elect the activists’ representatives or others to the Trust’s Board, or arise in a variety of situations, has been increasing in the closed-end fund space recently. While the Trust is currently not subject to any shareholder activism, due to the potential volatility of the Trust’s stock price and for a variety of other reasons, the Trust may in the future become the target of shareholder activism. Shareholder activism could result in substantial costs and divert management’s and the Trust’s Board’s attention and resources from its business. Also, the Trust may be required to incur significant legal and other expenses related to any activist shareholder matters. Further, the Trust’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

Anti-Takeover Provisions

The Trust’s Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or to convert the Trust to open-end status, including the adoption of a staggered Board and the supermajority voting requirements discussed herein. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. See “Summary of the Declaration of Trust.”

Risks Related to Trust Investments—Generally

Not a Complete Investment Program

The Trust is intended for investors seeking current income over the long-term, and is not intended to be a short-term trading vehicle. An investment in the Common Shares of the Trust should not be considered a complete investment program. Each investor should take into account the Trust’s investment objective and other characteristics as well as the investor’s other investments when considering an investment in the Common Shares. An investment in the Trust may not be appropriate for all investors.

Potential Conflicts of Interest Risk

The Adviser and the portfolio managers of the Trust have interests that may conflict with the interests of the Trust. In particular, the Adviser manages and/or advises other investment funds or accounts with the same or similar investment objective and strategy as the Trust. As a result, the Adviser and the Trust’s portfolio managers may devote unequal time and attention to the management of the Trust and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Trust.

Conflicts potentially limiting the Trust’s investment opportunities may also arise when the Trust and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Trust owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Trust or other clients.

The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Adviser, which may not benefit all funds and accounts equally, and may receive different amounts of financial or other benefits for managing different funds and accounts.

The Trust and the Adviser have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the Adviser are treated equitably. There is no guarantee that the policies and procedures adopted by the Adviser and the Trust will be able to identify or mitigate the conflicts of interest that arise between the Trust and any other investment funds or accounts that the Adviser may manage or advise from time to time. For further information on potential conflicts of interest, see “Management of the Trust—Conflicts of Interest” in the SAI.

Risks Affecting Specific Issuers

The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Risks Affecting Specific Countries or Regions

If a significant portion of the Trust’s assets is invested in issuers that are economically exposed to one country or region, the Trust’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. The nature and degree of the risks affecting a given country or region, and the extent of the Trust’s exposure to any such country or region, is expected to vary over time.

Market Disruption and Geopolitical Risks

The Trust (as well as its service providers) may be adversely affected by uncertainties and events around the world, such as epidemics and pandemics, including the spread of infectious illness or other public health issues, natural disasters, terrorism and other conflicts, social unrest, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. These types of events can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. The Trust cannot predict the effects or likelihood of such events on the U.S. and world economies, the value of the Common Shares or the NAV of the Trust. The issuers of securities, including those held in the Trust’s portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or such issuers’ ability to make interest payments or distributions to the Trust.

A recent outbreak of a virus, named “SARS-CoV-2” (sometimes referred to as the “coronavirus” and abbreviated as “COVID-19”), has adversely impacted global commercial activity and has contributed to significant volatility in certain financial markets. There are no comparable recent events in the United States or worldwide that provide guidance as to the effect of the spread of COVID-19 and a potential pandemic on the economy as a whole and, consequently, the Trust. Accordingly, while there have been proposed, and in some cases enacted, economic stimulus measures aimed at curbing the negative economic impacts to the U.S. and other countries as a result of COVID-19, it cannot be determined at this time whether such stimulus measures will have a stabilizing economic effect.

As a result of these recent market circumstances, the markets for various instruments are currently experiencing deteriorating conditions that could cause periods of extreme illiquidity and volatility. These conditions may exist for a prolonged period of time and could recur from time to time in the future. Such periods may be subject to market uncertainty and consequent repricing risk that could lead to market imbalances of sellers and buyers, which in turn could result in significant valuation uncertainties and also result in sudden and significant valuation declines in the Trust’s holdings. Illiquidity and volatility in such markets may directly and adversely affect the setting of dividend rates on the Trust’s Common Shares.

The Trust’s Adviser has in place business continuity plans reasonably designed to ensure that it maintains normal business operations, and it periodically tests those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Adviser or the Trust’s service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. The full impacts of a pandemic or disease outbreaks are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.

Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Cyber Security Risk

With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Trust’s operations, the Trust and the Adviser, transfer agent, and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Trust or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Trust or its Service Providers may adversely impact the Trust or its shareholders or cause an investment in the Trust to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Trust’s ability to calculate its NAV, cause the release of private shareholder information or confidential Trust information, impede trading, or cause reputational damage. Because the Trust does not offer to redeem its Common Shares at NAV, damage to the reputation of the Trust or its service providers could cause a decline in the value of the Trust’s Common Shares, perhaps suddenly. Such attacks, failures or other events could also subject the Trust or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Trust or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Trust and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Trust invests, which could result in material adverse consequences for such issuers, and may cause a Trust’s investment in such issuers to lose value.

Regulatory Risks

Tax Risks

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Trust must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Trust fails to satisfy the qualifying income or diversification requirements in any taxable year, the Trust may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Trust corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Trust may be required to dispose of certain assets. If these relief provisions were not available to the Trust and it were to fail to qualify for treatment as a regulated investment company (“RIC”) for a taxable year, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates (which the Tax Act (defined below) reduced to 21%) without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits.

If, for any taxable year, the Trust did not qualify as a RIC for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax at the Trust level, and possibly state and local income tax, and distributions to its Common Shareholders would not be deductible by the Trust in computing its taxable income. As a result of these taxes, the NAV per Common Share and amounts distributed to Common Shareholders may be substantially reduced. Also, in such event, the Trust’s distributions, to the extent derived from the Trust’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Common Shareholders, and non-corporate Common Shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. In addition, in such an event, in order to re-qualify for taxation as a RIC, the Trust might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause a negative impact on Trust returns. In such event, the Trust’s Board may determine to reorganize or close the Trust or materially change the Trust’s investment objective and strategy. See “U.S. Federal Income Tax Matters.”

Legislation and Regulatory Risk

At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Trust or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Trust invests. Legislation or regulation may also change the way in which the Trust is regulated. New or amended regulations may be imposed by the CFTC, the SEC, the Federal Reserve or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Trust. For example, new regulations are anticipated to be adopted by the SEC that will impact closed-end funds such as the Trust, including their ability to invest in derivatives and other transactions. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objective. The Trust also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental authorities or self-regulatory organizations.

LIBOR Risk

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. It is unclear if at that time LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. In addition, in April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, announced a preferred replacement of U.S. dollar LIBOR with a new index, calculated by reference to short-term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate, or SOFR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although a SOFR-derived rate appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or other reforms to LIBOR for U.S. dollars and other major currencies that may occur in the United States, the United Kingdom or elsewhere. As such, the potential effect of the phase-out or replacement of LIBOR on the Trust’s cost of capital and net investment income cannot yet be determined. If LIBOR ceases to exist, the Trust may need to renegotiate any credit or similar agreements extending beyond 2021 with its portfolio companies that utilize LIBOR as a factor in determining the interest rate and the Trust’s existing credit facilities, in each case to replace LIBOR with the new standard that is established. Moreover, the discontinuation of LIBOR and the transition to an alternative benchmark rate may adversely impact the functioning, liquidity, volatility and value of floating rate income securities and could lead to significant short-term and long-term uncertainty and market instability. These risks will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. These events may also increase the difficulty of borrowing or refinancing and may diminish the effectiveness of hedging strategies. The precise impacts of a transition away from LIBOR on the Trust, on issuers of instruments in which the Trust may invest and on the financing market generally remain uncertain. Additionally, because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace an interbank offered rate with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued proposed regulations regarding the tax consequences of the transition from interbank offered rates to new reference rates in debt instruments and non-debt contracts. Under the proposed regulations, to avoid such alteration or modification of the terms of a debt instrument being treated as a taxable exchange, the fair market value of the modified instrument or contract must be substantially equivalent to its fair market value before the qualifying change was made. The IRS may withdraw, amend or finalize, in whole or part, these proposed regulations and/or provide additional guidance, with potential retroactive effect.

MANAGEMENT OF THE TRUST

Board of Trustees

The Trust’s Board of Trustees has overall responsibility for the management of the Trust. The Board decides upon matters of general policy and generally oversees the actions of the Adviser and the other service providers of the Trust. The name and business address of the Trustees and officers of the Trust, and their principal occupations and other affiliations during the past five years, are set forth under “Board Members and Officers” in the SAI.

Investment Adviser

Thornburg Investment Management, Inc. (“Thornburg” or the “Adviser”) is a registered investment adviser and an independent, privately-held global investment management firm located at 2300 North Ridgetop Road, Santa Fe, New Mexico that helps investors of all types realize their investment objectives and achieve their financial goals. Thornburg manages active, fundamental investment strategies that seek to capitalize on market inefficiencies, outperform passive portfolios, and adapt to a changing world, markets, and economies and offers a comprehensive set of investment solutions in equity, fixed income, multi-asset and alternative strategies across the global capital markets. Thornburg clients include investment advisors, family offices, private and public defined benefit plans, defined contribution plans, foundations & endowments, corporations, and insurers. Thornburg Investment Management Ltd., the Adviser’s London-based client service organization, and Thornburg Investment Management (Asia) Ltd. serve the firm’s global set of diverse clients. As of June 30, 2020, Thornburg managed approximately $38 billion across mutual funds, separate accounts, institutional pooled funds, and UCITS funds. See “Management of the Trust” in the SAI.

Founded in June 1982 by Garrett Thornburg with a vision to be a trusted partner for clients and a respected leader in global asset management, Thornburg seeks to provide differentiated returns through a benchmark agnostic, collaborative team approach. Collaboration is a key element of Thornburg’s investment approach as active managers to capitalize on market dynamics. Thornburg’s investment philosophy is rooted in the belief that valuation inefficiencies exist within markets because security analysis is often structured around benchmark indices and conducted in sector, regional and asset class research silos across the asset management industry. This segmentation creates isolated viewpoints, which fall short of fully understanding a security’s valuation in a broader context. Thornburg’s benchmark agnostic, collaborative investment approach takes advantage of these market inefficiencies by conducting analysis across sectors, regions, and asset classes to discover opportunities for clients. Furthermore, potential opportunities are simultaneously viewed through the portfolio construction framework that considers risk from multiple angles.

Thornburg is independently owned and has been since the firm’s inception, creating internal alignment and a strong fiduciary focus on behalf of clients. Portfolio manager interests are further aligned through significant employee investment in the company and its investment solutions. By creating internal and external alignment, Thornburg keeps clients at the center of its business and investment strategies. Thornburg’s Santa Fe location keeps the firm away from the groupthink of Wall Street, which allows it to have a differentiated, long-term view and a broader look across the financial landscape.

Portfolio Management

The portfolio managers of the Trust are supported by a [ ]-person team of Thornburg analysts and financial professionals that have worked together for many years and through multiple economic cycles. The portfolio managers of the Trust are:

Ben Kirby, CFA: Ben Kirby is co-head of investments for Thornburg and has served as a portfolio manager of the Trust since its inception. He is responsible for driving the investment process at the firm level. Mr. Kirby is also a portfolio manager on multiple strategies, including Thornburg’s Investment Income Builder mutual fund and Developing World mutual fund. He joined Thornburg in 2008 as equity research analyst, was promoted to associate portfolio manager in 2011, and was named portfolio manager and managing director in 2013.

Mr. Kirby holds a B.A. in computer science from Fort Lewis College and an MBA from Duke University’s Fuqua School of Business. Prior to graduate school, Ben was a software engineer at Pinnacle Business Systems in Oklahoma City, Oklahoma. He is a CFA charterholder.

Matt Burdett: Matt Burdett is portfolio manager for Thornburg and has served as a portfolio manager of the Trust since its inception. He rejoined the firm in 2015 as an associate portfolio manager and was promoted to portfolio manager in 2018, where he manages the Thornburg Investment Income Builder mutual fund with Mr. Kirby. Mr. Burdett spent several years as a senior vice president and portfolio manager at PIMCO, where he co-managed various dividend-oriented strategies. Prior to his time at PIMCO, Mr. Burdett worked as an equity analyst at Thornburg.

Mr. Burdett was director of healthcare investment banking at CIBC World Markets / Oppenheimer prior to joining Thornburg in 2010. Earlier in his career, he was a medicinal chemist at Sunesis Pharmaceuticals. He holds an MBA from the Marshall School of Business at the University of Southern California and a bachelor’s degree in chemistry from the University of California, Berkeley.

Christian Hoffmann, CFA: Christian Hoffmann is portfolio manager for Thornburg and has served as a portfolio manager of the Trust since its inception. He joined the firm in 2012 as a fixed income securities analyst and was promoted to associate portfolio manager in 2014, then portfolio manager in 2018, where he manages the Thornburg Strategic Income mutual fund. Prior to joining Thornburg, he served as a senior credit analyst with H.I.G. Capital in Miami, Florida, where he specialized in distressed debt investments and credit driven special situations. Mr. Hoffman began his career in the investment banking division of Lehman Brothers and later spent several years working on the high yield research desk at Lehman Brothers. Christian graduated cum laude from New York University with a B.A. in economics. He is a CFA charterholder.

The Trust’s SAI provides information about the compensation received by the portfolio managers of the Trust, other accounts that they manage and their ownership of the Trust’s equity securities.

Investment Advisory Agreement

Pursuant to an Investment Advisory Agreement, the Adviser is responsible for managing the Trust’s affairs, subject at all times to the general oversight of the Board. The Trust has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of [ ]% of the Trust’s average daily Managed Assets for the services it provides.

In addition to the fees of the Adviser, the Trust pays all other costs and expenses of its operations including, but not limited to, compensation of its Trustees (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with an Eligible Tender Offer, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes.

Because the fees received by the Adviser are based on the Managed Assets of the Trust, the Adviser has a financial incentive for the Trust to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and the holders of Common Shares, on the other. Because leverage costs will be borne by the Trust at a specified interest rate, the Trust’s investment management fee and other expenses, including expenses incurred as a result of any leverage, are paid only by the holders of Common Shares and not by holders of Preferred Shares or through borrowings. See “Use of Leverage.”

A discussion of the basis for the Board’s approval of the Trust’s Investment Advisory Agreement will be provided in the Trust’s initial shareholder report. The basis for subsequent continuations of these agreements will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

INVESTOR SUPPORT AND SECONDARY MARKET SUPPORT SERVICES

The Trust has retained XAI to provide investor support and secondary market support services in connection with the ongoing operation of the Trust. Such services include responding to questions about the Trust from financial intermediaries; assisting in drafting and editing mailings to financial intermediaries; scheduling, organizing and preparing conference calls, meetings and other communications with financial intermediaries; communicating with the NASDAQ market makers for the Common Shares, and with the closed-end fund analyst community regarding the Trust on a periodic basis; assisting in producing communications targeted to current Trust shareholders and the investment community generally (excluding marketing materials targeted to prospective investors or prepared for use in an offering of Common Shares); assisting in the buildout, management and compliance of the Trust’s website; and assisting with the preparation of press releases, shareholder reports and regulatory filings with respect to the Trust. In exchange for such services, the Trust pays XAI a service fee, payable monthly in arrears, in an annual amount equal to [ ]% of the Trust’s average daily Managed Assets.

NET ASSET VALUE

The Trust normally calculates its NAV as of the close of business of the NYSE, usually 4 p.m. Eastern Time. The Trust does not calculate its NAV on days when the NYSE is closed. The NAV is calculated by adding the value of all of the assets of the Trust, subtracting the liabilities, and then dividing that result by the number of shares outstanding.

For purposes of calculating the NAV of the Trust, assets are valued each business day in accordance with the Trust’s valuation policies and procedures. Pursuant to those policies and procedures, securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment.

Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Trust’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

Debt obligations held by the Trust that are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from an independent pricing service provider approved by the Board. Commercial paper with a remaining maturity of 60 days or less is valued by the Adviser at amortized cost, subject to regular confirmation through the use of valuations obtained from the Trust’s custodian or an independent pricing service.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Adviser’s valuation and pricing committee calculates a fair value for the investment using alternative methods approved by the Trust’s Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Trust business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Trust’s Audit Committee are exceeded, foreign equity investments held by the Trust may be valued using alternative methods. In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Trust, or when the Adviser’s valuation and pricing committee determines that a valuation obtained from a pricing service is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Trust is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the valuation and pricing committee will calculate a fair value for the obligation using alternative methods under procedures approved by the Trust’s Audit Committee.

In instances when the Adviser’s valuation and pricing committee assists in calculating a fair value for a portfolio investment, that committee seeks to determine the price that the Trust would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The valuation and pricing committee customarily utilizes quotations from securities broker dealers in calculating such valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Trust’s Audit Committee. Because fair values calculated by the valuation and pricing committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Trust upon a sale of the investment, and the difference could be material to the Trust’s financial statements. The calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

DIVIDENDS AND DISTRIBUTIONS

The Trust intends to implement a level distribution policy and commencing with the Trust’s first dividend, the Trust intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income. The Trust expects to declare its initial monthly dividend within 30 to 45 days after the completion of this offering and pay its initial monthly dividend within approximately 60 to 90 days after the completion of this offering, depending on market conditions. There is no assurance the Trust will make this initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate.

At times, to maintain a stable level of distributions, the Trust may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income.

The Trust will distribute to Common Shareholders at least annually all or substantially all of its investment company taxable income and net exempt interest income after the payment of dividends and interest, if any, owed with respect to any outstanding Preferred Shares or other forms of leverage utilized by the Trust. The Trust intends to pay any capital gains distributions at least annually. If the Trust realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and any Preferred Shares issued by the Trust in proportion to the total dividends paid to each class for the year in which the income is realized. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital, which is applied against and reduces the Common Shareholder’s tax basis in his or her Common Shares. To the extent that the amount of any distribution exceeds the Common Shareholder’s basis in his or her shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares.

Under the 1940 Act, the Trust may not declare any cash dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

While any Preferred Shares are outstanding, the Trust may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and (ii) the NAV of the Trust’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the Common Shares in the event of a default on the Trust’s borrowings. If the Trust’s ability to make distributions on its Common Shares is limited, such limitations could, under certain circumstances, impair the ability of the Trust to maintain its qualification for federal income tax purposes as a regulated investment company, which would have adverse tax consequences for shareholders. See “Use of Leverage” and “U.S. Federal Income Tax Matters.”

The Board may change the Trust’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Trust’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on outstanding Preferred Shares, if any, and interest expense on borrowings. The Trust reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

DIVIDEND REINVESTMENT PLAN

The Trust has an automatic dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Trust’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares. Reinvested Dividends will increase the Trust’s Managed Assets on which the management fee is payable to the Adviser.

Whenever the Trust declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NASDAQ or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Trust’s NAV per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Trust’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Trust will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends, even though such participants have not received any cash with which to pay the resulting tax. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at [    ].

OUTSTANDING SECURITIES

As of the date of this Prospectus, there were no outstanding shares of the Trust.

DESCRIPTION OF THE COMMON SHARES

[The following summary of the terms of the Common Shares of the Trust does not purport to be complete and is subject to and qualified in its entirety by reference to the Trust’s Declaration of Trust and the Trust’s Bylaws, copies of which are filed as exhibits to the Registration Statement.

The Trust’s authorized capital stock consists of shares of common stock, $0.001 par value per share, all of which is initially classified as Common Shares. The Board, with the approval of a majority of the entire Board (including a majority of the Independent Trustees, if required by the 1940 Act), but without any action by the shareholders of the Trust, may amend the Trust’s Declaration of Trust from time to time to increase or decrease the aggregate number of shares of stock of the Trust or the number of shares of stock of any class or series that the Trust has authority to issue.

In general, shareholder will be liable for the debts and obligations of the Trust only to the extent of any contributions to the capital of the Trust (plus any accretions in value thereto prior to withdrawal)

The Common Shares to be issued in the offering will be, upon payment as described in this Prospectus, fully paid and non-assessable. The Common Shares have no preemptive, conversion, exchange, appraisal or redemption rights, and each share has equal voting, dividend, distribution and liquidation rights.

Common Shareholders are entitled to receive dividends if and when the Board declares dividends from funds legally available. Whenever Trust Preferred Shares or borrowings are outstanding, Common Shareholders will not be entitled to receive any distributions from the Trust unless all accrued dividends on the Preferred Shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution as described above.

In the event of the Trust’s liquidation, dissolution or winding up, Common Shares would be entitled to share ratably in all of the Trust’s assets that are legally available for distribution after the Trust pays all debts and other liabilities and subject to any preferential rights of holders of Preferred Shares, if any Preferred Shares are outstanding at such time.

Common Shareholders are entitled to one vote per share. All voting rights for the election of Trustees are noncumulative, which means that, assuming there are no Preferred Shares are outstanding, the holders of more than 50% of the Common Shares will elect 100% of the Trustees then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Trustees.

The Trust’s Declaration of Trust authorizes the Board to classify and reclassify any unissued shares of common stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Delaware law and by the Trust’s Declaration of Trust to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of common stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Trust’s Common Shares or otherwise be in their best interest. As of the date of this Prospectus, the Trust has no plans to classify or reclassify any unissued shares of common stock.

It is expected that the Trust’s Common Shares will be approved for listing on the NASDAQ, upon notice of issuance, under the symbol “TBLD.” Under the rules of the NASDAQ applicable to listed companies, the Trust will be required to hold an annual meeting of shareholders in each year.]

Preferred Shares

The Trust’s Declaration of Trust authorizes the Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including Preferred Shares, without the approval of the holders of the common stock. Prior to issuance of any shares of Preferred Shares, the Board is required by Delaware law and by the Trust’s Declaration of Trust to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares. Thus, the Board could authorize the issuance of Preferred Shares with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of the Trust’s Common Shares or otherwise be in their best interest. No Preferred Shares are currently outstanding.

Any issuance of Preferred Shares must comply with the requirements of the 1940 Act. Specifically, the Trust is not permitted under the 1940 Act to issue Preferred Shares unless immediately after such issuance the total asset value of the Trust’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares. Among other requirements, including other voting rights, the 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares would have the right to elect a majority of the Trust’s Trustees at any time two full years’ dividends on any Preferred Shares remain unpaid.

SUMMARY OF THE DECLARATION OF TRUST

[An investor in the Trust will be a Shareholder of the Trust and his or her rights in the Trust will be established and governed by the Declaration of Trust that is filed with the Registration Statement as an exhibit. A prospective investor and his or her adviser should carefully review the Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Shareholders

Persons who purchase Shares will be Shareholders of the Trust.

Liability of Shareholders

Under Delaware law and the Declaration of Trust, no shareholder will be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust except by reason of their own acts or conduct. Neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust has any power to bind personally any Shareholders, nor to call upon any Shareholder for the payment of any sum of money or assessment other than as the Shareholder may at any time personally agree to pay. Shareholders have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware, to the extent that such limitation of liability is greater than the limitation of liability specifically provided in the Declaration of Trust.

Limitation of Liability; Indemnification

The Agreement and Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Trust shall not be liable to the Trust or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Trust (as well as certain other related parties) by the Trust (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Trust. The rights of indemnification and exculpation provided under the Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Trust, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under the 1940 Act. However, certain amendments to the Declaration of Trust involving Shareholder’s right to vote may not be made without the affirmative vote of at least a majority of Shareholders.

Limited Term

The Trust will terminate on or before the Termination Date; provided, that if the Board believes that under then-current market conditions it is in the best interests of the Trust to do so, the Trust may extend the Termination Date (i) once for up to one year (i.e., up to [    ), and (ii) once for up to an additional six months (i.e., up to [                ]), in each case upon the affirmative vote of a majority of the Board and without a vote of

Common Shareholders. In addition, as of a date within 12 months preceding the Termination Date, the Board may cause the Trust to conduct an Eligible Tender Offer, which is a tender offer by the Trust to all Common Shareholders to purchase Common Shares of the Trust at a price equal to the NAV per Common Share on the expiration date of the tender offer. Following the completion of an Eligible Tender Offer, the Board may eliminate the limited term structure of the Trust and convert the Trust to a perpetual fund upon the affirmative vote of a majority of the Board and without a vote of Common Shareholders.

Classified Board of Trustees

The Board is divided into three classes of trustees serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the first, second and third annual meetings of shareholders, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, trustees of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and at each annual meeting one class of trustees will be elected by the shareholders. A classified Board promotes continuity and stability of management but makes it more difficult for shareholders to change a majority of the trustees because it generally takes at least two annual elections of trustees for this to occur. The Trust believes that classification of the Board will help to assure the continuity and stability of the Trust’s strategy and policies as determined by the Board.]

REPURCHASE OF SHARES

Shares of closed-end funds often trade at a discount to NAV, and the Trust’s shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the Common Shares will be determined by such factors as relative demand for and supply of shares in the market, the Trust’s NAV, general market and economic conditions and other factors beyond the control of the Trust.

Although Common Shareholders will not have the right to redeem their shares, the Trust may (but is not obligated to) take action to repurchase shares in the open market or make tender offers for its shares at or near NAV. During the pendency of any tender offer, the Trust will publish how Common Shareholders may readily ascertain the NAV. Repurchase of the Common Shares may have the effect of reducing any market discount to NAV.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price that approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Trust will decrease the total assets of the Trust and, therefore, have the effect of increasing the Trust’s expense ratio and may adversely affect the ability of the Trust to pursue its investment objective. To the extent the Trust may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover, which will result in additional expenses being borne by the Trust and its shareholders. The Board currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Trust’s portfolio, and the impact of any action on the Trust and market considerations. Such a decision is a matter on which the Board would exercise its fiduciary judgment, and the Board will consider other factors that may be relevant at the time it considers the matter. Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act and the 1940 Act.

LIMITED TERM AND ELIGIBLE TENDER OFFER

The Trust will terminate on or before the Termination Date; provided, that if the Board believes that under then-current market conditions it is in the best interests of the Trust to do so, the Trust may extend the Termination Date (i) once for up to one year (i.e., up to [    ), and (ii) once for up to an additional six months (i.e., up to [                ]), in each case upon the affirmative vote of a majority of the Board and without a vote of Common Shareholders. In addition, as of a date within 12 months preceding the Termination Date, the Board may cause the Trust to conduct an Eligible Tender Offer, which is a tender offer by the Trust to all Common Shareholders to purchase Common Shares of the Trust at a price equal to the NAV per Common Share on the expiration date of the tender offer. Following the completion of an Eligible Tender Offer, the Board may eliminate the limited term structure of the Trust and convert the Trust to a perpetual fund upon the affirmative vote of a majority of the Board and without a vote of Common Shareholders.

The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Trust’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

Upon its termination, the Trust will distribute substantially all of its net assets to Common Shareholders, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust, as may be determined by the Board. In anticipation of an Eligible Tender Offer or the Termination Date, the Trust may begin liquidating all or a portion of the Trust’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During such period(s), the Trust’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation or an Eligible Tender Offer. Rather than reinvesting the proceeds of matured, called or sold securities in accordance with the investment program described above, the Trust may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. The Trust’s distributions during the wind-down period may decrease, and such distributions may include a return of capital. The Trust may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. It is expected that Common Shareholders will receive cash in any liquidating distribution from the Trust, regardless of their participation in the Trust’s Dividend Reinvestment Plan. However, if on the Termination Date the Trust owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. Common Shareholders generally will realize capital gain or loss upon the termination of the Trust in an amount equal to the difference between the amount of cash or other property received by the Common Shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the Common Shareholder’s adjusted tax basis in the Common Shares of the Trust for U.S. federal income tax purposes.

In determining whether to extend the Termination Date, the Board may consider, for example, the Trust’s inability to sell its assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board may determine that market conditions are such that it is reasonable to believe that, with an extension, the Trust’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Trust.

The Board may cause the Trust to conduct an Eligible Tender Offer. An Eligible Tender Offer would consist of a tender offer to all Common Shareholders to purchase Common Shares of the Trust at a price equal to the NAV per Common Share on the expiration date of the tender offer, which shall be as of a date within 12 months preceding the Termination Date. In an Eligible Tender Offer, the Trust will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Trust’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date.

If the number of properly tendered Common Shares would result in the Trust’s net assets equaling or totaling greater than the Termination Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Trust pursuant to the terms of the Eligible Tender Offer. The Trust’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. In addition, the Trust would continue to be subject to its obligations with respect to its issued and outstanding preferred stock or debt securities, if any. See “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.” Following

the completion of an Eligible Tender Offer, the Board may eliminate the limited term structure of the Trust upon the affirmative vote of a majority of the Board and without the approval of Common Shareholders. In making a decision to do so to provide for the Trust’s perpetual existence, the Board will take such actions with respect to the continued operations of the Trust as it deems to be in the best interests of the Trust, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in recommending to the Board that the limited term structure be eliminated and the Trust have a perpetual existence (or that the Termination Date be extended). The Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share.

An Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the Exchange Act and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act or successor rules to the same general effect). The repurchase of tendered Common Shares by the Trust in a tender offer would be a taxable event to Common Shareholders. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Trust and its Common Shareholders.

An Eligible Tender Offer may be commenced upon approval of a majority of the Board, without a vote of Common Shareholders. The Trust is not required to conduct an Eligible Tender Offer. If no Eligible Tender Offer is conducted, the Trust will liquidate on or before the Termination Date (subject to extension as described above), unless the limited term provisions of the Articles of Incorporation are amended with the vote of Common Shareholders, as described above. See “Summary of the Declaration of Trust.”

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of common shares of the Trust. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks or other financial institutions, insurance companies, dealers in securities or foreign currencies, traders in securities that have elected to mark-to-market their securities holdings, foreign holders, persons who hold their shares as or in a hedge against currency risk, or as part of a constructive sale, straddle or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively, which could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors before making an investment in the Trust to determine the specific tax consequences to them of investing in the Trust, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

The recently enacted tax legislation commonly referred to as Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a RIC, such as the Trust. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Trust. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Trust.

The Trust intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. If the Trust qualifies as a RIC and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Trust will be relieved of U.S. federal income tax on any income of the Trust, including long-term capital gains, distributed to shareholders. However, if the Trust retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%) on the amount retained. The Trust intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Trust will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Trust’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Trust’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Trust paid no federal income tax. The Trust generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Trust may also decide to distribute less and pay the federal excise taxes.

If, for any taxable year, the Trust did not qualify as a RIC for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its shareholders would not be deductible by the Trust in computing its taxable income. In such event, the Trust’s distributions, to the extent derived from the Trust’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

A Common Shareholder will have all dividends and distributions automatically reinvested in shares of common stock of the Trust (unless the shareholder “opts out” of the Plan). For shareholders subject to U.S. federal income tax, Trust dividends that are not “exempt-interest” dividends will generally be taxable regardless of whether the shareholder takes them in cash or they are reinvested in additional shares of the Trust. Distributions of the Trust’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable as ordinary income to the extent of the Trust’s current and accumulated earnings and profits. A portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” currently available to noncorporate shareholders under Section 1(h)(11) of the Code, provided certain holding period and other requirements are met at both the Trust and shareholder levels.

Distributions of net capital gain, if any, that are properly reported by the Trust are generally taxable as long-term capital gain for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Trust. If the Trust received dividends from other investment companies that qualify as a RIC, and the other investment companies designate such dividends as qualified dividend income or as eligible for the dividends received deduction, then the Trust is permitted in turn to designate a portion of its distributions as qualified dividend income and/or as eligible for the dividends received deduction, provided the Trust meets holding period and other requirements with respect to shares of the other investment companies.

A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her, or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of such shares. The U.S. federal income tax status of all dividends and distributions will be designated by the Trust and reported to shareholders annually. The Trust can provide no assurance regarding the portion of its dividends that will qualify for the dividends received deduction or for qualified dividend income treatment. As long as the Trust qualifies as a RIC under the Code, it is not expected that any significant part of its distributions to Common Shareholders from its investments will so qualify.

The Trust intends to distribute all realized net capital gains, if any, at least annually. If, however, the Trust were to retain any net capital gain, the Trust may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Trust on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Trust will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Any dividend declared by the Trust in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Trust and received by shareholders on December 31 of the calendar year in which it is declared.

If a shareholder’s distributions are automatically reinvested in additional Common Shares, for U.S. federal income tax purposes, the shareholder will be treated as having received a distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash, unless the distribution is in newly issued shares of the Trust that are trading at or above NAV, in which case the shareholder will be treated as receiving a distribution equal to the fair market value of the stock the shareholder receives.

Certain of the investment practices of the Trust are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, (vi) produce income that will not be qualifying income for purposes of the 90% income test and (vii) adversely alter the intended characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Trust will monitor its investments and transactions and may make certain federal income tax elections where applicable in order to mitigate the effect of these provisions, if possible.

Investments in distressed debt obligations that are at risk of or in default may present special federal income tax issues for the Trust. The federal income tax consequences to a holder of such securities are not entirely certain. If the Trust’s characterization of such investments were successfully challenged by the IRS or the IRS issues guidance regarding investments in such securities, it may affect whether the Trust has made sufficient distributions or otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes.

The Trust may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Sales, exchanges and other dispositions of the Trust’s shares generally are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Trust’s shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term if the shareholder’s holding period for the shares is more than one year and short-term if it is one year or less. However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Additionally, any loss realized by a shareholder of the Trust upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The ability to deduct capital losses may be limited. In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Trust and net gains from redemptions or other taxable dispositions of Trust shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Trust is required in certain circumstances to backup withhold at a current rate of 24% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Trust’s shares paid to certain holders of the Trust’s shares who do not furnish the Trust with their correct social security number or other taxpayer identification number and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

This Prospectus does not address the U.S. federal income tax consequences to a non-U.S. shareholder of an investment in common stock. Non-U.S. shareholders should consult their tax advisors concerning the tax consequences of ownership of shares of the Trust, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of its non-U.S. status).

A separate U.S. withholding tax may apply in the case of distributions to (i) certain non-U.S. financial institutions that have not agreed to collect and disclose certain account holder information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations thereunder currently in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the federal income tax rules applicable to the Trust can be found in the SAI, which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes (including the alternative minimum tax consequences) before making an investment in the Trust.

UNDERWRITERS

The underwriters named below (the “Underwriters”), acting through [    ], have severally and not jointly agreed, subject to the terms and conditions of an underwriting agreement with the Trust and the Adviser (the “Underwriting Agreement”), to purchase from the Trust the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares
Total: [ ]	[	]

If an Underwriter fails to purchase the Common Shares it has agreed to purchase, the Underwriting Agreement provides that one or more substitute underwriters may be found, the purchase commitments of the remaining Underwriters may be increased or the Underwriting Agreement may be terminated.

The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional [    ] Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions.

Investors purchasing Common Shares in this offering will not be charged a sales load. The Representatives have advised the Trust that the Underwriters may pay up to $[        ] per Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $[        ] per Share to certain other dealers who sell Common Shares.

Investors must pay for any Common Shares purchased on or before [    ].

The Adviser, and not the Trust, will pay all organizational expenses of the Trust and all offering costs associated with this offering. The Trust is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Trust. Consequently, the offering price for the Common Shares was determined by negotiation among the Trust and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Trust’s Common Shares are expected to be listed on the NASDAQ under the trading or ticker symbol “TBLD”, subject to notice of issuance.

[In connection with the requirements for listing the Common Shares on the NASDAQ, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States]. The minimum investment requirement is 100 Common Shares.

[The Trust and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties].

The Trust has agreed not to offer, sell or register with the SEC any additional equity securities of the Trust, other than issuances (1) of Common Shares hereby, (2) of preferred shares or (3) pursuant to the Trust’s Dividend Reinvestment Plan, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering in each case in accordance with Regulation M under the Exchange Act. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of the Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make “naked” short sales of the Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering.

Stabilizing transactions consist of certain bids or purchases of Common Shares in the open market while the offering is in progress.

The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions and have therefore not been effectively placed by such syndicate member.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the Common Shares. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NASDAQ or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Trust anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Trust’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. [Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses]. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

Additional Underwriter Compensation

The Adviser (and not the Trust) has agreed to pay, from its own assets, additional compensation of $[        ] to the Underwriters in connection with this offering, which amount will not exceed [    ]% of the total public offering price of the shares sold in this offering.

The Adviser (and not the Trust) has agreed to pay to each of [    ], [    ], and [    ] from the Adviser’s own assets, a fee for advice relating to the structure, design and organization of the Trust as well as for services related to the sale and distribution of the Trust’s Common Shares in the amount of $[    ], $[    ], $[    ] and $[    ], respectively. If the over-allotment option is not exercised, the structuring fee paid to each of [    ], [    ], and [    ] will not exceed [    ]%, [    ]%, [    ]% and [    ]%, respectively, of the total public offering price of the Common Shares sold in this offering. If the over-allotment option is exercised in full, the structuring fee paid to each of [    ], and [    ] will not exceed [    ]%, [    ]%, [    ]% and [    ]%, respectively, of the total public offering price of the Common Shares sold in this offering.

The Adviser (and not the Trust) also may pay certain qualifying underwriters from among those named in the table above a structuring fee, additional compensation or a sales incentive fee in connection with the offering.

The Adviser and [    ] have entered into a distribution agreement under which [    ] provides certain distribution and marketing services in connection with the offering of the Trust’s Common Shares contemplated by this Prospectus. Under such distribution agreement, the Adviser (and not the Trust) has agreed to pay an amount equal to [    ]% of the total price to the public of the Common Shares sold in such offering (including Common Shares offered pursuant to the underwriters’ overallotment option), as well as up to $[    ] in expense reimbursement. [    ] is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc. and may be deemed an “underwriter” for purposes of this offering under the Securities Act, although [    ] will not purchase or resell any of the Common Shares in connection with the offering.

The sum of all compensation to the Underwriters and [    ] in connection with this public offering of Common Shares, including the structuring fees, sales incentive fees, if any, and all forms of additional payments to the Underwriters [    ] and [    ] and certain other expenses, will not exceed [    ]% of the total public offering price of the Common Shares sold in this offering.

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

Administrative services are provided to the Trust under an Administrative Services Agreement between the Trust and Thornburg (the “Administrative Services Agreement”), which specifies that Thornburg will administer, supervise, perform or direct certain administrative services necessary or desirable for the operations of the Trust. The Trust will pay Thornburg a fee payable on a [monthly] basis at the annual rate of [    ]% of the Trust’s current [monthly] Managed Assets for the service it provides as administrator.

State Street, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, will serve as the Trust’s custodian and will maintain custody of the securities and cash of the Trust. For its services, State Street will receive a monthly fee based upon, among other things, the average value of the net assets of the Trust, plus certain charges for securities transactions.

Computershare, located at 250 Royall Street, Canton, Massachusetts 02021, will serve as the Trust’s transfer agent, registrar, Plan Administrator and dividend disbursing agent.

REPORTS TO SHAREHOLDERS

The Trust will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Trust anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Trust by Faegre Drinker Biddle & Reath LLP.

CONTROL PERSONS

The Trust has not yet commenced operations, therefore no Shares of the Trust are currently owned.

ADDITIONAL INFORMATION

The Trust will be subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. The SEC maintains a website at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Trust (when available), that file electronically with the SEC.

This Prospectus constitutes part of a Registration Statement filed by the Trust with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Trust and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (http://www.sec.gov).

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Shares

Thornburg Income Builder Opportunities Trust

Common Stock

$20.00 per Share

PROSPECTUS

[Date]

Until (25 days after the date of this Prospectus), all dealers that buy, sell or trade the shares of common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated August 5, 2020

Thornburg Income Builder Opportunities Trust

Statement of Additional Information

Thornburg Income Builder Opportunities Trust (the “Trust”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a newly organized, diversified, closed-end management investment company. The Trust’s investment objective is to provide current income. Thornburg Investment Management, Inc., the investment adviser of the Trust (“Thornburg” or the “Adviser”), will attempt to achieve the Trust’s investment objective by allocating the Trust’s assets among the following investment opportunities: global equity and global debt. See “Investment Objective, Strategy and Policies—Principal Investment Strategy” in the Prospectus (as defined below). There is no assurance that the Trust will achieve its investment objective.

This Statement of Additional Information (“SAI”) relating to the shares of common stock of the Trust (the “Common Shares”) is not a prospectus, but should be read in conjunction with the prospectus for the Trust dated [    ], 2020 (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such Common Shares. A copy of the Prospectus may be obtained without charge by calling the Trust at [    ].

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”), Washington, D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated [    ], 2020.

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INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Trust’s investment policies are not fundamental and may be changed without a vote of Common Shareholders. There can be no assurance the Trust’s investment objective will be met.

Any investment restrictions herein that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Trust. However, the asset coverage requirement applicable to borrowings will be maintained as required under the 1940 Act.

As a matter of fundamental policy, the Trust will not:

(1) with respect to 75% of its total assets, purchase any securities (other than Government securities (as defined in the 1940 Act) and securities issued by other investment companies), if, as a result, more than 5% of the Trust’s total assets would then be invested in securities of any single issuer or if, as a result, the Trust would hold more than 10% of the outstanding voting securities of any single issuer;

(2) borrow money, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations;

(3) issue senior securities, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations;

(4) purchase any security if, as a result, 25% or more of the Trust’s total assets (taken at current value) would be invested in any single industry or group of industries;

(5) engage in the business of underwriting securities issued by others, except to the extent that the Trust may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(6) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Trust reserves freedom of action to hold and to sell real estate acquired as a result of the Trust’s ownership of securities;

(7) purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Trust from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations, or pursuant to an exemption or other relief applicable to the Trust from the provisions of the 1940 Act, as amended from time to time; or

(8) make loans, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations, or except as may be permitted by exemptive orders granted under the 1940 Act.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Trust which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Trust are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Trust.

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Fundamental Investment Restriction (2)

The 1940 Act permits the Trust to borrow money in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Trust may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions.

Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. For more information on leverage and the risks relating thereto, see “Risks—Structural Risk—Leverage Risk” in the Prospectus.

Fundamental Investment Restriction (3)

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, the purchase of securities on margin or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate assets or otherwise cover obligations. To the extent the Trust covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a “senior security” by the Trust and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Trust (or, as the case may be, the 200% asset coverage requirement applicable to preferred stock issued by the Trust).

The Trust does not intend to employ leverage. Although it has no present intention to do so, the Trust reserves the right to in the future employ leverage. Under the 1940 Act, the issuance of any other type of senior security by the Trust is subject to a requirement that provision is made that, (i) if on the last business day of each of 12 consecutive calendar months the asset coverage with respect to the senior security is less than 100%, the holders of such securities voting as a class shall be entitled to elect at least a majority of the Board with such voting right to continue until the asset coverage for such class of senior security is at least 110% on the last business day of each of 3 consecutive calendar months or, (ii) if on the last business day of each of 24 consecutive calendar months the asset coverage for such class of senior security is less than 100%, an event of default shall be deemed to have occurred.

Fundamental Investment Restriction (4)

In determining whether an issuer should be classified in a particular industry for purposes of restriction number 4 above, Thornburg may rely on its own analysis of the issuer or on available third party industry classifications. Securities of the U.S. Government and its agencies and instrumentalities are not considered to represent industries for this purpose.

Fundamental Investment Restriction (7)

The ability of the Trust to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable the Trust to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Fundamental Investment Restriction (8)

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

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INVESTMENT POLICIES AND TECHNIQUES

The following describes certain investment practices and techniques in which the Trust may engage, and certain of the risks associated with such practices and techniques, and includes a discussion of the spectrum of investments that the Adviser in its discretion may, but are not required to, use in managing the Trust’s assets. The following descriptions supplement the descriptions of the investment objective, policies, strategies and risks as set forth in the Prospectus.

Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Trust but, to the extent employed, could from time to time have a material impact on the Trust’s performance.

Global Equity Allocation. In managing the Trust’s global equity allocation, the Adviser will invest in any stock or other equity security that the Adviser believes will assist the Trust in pursuing its investment goals, including preferred stock, business development companies, publicly traded real estate investment trusts, other equity trusts and partnership interests, and depositary receipts such as American Depositary Receipts. The Trust may invest in companies of any market capitalization and may invest in both U.S. and non-U.S. countries, including developing countries. The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust expects that equity investments in the Trust’s portfolio normally will be weighted in favor of companies that pay dividends or other current income. Initially, the Trust’s global equity allocation is expected to represent 70% of the total assets of the Trust, including assets attributable to leverage, minus liabilities (the “Managed Assets”), and may vary over time between 50% to 90% of Managed Assets.

Global Debt Allocation. In managing the Trust’s global debt allocation, the Adviser will invest in debt obligations of any kind, including credit and credit-related instruments, including without limitation, corporate bonds, revolving lines of credit, options on bonds, syndicated corporate loans, mortgage and asset-backed securities, debt securities and similar instruments issued by U.S. and non-U.S. corporate entities and governments and supranational entities, as well as U.S. government-sponsored agency debentures, warrant-linked bonds, convertible securities, and taxable, tax-exempt and tax-advantage municipal securities. The Trust may purchase mezzanine, second lien, distressed and other securities or instruments that are rated below investment grade or that are unrated, including “high yield” or “junk” bonds and debt obligations of any maturity and of any credit quality. The Trust may also invest up to 20% of Managed Assets in receivables, non-syndicated corporate debt, asset purchase guarantees, debtor-in-possession loans, trade claims and whole consumer loans. Initially, the Trust’s global debt allocation is expected to represent 30% of Managed Assets and may vary over time between 10% to 50% of Managed Assets.

Option Overlay. The Trust intends to write (sell) covered call options on a portion of the individual common stocks in its portfolio, and, to a lesser extent, writing (selling) call and put options on indices of securities and sectors of securities (collectively referred to as “index options”). In employing the option overlay, the Trust will seek to enhance its ability to retain option premiums in varying equity market environments, by maintaining the flexibility to manage different covered call contracts and to take into account differences in volatility and sector or company specific factors when making investment decision. The notional amount of the Trust’s options overlay will be approximately 10% to 40% of the Trust’s Managed Assets, although this percentage may vary from time to time with market conditions. Under current market conditions with higher levels of volatility, the Trust anticipates writing out-of-the-money individual call options, the notional amount of which would be approximately 35% of the Trust’s Managed Assets. The option overlay allocation may vary over extended periods of time depending on market conditions and Trust Management’s ongoing assessment of covered call option risk-adjusted returns. The Adviser may actively manage the option overlay based on market-level macroeconomic and equity allocation insights and will vary the terms of the option overlay, including the notional value of the options written, contract type and term, and the moneyness of each option.

The Trust’s options overlay is intended to generate current income from options premiums and to improve the Trust’s risk-adjusted returns. The strike and expiration selection will vary based on market conditions and yield targets, but the Trust generally writes options that are “out-of-the-money”—in other words, the strike price of a written call option will be greater than the market price of the underlying security on the date that the option is written, or, for a written put option, less than the market price of the underlying security on the date that the option is written; however, the Trust may also write “at-the-money” or “in-the-money” options for defensive or other purposes. Option expirations will vary and typically range up to 6 months.

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The Trust’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Trust ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short-term trading on market fluctuations. However, the Trust may dispose of any such security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or otherwise to respond to market conditions.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the investor participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Equity Securities. Equity securities consist of common stock, convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and NAV of the Trust will fluctuate. Securities in the Trust’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some other investment company holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Fixed Income. Fixed income investments include bonds, debt securities and income-producing instruments of any kind issued by governmental or private-sector entities. The Trust’s fixed income investments may be sourced in the primary and secondary markets. Most fixed income investments consist of a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The Adviser interprets the term fixed income broadly as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. The Trust may invest in a wide variety of fixed income instruments of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities and other issuers, including taxable, tax-exempt and tax-advantaged municipal securities. Fixed income investments may include, among other things, fixed or variable/ floating-rate debt obligations, including bills, notes, bonds, debentures, money market instruments and similar instruments and securities. Fixed income investments generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some fixed income investments are “perpetual” in that they have no maturity date.

Emerging Markets Securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Trust. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may negatively affect the Trust.

Investments in emerging markets may be considered speculative. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Further, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. In addition, the Trust may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for securities in such markets may not be readily available.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability (including amplified risk of war and terrorism), (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Trust to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Loans, Assignments and Participations. The Trust may make loans, and may acquire or invest in loans made by others. The Trust may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Trust may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower, by means of an assignment or a participation. In an assignment, the Trust assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Trust assumes the position of a co-lender with other syndicate members. As an alternative, the Trust may purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Trust will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of a participation, the value of the Trust’s loan investment will depend at least in part on the credit standing of the assigning or participating institution. The loans in which the Trust may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. Investments in loans may be of any quality, including “distressed” loans. The Trust also may gain exposure to loans and related investments through the use of total and excess return swaps and/or other derivative instruments and through private funds and other pooled investment vehicles, including some which may be sponsored or advised by the Adviser or its related parties (see “Derivatives”).

Many loans are made by a syndicate of banks, represented by an agent bank (the “Agent”) which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate (the “Lenders”), and for enforcing its and their other rights against the borrower. Each of the lending institutions, which may include the Agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan or other indebtedness, the Trust has direct recourse against the borrower, the Trust may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

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The Trust’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or may be difficult to liquidate. In addition, the Trust’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Trust to receive scheduled interest or principal payments on a loan would adversely affect the income of the Trust and would likely reduce the value of its assets, which would be reflected in a reduction in the Trust’s NAV. Loans that are fully secured offer the Trust more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Trust bears a substantial risk of losing the entire amount invested.

Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Trust will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loans in which the Trust may invest may not be rated by independent credit rating agencies, a decision by the Trust to invest in a particular loan may depend heavily on the Adviser’s or the original lending institution’s credit analysis of the borrower.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means the Trust may have a limited ability to receive payment promptly on the sale of some of the loans in its portfolio. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Trust’s NAV than if that value were based on available market quotations, and could result in significant variations in the Trust’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of the Trust’s investments by reference to, among other things, market conditions and contractual provisions. Assignments and participations are generally not registered under the Securities Act, and thus investments in them may be less liquid or illiquid.

Although the Trust has no present intention to do so, the Trust may originate and own entire whole loans. In addition to interest, the Trust could receive origination fees, extension fees, modification or similar fees in connection with whole mortgage or other loans. Investments in loans through a direct or originated loan may involve additional risks to the Trust. For example, if a loan is foreclosed, the Trust could become part or sole owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Trust could be held liable as co-owner. Lender liability may be founded upon the premise that an institutional lender has violated a duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. In addition, courts have in some cases applied the doctrine of equitable subordination to subordinate the claim of a lending institution against a borrower to claims of other creditors of the borrower when the lending institution is found to have engaged in unfair, inequitable, or fraudulent conduct.

From time to time, loans or assignment or participation interests therein acquired by the Trust, or to which the Trust may have direct or indirect investment exposure, will at the time of their acquisition be, or may become after acquisition, non-performing for a wide variety of reasons. Non-performing loans include mortgages where the borrower is in default or is or has been delinquent as to the payment of interest and/or principal, including, potentially, for a significant period of time. Such non-performing loans could require a substantial amount of workout negotiations and/or restructuring, which could entail, among other things, a substantial reduction in the interest rate and a substantial write down of the principal of such loans. Even if a restructuring were successfully accomplished, a risk exists that upon maturity of such a loan, replacement “takeout” financing will not be available.

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There may be instances in which the Trust invests in covenant-lite loans, which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Trust in a covenant-lite loan may potentially hinder the Trust’s ability to reprice credit risk associated with the issuer and reduce the Trust’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Trust’s exposure to losses may be increased, which could result in an adverse impact on the Trust.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, purchasers of such instruments may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.

It is the position of the SEC that, in the case of loan participations or assignments where a bank or other lending institution serves as a financial intermediary between the Trust and the corporate borrower, if the participation does not shift to the Trust the direct debtor-creditor relationship with the borrower, the Trust should treat both the lending bank or other lending institution and the borrower as “issuers.” If and to the extent the Trust treats a financial intermediary as an issuer of indebtedness, the Trust may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Economic exposure to loan interests through the use of derivative transactions, including, among others, total and excess return swaps, may involve greater risks than if the Trust had invested in the loan interest directly during a primary distribution or through assignments of, or participations in, a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

Options Overlay. The Trust may seek to generate income from option premiums by writing (selling) options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, futures contract, index, currency, or other instrument at the option exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying instrument at the option exercise price. The Trust may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Trust through the exercise of its rights with respect to convertible securities it owns) in the Trust’s portfolio and (ii) on broad-based securities indexes (such as the Standard and Poor’s 500® Index (“S&P 500”) or the MSCI EAFE® Index (“MSCI EAFE”), which is an index of international equity stocks), or certain ETFs that trade like common stocks but seek to replicate such market indexes.

In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Trust may also purchase put options on individual securities, broad-based securities indexes (such as the S&P 500 or MSCI EAFE), or certain ETFs that trade like common stocks but seek to replicate such market indexes.

The Trust will write call options and put options only if they are “covered.” For example, a call option written by the Trust will require the Trust to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Trust on an index will require the Trust to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Trust requires the Trust to segregate cash or liquid assets equal to the exercise price.

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Below Investment Grade Securities. Below investment grade securities, which are commonly referred to as “junk” or “high yield” securities, are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, below investment grade securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the fund would experience a decrease in income and a decline in the market value of its investments. The Trust also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although certain below investment grade securities may be less sensitive to interest rate changes than investment grade securities, below investment grade securities generally are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, lower-rated securities may be required to be sold at substantial losses or retained indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of below investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular below investment grade security.

New Legislation. Future legislation may have a possible negative impact on the market for below investment grade securities.

Municipal Securities. The Trust may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies or instrumentalities. The Trust may invest in various municipal securities, municipal bonds and municipal notes, securities issued to finance and refinance public projects and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects, such as roads, schools, and water supply systems. Municipal securities also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Trust may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships, or other investment companies.

Taxable Municipal Securities. The Trust may invest in taxable municipal securities, which primarily consist of Build America Bonds (“BABs”). BABs are taxable municipal obligations issued pursuant to legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid. Enacted in February 2009, the American Recovery and Reinvestment Act of 2009 (the “ARRA”) authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive payments from the U.S. Treasury with respect to the bonds’ interest payments (“direct pay” BABs) or (ii) provide tax credits to investors in the bonds (“tax credit” BABs). BABs offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. BABs can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds. Unlike most other municipal obligations, interest received on BABs is subject to federal and state income tax. Under the terms of the ARRA, issuers of direct pay BABs are entitled to receive payments from the U.S. Treasury over the life of the bond equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid and investors in tax credit BABs can receive a federal tax credit of 35% of the coupon interest received.

The federal interest subsidy or tax credit continues for the life of the bonds. The Trust may invest in direct pay BABs or tax credit BABs. Pursuant to the ARRA, the issuance of BABs was discontinued on December 31, 2010. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 reduced the federal subsidy for BABs and other subsidized taxable municipal bonds. The reduced federal subsidy has been extended through 2024. The subsidy payments were reduced by 6.6% in 2018 and 6.2% in 2019. The Fund cannot predict future reductions in the federal subsidy for BABs and other subsidized taxable municipal bonds.

Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Securities. Preferred securities pay fixed or floating dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

Business Development Companies. Business development companies (“BDCs”) are a type of closed-end investment company regulated under the 1940 Act. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code.

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Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Private BDCs are illiquid investments, and there is no guarantee the Trust will be able to liquidate or sell its private BDC investments.

Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.

Exchange-Traded Funds and Other Investment Companies. The Trust may invest in shares of both open- or closed-end investment companies (including money market funds, single country funds, and ETFs of any kind) and trusts, limited partnerships, limited liability companies or other forms of business organizations, including other pooled investment. Investing in another pooled vehicle exposes the Trust to all the risks of that pooled vehicle.

As the shareholder of another investment company, the Trust would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses the Trust pays in connection with its own operations. The Trust’s investments in other investment companies may be limited by applicable law. It is possible that, under certain circumstances, the Trust may be prevented by applicable law from investing in other investment companies when doing so may otherwise be the most efficient way for the Trust to obtain exposure to a portfolio of debt securities.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Trust to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which the Trust may invest are Exchange Traded Fund (“ETFs”). Index ETFs are open-end management investment companies that seek to provide investment results that correspond generally to the price and yield performance of a specified index (Index Fund). Individual investments in ETFs generally are not redeemable. However, large quantities of ETF shares known as “Creation Units” are redeemable from the ETF. The liquidity of smaller holdings of ETF shares will depend upon the existence of a secondary market.

Disruptions in the markets for the securities held by ETFs or other investment companies purchased or sold by the Trust could result in losses on investments in ETFs or other investment companies. ETFs also carry the risk that the price the Trust pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which the Trust may invest may be leveraged, which would increase the volatility of the value of the Trust’s Common Shares.

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The SEC has proposed regulations that may adversely affect the Trust’s ability to invest in other investment companies. The proposed regulations, if adopted, could also significantly affect the Trust’s ability to redeem its investments in other investment companies in the manner that they do now, making such investments less attractive. The final terms of any proposed regulations are not known as of the date of this SAI, but they could cause the Trust to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Real Estate Investment Trusts. The Trust may invest in Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Trust will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.

The Trust’s investment in a REIT may result in the Trust making distributions that constitute a return of capital to Trust shareholders for federal income tax purposes. In addition, distributions attributable to REITs made by the Trust to Trust shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income. Certain distributions made by the Trust attributable to dividends received by the Trust from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders. Under proposed regulations, which would apply to tax years ending after they are finalized and on which taxpayers may rely, if the Trust receives qualified REIT dividends it is allowed to pass them through to Trust shareholders in the form of section 199A dividends. To the extent that the Trust designates them through to Trust shareholders in the form of Section 199A dividends. To the extent that the Trust designates dividends it pays to its shareholders as section 199A dividends such as shareholder may be eligible for a 20% deduction with respect to such dividends.

Derivatives. The Trust may utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing return. These strategies may be executed through the use of derivative contracts. The other investment companies may also utilize derivative contracts and are thus subject to the same risks described below.

In the course of pursuing these investment strategies, the Trust may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars, (collectively, all the above are called “Derivative Transactions”). In addition, Derivative

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Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Derivative Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Trust’s portfolio resulting from securities markets fluctuations, to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Trust’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Derivative Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Derivative Transaction is a function of numerous variables including, but not limited to, market conditions. The ability of the Trust to utilize these Derivative Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Trust’s use of Derivative Transactions may also be limited by the requirements of the Code for qualification as a regulated investment company for U.S. federal income tax purposes. The Trust will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Derivative Transactions will not be used to alter fundamental investment purposes and characteristics of the Trust, and the Trust will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Trust.

Derivative Transactions, including derivative contracts, have risks associated with them including, but not limited to, possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Derivative Transactions could result in losses greater than if they had not been used. Use of Derivative Transactions may result in losses to the Trust, force the sale or purchase of portfolio securities at inopportune times or for prices higher than or lower than current market values, limit the amount of appreciation the Trust can realize on its investments or cause the Trust to hold a security it might otherwise sell.

The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Trust creates the possibility that losses on the hedging instrument may be greater than gains in the value of the position the Trust is attempting to hedge. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Trust might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to reduce the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Derivative Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Derivative Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivative Transactions involving options require segregation of Trust assets in special accounts, as described below under “—Segregation and Cover Requirements.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Trust’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Trust the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Trust’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Trust against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European

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style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC Options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Trust’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Trust will only sell OTC options that are subject to a buy-back provision permitting the Trust to require the Counterparty to sell the option back to the Trust at a formula price within seven days. The Trust expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with the Trust or fails to make a cash settlement payment due in accordance with the terms of that option, the Trust will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser as applicable, must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Trust will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of “A-1” from Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”) or “P-1” from Moody’s Investor Services, Inc. (“Moody’s”) or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency options, are determined to be of equivalent credit quality by the Adviser, as applicable. The staff of the SEC currently takes the position that OTC options purchased by the Trust, and portfolio securities “covering” the amount of the Trust’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.

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If the Trust sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Trust’s income. The sale of put options can also provide income.

The Trust may purchase and sell call options on securities including U.S. Treasury and agency securities, corporate debt securities and equity securities (including convertible securities) that are traded on U.S. securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by the Trust must be “covered” (i.e., the Trust must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Trust will receive the option premium to help protect it against loss, a call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Trust to hold a security or instrument which it might otherwise have sold.

The Trust may purchase and sell put options on securities including U.S. Treasury and agency securities, corporate debt securities and equity securities (including convertible securities), whether or not it holds the above securities in its portfolio, and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the Trust may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Trust may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes or to enhance returns. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Trust, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Typically, maintaining a futures contract or selling an option thereon requires the Trust to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Trust. If the Trust exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The Trust also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

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Swaps, Caps, Floors and Collars. Among the Derivative Transactions into which the Trust may enter are interest rate, index and other swaps and the purchase or sale of related caps, floors and collars. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Trust may be obligated to pay. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Trust will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Trust will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Trust believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the Counterparty, the Trust may have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swap Agreements. The Trust may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Trust may be either the buyer or seller in a credit default swap transaction. If the Trust is a buyer and no event of default occurs, the Trust will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Trust (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Trust receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swap transactions involve greater risks than if the Trust had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks, each as further described below. Moreover, if the Trust is a buyer, it will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Trust. When the Trust acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Accordingly, when the Trust acts as a seller of a credit default swap agreement, it will segregate assets equal to the full notional amount of the reference obligation.

A credit default index swap is a swap on an index of credit default swaps. Credit default index swaps allow an investor to manage credit risk or to take a position on a basket of credit default swaps (or other instruments) in a more efficient manner than transacting in single name credit default swaps. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index.

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Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument, but may involve a formula that multiplies the effect of certain aspects of the performance of that instrument, so that the performance of the derivative is more or less volatile than that of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will move in the same direction as the value of the structured note at maturity or of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

Commodity-Linked Derivatives. The Trust may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as “commodity-linked” or “index-linked” notes. These instruments are sometimes referred to as “structured notes” because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as the Trust.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the Trust economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, the Trust may receive more or less principal than it originally invested. The Trust might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Structured notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation, which may provide the Trust with a desired degree of diversity. Of course, there can be no guarantee that the Trust’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

The commodity-linked instruments may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, the Trust will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Adviser’s decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of the Trust to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked derivatives are generally hybrid instruments which are excluded from regulation under the Commodity Exchange Act (the “CEA”) and the rules thereunder. Additionally, from time to time the Trust may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

Segregation and Cover Requirements. As an investment company registered with the SEC, the Trust must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and other transactions. The Trust may incur losses on derivatives and other leveraged investments (including the entire amount of a fund’s investment in such investments) even if they are covered. To the extent

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that a fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing leverage for purposes of the requirements under the 1940 Act; and, therefore, a fund may not enter into any such transactions if the fund’s leverage would thereby exceed the limits of the 1940 Act. The Trust may employ a combination of segregation and cover with respect to any particular derivative or other transaction.

The Trust’s derivative transactions are generally subject to earmarking and coverage requirements of either the Commodity Futures Trading Commission (the “CFTC”) or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust intends to designate on its books and records on an ongoing basis, cash or liquid securities in an amount at least equal to the Trust’s obligations with respect to such instruments. Such amounts may fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so and otherwise restrict portfolio management.

In general, either the full amount of any obligation by the Trust to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian of the Trust in accordance with established procedures. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Trust, for example, will require the Trust to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Trust on an index will require the Trust to own portfolio securities that correlate with the index or to segregate liquid high-grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Trust will require the Trust to segregate liquid high-grade debt obligations equal to the exercise price.

OTC Options entered into by the Trust, including those on securities, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Trust will not be required to do so. As a result, when the Trust sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Trust other than those described above generally settle with physical delivery, and the Trust will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Trust must deposit the initial margin and, in some instances, the daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Trust will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Trust’s net obligation, if any.

In the case of forward currency contracts that are not contractually required to cash settle, the Trust must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Trust is permitted to set aside liquid assets in an amount equal to the Trust’s daily marked-to-market net obligations (i.e., the Trust’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.

In the case of swaps that do not cash settle, for example, the Trust must set aside liquid assets equal to the full notional amount of the swaps while the positions are open. With respect to swaps that cash settle, however, the Trust may set aside liquid assets in an amount equal to the Trust’s daily marked-to-market net obligations (i.e., the Trust’s daily net liability) under the swaps, if any, rather than their full notional amount.

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Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Trust may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated. The Trust reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The use of segregation and cover does not eliminate the risk of loss on a derivative or other leveraging position.

Combined Transactions. The Trust may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Derivative Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Trust to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objectives.

Regulation as a “Commodity Pool.” The CFTC has adopted amendments to CFTC Rule 4.5 which requires operators of registered investment companies to either limit such investment companies’ use of futures, options on futures and swaps or register as a commodity pool operator (“CPO”) and submit to dual regulation by the CFTC and the SEC. In order to be able to comply with the exclusion from the CPO definition pursuant to CFTC Rule 4.5 with respect to the Trust, the Adviser must limit the Trust’s transactions in commodity futures, commodity option contracts and swaps for non-hedging purposes by either (a) limiting the aggregate initial margin and premiums required to establish non-hedging commodities positions to not more than 5% of the liquidation value of the Trust’s portfolio after taking into account unrealized profits and losses on any such contract or (b) limiting the aggregate net notional value of non-hedging commodities positions to not more than 100% of the liquidation value of the Trust’s portfolio after taking into account unrealized profits and losses on such positions. In the event that the Trust’s investments in such instruments exceed such thresholds, the Adviser would no longer be excluded from the CPO definition and may be required to register as a CPO. In the event the Adviser is required to register as a CPO, as applicable, it will become subject to additional recordkeeping and reporting requirements with respect to the Trust. The Adviser intends to claim an exclusion from the definition of a CPO with respect to the Trust under the amended rules. The Trust reserves the right to engage in transactions involving futures, options thereon and swaps in accordance with the Trust’s policies. The Trust does not anticipate that it will invest in commodity futures, commodity options contracts and swaps to an extent or in a manner that would require the Adviser to register as a CPO (as applicable) in connection with their management of the Trust.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Distressed and Defaulted Securities. Defaulted securities risk refers to the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in emerging market countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative and entail high risk. The Trust will not invest in securities in default at time of purchase, however, the Trust is not required to sell any securities that default after acquisition.

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Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as credit card and automobile finance receivables, student loans, consumer loans, installment loan contracts, home equity loans, mobile home loans, boat loans, business and small business loans, project finance loans, airplane leases, and leases of various other types of real and personal property (including those relating to railcars, containers, or telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), and other non-mortgage-related income streams, such as income from renewable energy projects and franchise rights. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Trust may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Trust may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Trust may not be able to realize the rate of return it expected.

Adjustable rate mortgages (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The Trust may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

In considering an investment for the Trust in mortgage-backed securities, the Adviser will consider a number of factors with respect to the underlying mortgages. These include, but are not limited to, (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien—Jumbo Prime, First Lien—Alt-A, First Lien—Subprime, First Lien—Pay-Option, or Second Lien; for commercial: Conduit, Large Loan, or Single Asset/Single Borrower (“SASB”)); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause mortgage-backed securities to have differing risk factors and performance characteristics.

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Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Trust.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae (also known as “Fannie Mae”) are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Freddie Mac Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. The Trust may also invest in bonds, including unguaranteed mezzanine bonds and subordinate bonds, securitized through Freddie Mac’s “K-Deal” program, which securitizes mortgage loans backed by multi-family apartment properties. Such bonds are also not backed by the full faith and credit of the U.S. Government.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a

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measurable adverse effect on the Trust’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities. POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Trust’s ability to buy or sell those securities at any particular time.

Subprime loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans or other types of loans made to more creditworthy borrowers. Therefore, the values of asset-backed securities (whether mortgage-backed securities or other types of asset-backed securities) backed by subprime loans involve greater risk of price declines due to the increased risk of default.

The mortgage loans backing the mortgage-backed securities in which the Trust may invest may include re-performing loans (“RPLs”), non-performing loans and non-qualified mortgage (“Non-QM”) loans. RPLs are loans that have previously been delinquent but are current at the time they are securitized. Fannie Mae and Freddie Mac, among others, securitize RPLs. For example, in Fannie Mae’s case, the RPLs securitized are single-family, fixed rate re-performing loans that generally were previously placed in a mortgage-backed security trust with certificates guaranteed by Fannie Mae, purchased from the trust by Fannie Mae and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e. performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, Fannie Mae follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. Fannie Mae may include different loan structures and modification programs in the future. Non-performing loans are mortgage loans where the borrower is in default or is or has been delinquent, for a potentially significant period of time, as to the payment of interest and/or principal. Non-QM loans do not comply with the rules of the Consumer Financial Protection Bureau (the “CFPB”) relating to qualified mortgages (“QM”). To qualify as a QM loan under the CFPB’s rules, the loan must meet certain requirements, such as a borrower debt-to-income ratio, being fully-amortizing, and limits on loan fees. Non-QM loans do not comply with at least one of these requirements.

In addition to investing in mortgage-backed securities that are backed by mortgage loans themselves, the Trust may invest in securities that are backed by mortgage servicing rights (“MSRs”), including normal MSRs and excess MSRs. Normal MSRs refer to the contractual right to cash flows payable to the mortgage servicer of a pool of mortgage loans for their ongoing administrative duties to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities. Excess MSRs are the rights to any amount of cash flows in excess of normal MSRs.

The Trust may pledge asset-backed securities, commercial mortgage-backed securities and collateral loan obligations that are backed by certain types of assets and are rated in the highest investment-grade rating category as collateral for non-recourse loans under the Term Asset-Backed Securities Loan Facility (“TALF”), a joint program created by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (the “New York Fed”). Under the TALF Program, the New York Fed may provide loans to the Trust to purchase certain investment-grade, asset-backed securities backed by, among other assets, automobile loans, student loans, credit card loans, Small Business Administration-guaranteed small business loans and certain commercial mortgage-backed securities (“TALF Eligible Securities”). Among other requirements, TALF Eligible Securities are limited to U.S. dollar denominated cash asset-backed securities in the highest long-term investment-grade rating (AAA) or, if no long-term rating is available, the highest short-term investment-grade rating category from two eligible NRSROs approved by the New York Fed, and do not have a credit rating below the highest investment-grade rating category from any eligible NRSRO that has been retained by the issuer to provide a credit rating. TALF Eligible Securities that are downgraded or placed on a watch list after the subscription date for a TALF Program loan will remain TALF Eligible Securities for purposes of that loan.

TALF Eligible Securities are subject to the risks associated with investment in fixed income securities, including asset-backed securities, described in this prospectus and the Statement of Additional Information and may be at greater risk than other fixed income securities held outside of the TALF Program. As with other borrowings for investment purposes, a TALF Program loan will involve the risk of leverage. If the Trust borrows under the TALF Program, then the Trust will segregate liquid assets (in addition to any assets pledged as TALF Eligible Securities) in an amount equal to the Trust’s outstanding principal and any interest due and payable under the TALF Program loan.

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[The TALF Program is currently scheduled to discontinue new borrowings on September 30, 2020. There can be no guarantee that the TALF Program will be extended beyond that date.]

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage (though certain asset-backed securities, such as equipment trust certificates (“ETCs”) and enhanced equipment trust certificates (“EETCs”), may be structured such that there is a security interest in the underlying asset), asset-backed securities may present certain additional risks that are not commonly present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Similarly, ETCs and EETCs are often secured by different types of equipment.

The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors or the originating alternative lending platforms. For example, the Trust may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer, sponsor or originating alternative lending platform, as applicable. Certain services, sponsors or originating alternative lending platforms may have limited operating histories to evaluate. The insolvency of a servicer, sponsor or originating alternative lending platform may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. The Trust also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Trust may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Trust and could cause the Trust’s NAV to decline, potentially significantly. Uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

The Trust may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Consistent with the Trust’s investment objective and policies, the Adviser may also cause the Trust to invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.

Sovereign Debt Obligations. The Trust may invest in sovereign debt, including of emerging market countries. Investors should be aware that certain sovereign debt instruments in which the Trust may invest may involve great risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade by Moody’s, S&P, or Fitch.

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Sovereign debt may be issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government-sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward principal international lenders such as the International Monetary Fund, and the political and social constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may decide to default on their sovereign debt in whole or in part. There is no bankruptcy proceeding through which holders of sovereign debt (including the Trust) may attempt to collect all or a portion of their investment upon a default, which could result in significant losses to the Trust.

The Trust may invest in Brady Bonds, sovereign debt securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Investments in Brady Bonds involve various risks associated with investing in sovereign debt securities and may be subject to restructuring arrangements or to requests for new credit, which may cause the Trust to lose interest or principal on holdings consisting of Brady Bonds.

The Trust’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require the Trust to make distributions exceeding book income to qualify as a RIC for federal tax purposes.

Some of the countries in which the Trust may invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future where holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

The ability or willingness of foreign governments to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social, economic and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Trust’s investments. The countries issuing such instruments may be faced with social and political issues and some of them have experienced high rates of inflation and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may

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adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. There can be no assurance that adverse political changes will not cause the Trust to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations and/or the values of its obligations may decline significantly. If an event of default occurs, the Trust may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws designed to protect and enforce the rights of creditors may not apply to issuers of sovereign debt obligations in many jurisdictions, may be substantially different from those applicable to issuers of private debt obligations, and/or may be ineffective in enforcing the Trust’s rights or effecting a recovery on the Trust’s investment. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Trust’s NAV, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Foreign Currencies and Related Transactions. The Trust’s Common Shares are priced in U.S. dollars and the distributions paid by the Trust to Common Shareholders are paid in U.S. dollars. The Trust may take positions in various foreign (non-U.S.) currencies, including by actual holdings of those currencies and through forward, futures, swap, and option contracts with respect to foreign currencies, for hedging, or as a substitute for actual purchases or sales of the currencies in question; the Trust may also invest without limit in investments denominated in currencies other than the U.S. dollar, including the local currencies of emerging markets. The Trust’s investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment. The Trust may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies. For instance, the Trust may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, may reduce the Trust’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Trust is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by the Trust if the value of the hedged currency increases. The Trust may enter into these contracts to hedge against foreign exchange risk arising from the Trust’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Trust will engage in such transactions at any given time or from time to time when they would be beneficial.

The Trust also may use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Trust will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Adviser.

Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by the Trust of portfolio securities concurrently with an agreement by the Trust to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements are speculative techniques involving leverage. Reverse repurchase agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Trust seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Trust may be delayed or prevented from recovering the security that it sold.

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The Trust may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Trust sells mortgage-related securities for immediate settlement and simultaneously purchases substantially similar securities for forward settlement at a discount. While the Trust begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Trust may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange or board of trade; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Trust will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin on its futures positions.

Credit Default Swaps. A credit default swap is an agreement between the Trust and a counterparty that enables the Trust to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, the Trust would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Trust would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would keep the stream of payments, and would have no payment obligations to the counterparty. The Trust may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

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Certain Interest Rate Transactions. Interest rate swaps involve the exchange by the Trust with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating-rate payments. These transactions generally involve the Trust’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Trust a variable rate payment that is intended to approximate a variable rate payment obligation of the Trust (for example, a variable rate payment obligation on any preferred shares issued by the Trust). The payment obligation would be based on the notional amount of the swap. Other forms of interest rate swap agreements in which the Trust may invest include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Trust may use interest rate swap transactions with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes. Any termination of an interest rate swap transaction could result in a termination payment by or to the Trust.

Repurchase Agreements. The Trust may enter into repurchase agreements, which may be viewed as a type of secured lending by the Trust, typically involving the acquisition by the Trust of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Trust will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, often not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Trust will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by the Trust to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year.

Lending of Portfolio Securities. The Trust may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets, thereby potentially realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Trust can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, marked-to-market daily. The borrower pays to the Trust an amount equal to any dividends or interest received on securities lent. The Trust retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Trust bears the risk of any loss on the investment of the collateral; any such loss may exceed, potentially by a substantial amount, any profit to the Trust from its securities lending activities. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Trust retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Trust to exercise voting rights on any matters materially affecting the investment. The Trust may also call such loans in order to sell the securities. The Trust may pay fees in connection with arranging loans of its portfolio securities.

U.S. Government Securities. U.S. government securities in which the Trust invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of

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Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

Like other debt securities, U.S. Government securities are subject to interest rate risk and credit risk. The U.S. Government does not guarantee the NAV or market value of the Trust’s Common Shares. Concerns regarding the U.S. Government’s ability to borrow money or otherwise finance its obligations, including as a result of legislatively-imposed limits on the amount of money it may borrow, could cause the values of U.S. Government securities, including those of the U.S. Government’s agencies and instrumentalities and other government-sponsored enterprises, to decline.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Trust’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Trust and the Trust itself. In the past, the values of U.S. Government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.

Temporary Investments and Defensive Position. During the period where the net proceeds of this offering of Common Shares are being invested or during periods in which the Adviser determines that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so, the Trust may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Adviser’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impracticable to do so generally will occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent. In such a case, the Trust may not pursue or achieve its investment objective.

Cash and cash equivalents are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association; and (d) the Student Loan Marketing Association. While the U.S. Government typically provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

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(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation (“FDIC”) regulations, the maximum insurance payable as to any one certificate of deposit is $250,000, therefore, certificates of deposit purchased by the Trust may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. Pursuant to the Trust’s policies and procedures, the Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because the Trust’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) The Trust may invest in bankers’ acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6) The Trust may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

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(7) The Trust may invest in shares of money market funds in accordance with the provisions of the 1940 Act.

Additional Risks of Investing in the Trust

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Trust’s portfolio.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Reinvestment Risk. Reinvestment risk is the risk that income from the Trust’s portfolio will decline if and when the Trust invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or their overall returns.

MANAGEMENT OF THE TRUST

Investment Adviser

Thornburg Investment Management, Inc. (“Thornburg” or the “Adviser”) is a registered investment adviser and an independent, privately-held global investment management firm located at 2300 North Ridgetop Road, Santa Fe, New Mexico that helps investors of all types realize their investment objectives and achieve their financial goals. Thornburg manages active, fundamental investment strategies that seek to capitalize on market inefficiencies, outperform passive portfolios, and adapt to a changing world, markets, and economies and offers a comprehensive set of investment solutions in equity, fixed income, multi-asset and alternative strategies across the global capital markets. Thornburg clients include investment advisors, family offices, private and public defined benefit plans, defined contribution plans, foundations & endowments, corporations, and insurers. Thornburg Investment Management Ltd., the Adviser’s London-based client service organization, and Thornburg Investment Management (Asia) Ltd. serve the firm’s global set of diverse clients. As of June 30, 2020, Thornburg managed approximately $38 billion across mutual funds, separate accounts, institutional pooled funds, and UCITS funds.

Founded in June 1982 by Garrett Thornburg with a vision to be a trusted partner for clients and a respected leader in global asset management, Thornburg seeks to provide differentiated returns through a benchmark agnostic, collaborative team approach. Collaboration is a key element of Thornburg’s investment approach as active managers to capitalize on market dynamics. Thornburg’s investment philosophy is rooted in the belief that valuation inefficiencies exist within markets because security analysis is often structured around benchmark indices and conducted in sector, regional and asset class research silos across the asset management industry. This segmentation creates isolated viewpoints, which fall short of fully understanding a security’s valuation in a broader context. Thornburg’s benchmark agnostic, collaborative investment approach takes advantage of these market inefficiencies by conducting analysis across sectors, regions, and asset classes to discover opportunities for clients. Furthermore, potential opportunities are simultaneously viewed through the portfolio construction framework that considers risk from multiple angles.

Thornburg is independently owned and has been since the firm’s inception, creating internal alignment and a strong fiduciary focus on behalf of clients. Portfolio manager interests are further aligned through significant employee investment in the company and its investment solutions. By creating internal and external alignment, Thornburg keeps clients at the center of its business and investment strategies. Thornburg’s Santa Fe location keeps the firm away from the groupthink of Wall Street, which allows it to have a differentiated, long-term view and a broader look across the financial landscape.

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Investment Advisory Agreement

For its services under the Investment Advisory Agreement, the Trust pays the Adviser a monthly management fee computed at the annual rate of [ ]% of the average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). In addition to the monthly advisory fee, the Trust pays all other costs and expenses of its operations, including, but not limited to, compensation of its trustees (other than those affiliated with the Adviser, who are not compensated by the Trust), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

If the Trust determines to use leverage, the fees paid to the Adviser for investment management services will be higher than if the Trust did not use leverage because the fees paid will be calculated based on Managed Assets, which would include assets attributable to leverage. Because the fees paid to the Adviser are determined on the basis of Managed Assets, this creates a conflict of interest for the Adviser. The Board monitors the Trust’s use of leverage and in doing so monitors this potential conflict.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any act or omission connected with or arising out of any services to be rendered under such agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement.

The Adviser will make available, without additional expense to the Trust, the services of such of its officers, trustees and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its services under the Investment Advisory Agreement, including compensation of and office space for trustees, officers and employees of the Adviser connected with management of the Trust. The Trust will be required to pay brokerage and other expenses of executing the Trust’s portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Investment Advisory Agreement will remain in effect for an initial term ending two years from the effective date of the agreement (unless sooner terminated). The Investment Advisory Agreement shall remain in effect from year to year thereafter if approved annually (i) by a majority of the outstanding voting securities of the Trust or by a vote of the Trust’s Board, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Board who is not party to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Information regarding the Board’s approval of the Investment Advisory Agreement will be available in the Trust’s semi-annual report to Common Shareholders for the period ended [    ], 2021. The Investment Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or upon 60 days’ written notice by the Adviser.

Portfolio Managers

The portfolio managers of the Trust are supported by a [ ]-person team of Thornburg analysts and financial professionals that have worked together for many years and through multiple economic cycles. The portfolio managers of the Trust are:

Ben Kirby, CFA is co-head of investments for Thornburg. He is responsible for driving the investment process at the firm level. Mr. Kirby is also a portfolio manager on multiple strategies, including Thornburg’s Investment Income Builder mutual fund and Developing World mutual fund. He joined Thornburg in 2008 as equity research analyst, was promoted to associate portfolio manager in 2011, and was named portfolio manager and managing director in 2013. Mr. Kirby holds a B.A. in computer science from Fort Lewis College and an MBA from Duke University’s Fuqua School of Business. Prior to graduate school, Mr. Kirby was a software engineer at Pinnacle Business Systems in Oklahoma City, Oklahoma. He is a CFA charterholder.

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Matt Burdett is portfolio manager and managing director for Thornburg. He rejoined the firm in 2015 as an associate portfolio manager and was promoted to portfolio manager in 2018, where he manages the Thornburg Investment Income Builder mutual fund with Mr. Kirby. Mr. Burdett spent several years as a senior vice president and portfolio manager at PIMCO, where he co-managed various dividend-oriented strategies. Prior to his time at PIMCO, Mr. Burdett worked as an equity analyst at Thornburg in 2010. Mr. Burdett was director of healthcare investment banking at CIBC World Markets / Oppenheimer prior to joining Thornburg in 2010. Earlier in his career, he was a medical chemist at Sunesis Pharmaceuticals. Mr. Burdett holds an MBA from the Marshall School of Business at the University of Southern California and a bachelor’s degree in chemistry from the University of California, Berkeley.

Christian Hoffmann, CFA is a portfolio manager for Thornburg. He joined the firm in 2012 as a fixed income securities analyst and was promoted to associate portfolio manager in 2014, then portfolio manager in 2018, where he manages the Thornburg Strategic Income mutual fund. Prior to joining Thornburg, he served as a senior credit analyst with H.I.G. Capital in Miami, Florida, where he specialized in distressed debt investments and credit driven special situations. Mr. Hoffmann began his career in the investment banking division of Lehman Brothers and later spent several years working on the high yield research desk at Lehman Brothers. Mr. Hoffmann graduated cum laude from New York University with a B.A. in economics. He is a CFA charterholder.

Compensation of Portfolio Managers

Thornburg Investment Management, Inc.

Mr. Kirby’s, Mr. Burdett’s and Mr. Hoffmann’s total compensation package includes an annual base salary, annual discretionary bonus, annual discretionary deferred compensation award and company-wide profit sharing. Each portfolio manager currently named in the Prospectus also owns equity shares in the Adviser. The base salary, discretionary bonus, and annual discretionary deferred compensation component are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using benchmarking survey data obtained from compensation consultants. The discretionary annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the Trust; multiple year historical total return of accounts managed by the portfolio manager, including the Trust, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager’s compensation with respect to the Trust and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations.

Portfolio Manager Ownership of Trust Shares

As of the date of the SAI, none of the portfolio managers beneficially owns any equity securities of the Trust.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Trust, whereby the portfolio manager could favor one account over another.

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With respect to securities transactions for the Trust, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Trust. Securities selected for funds or accounts other than the Trust may outperform the securities selected for the Trust. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Trust trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Trust. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although a portfolio manager generally does not trade securities in his or her own personal account, the Adviser and the Trust have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Trust) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Trust’s investment opportunities may also arise when the Trust and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Trust owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or result in the Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Trust’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Trust or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Trust and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Trust.

The Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The other investment companies in which the Trust invests will not include those that are advised by the Adviser or its affiliates.

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Other Accounts Managed

As of [            ], 2020, the portfolio managers of the Trust were responsible for the management of the following other accounts (in addition to the Trust):

Number of Other Accounts Managed and Assets by Account Type As of [ ], 2020

Portfolio Manager	Registered Investment Companies (other than the Trust)	Registered Investment Companies Subject to Performance- Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance- Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance- Based Advisory Fees

Ben Kirby	Number: [ ] Assets: $[ ]	Number: [ ] Assets: $[ ]	Number: [ ] Assets: $[ ]	Number: [ ] Assets: $[ ]	Number: [ ] Assets: $[ ]	Number: [ ] Assets: $[ ]
Matt Burdett	Number: [ ] Assets: $[ ]	Number: [ ] Assets: $[ ]	Number: [ ] Assets: $[ ]	Number: [ ] Assets: $[ ]	Number: [ ] Assets: $[ ]	Number: [ ] Assets: $[ ]
Christian Hoffmann	Number: [ ] Assets: $[ ]	Number: [ ] Assets: $[ ]	Number: [ ] Assets: $[ ]	Number: [ ] Assets: $[ ]	Number: [ ] Assets: $[ ]	Number: [ ] Assets: $[ ]

Administrator

Under the Administrative Services Agreement (the “Administration Agreement”), subject to the supervision of the Board, Thornburg is also responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. Thornburg will bear all expenses in connection with the performance of its services under the Administration Agreement, except for certain out-of-pocket expenses described therein. will not bear any expenses incurred by the Trust, including but not limited to, initial organization and offering expenses; litigation expenses; costs of preferred shares (if any); expenses of conducting repurchase offers for the purpose of repurchasing Trust shares; transfer agency and custodial expenses; taxes; interest; Trust trustees’ fees; compensation and expenses of Trust officers who are not associated with or its affiliates; brokerage fees and commissions; state and federal registration fees; advisory fees; insurance premiums; fidelity bond premiums; Trust legal and audit fees and expenses; costs of maintenance of Trust existence; printing and delivery of materials in connection with meetings of the Trust’s trustees; printing and mailing shareholder reports, offering documents, and proxy materials; securities pricing and data services; and expenses in connection with electronic filings with the SEC.

Codes of Ethics

The Trust, the Adviser, and the distributor for the Adviser and the Trust have adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Trust. The codes of ethics are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

TRUST SERVICE PROVIDERS

Independent Registered Public Accounting Firm

[    ], has been appointed as the independent registered public accounting firm for the Trust. [    ] audits the financial statements of the Trust and provides other audit, tax and related services. The Statement of Assets and Liabilities of the Trust as of [    ], 2020 appearing in this SAI has been audited by [    ], as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

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Legal Counsel

Faegre Drinker Biddle & Reath LLP serves as legal counsel to the Trust in connection with the offering of Common Shares contemplated by the Prospectus. [         ] serves as legal counsel to the independent trustees of the Trust.

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank & Trust Co. (“State Street”), located at One Lincoln Street, Boston, MA 02111, will serve as the Trust’s custodian and will maintain custody of the securities and cash of the Trust pursuant to a Custody Agreement. Under the Custody Agreement, the custodian holds the Trust’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Trust, plus certain charges for securities transactions.

Computershare Shareowner Services LLC (“Computershare”), located at 250 Royall Street, Canton, Massachusetts 02021, will serve as the transfer agent, registrar, dividend reinvestment plan administrator and dividend disbursing agent for the Trust.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Trust by the Adviser pursuant to its authority under the Trust’s investment advisory agreement. Thornburg also is responsible for the placement of transaction orders for other clients for whom it acts as investment adviser.

The Adviser, in effecting purchases and sales of fixed income securities for the account of the Trust, places orders in such a manner as, in the opinion of the Adviser, offers the best available price and most favorable execution of each transaction. Portfolio securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

Similarly, the Adviser places orders for transactions in equity securities in such a manner as, in the opinion of the Adviser, will offer the best available price and most favorable execution of these transactions. In selecting broker dealers, subject to applicable legal requirements, the Adviser considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer’s execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Trust expenses. Generally, commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.

The Adviser may execute the Trust’s portfolio transactions with broker-dealers who provide research and brokerage services to the Adviser. Such services may include, but are not limited to, provision of market information relating to the security, economy, industries or specific companies; order execution systems; technical and quantitative information about the markets; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services include information and analysis provided electronically through online facilities. The receipt of research from broker-dealers who execute transactions on behalf of the Trust may be useful to the Adviser in rendering investment management services to the Trust. The receipt of such research may not reduce the Adviser’s normal independent research activities; however, it may enable the Adviser to avoid the additional expenses that could be incurred if the Adviser tried to develop comparable information through its own efforts.

The Adviser may pay, or be deemed to pay, to broker-dealers who provide research and brokerage services to the Adviser, commission rates higher than might otherwise be obtainable from other broker-dealers. Thornburg does not attempt to assign a specific dollar value to the research provided in connection with trades for client accounts or to allocate the relative cost or benefit of research or brokerage services. The research and brokerage services may benefit client accounts other than the specific client account(s) for which a trade is effected, and some or all of the research or brokerage services received with respect to a specific trade may not be used in connection with the account(s) for which the trade was executed. Some of the described services may be available for purchase by the Adviser on a cash basis.

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U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Trust. This discussion only addresses U.S. federal income tax consequences to U.S. Common Shareholders who hold their Common Shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular Common Shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to Common Shareholders who are subject to special rules, including, without limitation, banks and other financial institutions, insurance companies, dealers in securities or foreign currencies, traders in securities that have elected to mark-to-market their securities holdings, foreign holders, persons who hold their Common Shares as or in a hedge against currency risk, or as part of a constructive sale, straddle or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively, which could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Trust and its Common Shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors before making an investment in the Trust to determine the specific tax consequences to them of investing in the Trust, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

The recently enacted tax legislation commonly referred to as Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a RIC, such as the Trust. The Tax Act, however, makes numerous other changes to the tax rules that may affect Common Shareholders and the Trust. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Trust.

Trust Taxation

The Trust intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to Common Shareholders. If the Trust qualifies as a regulated investment company and distributes to its Common Shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Trust will be relieved of U.S. federal income tax on any income of the Trust, including long-term capital gains, distributed to Common Shareholders. However, if the Trust retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%) on the amount retained. The Trust intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Trust will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Trust’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Trust’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Trust paid no federal income tax. The Trust generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Trust may also decide to distribute less and pay the federal excise taxes.

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If for any taxable year the Trust does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its Common Shareholders would not be deductible by the Trust in computing its taxable income. In such event, the Trust’s distributions, to the extent derived from the Trust’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate Common Shareholders under Section 243 of the Code, discussed below, and non-corporate Common Shareholders of the Trust generally would be able to treat such distributions as qualified dividend income eligible for reduced rates of U.S. federal income taxation, as discussed below, provided in each case that certain holding period and other requirements are satisfied.

If the Trust invests in certain positions such as pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Trust elects to include market discount in income currently), the Trust must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Trust must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to Common Shareholders to avoid U.S. federal income and excise taxes. Therefore, the Trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Trust may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its stated redemption price at maturity (or its adjusted issue price if it is also an original issue discount bond). If the Trust invests in a market discount bond, it will be required for federal income tax purposes to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Trust elects to include the market discount in income as it accrues.

The Trust may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues. Tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other related issues will be addressed by the Trust when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

The Trust may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Trust from such investments, accelerate recognition of income to the Trust, defer Trust losses and affect the determination of whether capital gain or loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to Common Shareholders. These provisions may also require the Trust to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Trust to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. In addition, certain Trust investments may produce income that will not be qualifying income for purposes of the 90% income test. The Trust will monitor its investments and transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Trust as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes, if possible.

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The Trust’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts (if any) are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted below, distributions of net short-term capital gain are taxable to Common Shareholders as ordinary income while distributions of net long-term capital gain are generally taxable to Common Shareholders as long-term capital gain, regardless of how long the Common Shareholder has held Common Shares of the Trust.

The Trust’s entry into an option or certain other contracts (if any) could be treated as the constructive sale of an appreciated financial position, causing the Trust to realize gain, but not loss, on the position.

If the Trust acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Trust could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of equity interests in such companies, even if all income or gain actually received by the Trust is timely distributed to its shareholders. The Trust would not be able to pass through to its shareholders any credit or deduction for such tax. Any gain on the sale of these investments will generally be treated as ordinary income. Elections may be available that would ameliorate some or all of these adverse federal income tax consequences, but any such election could require the Trust to recognize taxable income or gain (which would be subject to the distribution requirements described above) without the concurrent receipt of cash. The Trust may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The Trust may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries (if any), which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Trust’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Trust’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Trust may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the Trust. If the Trust so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Trust, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

If the Trust utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions could potentially limit or eliminate the Trust’s ability to make distributions on its common stock until the asset coverage is restored. These limitations could prevent the Trust from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Trust’s qualification as a regulated investment company and/or might subject the Trust to the nondeductible 4% federal excise tax discussed above. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Trust may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Trust and its Common Shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Trust generally will endeavor to avoid restrictions on its ability to distribute dividends.

Shareholder Taxation

Distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Trust’s current and accumulated earnings and profits. Distributions of net investment income designated by the Trust as derived from qualified dividend income will be taxed in the hands of individuals and other non-corporate taxpayers at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Trust levels. A dividend will not be treated as

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qualified dividend income (at either the Trust or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. which the IRS has approved for these purposes (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company. If the Trust received dividends from another investment company that qualifies as a regulated investment company, and the other investment company designates such dividends as qualified dividend income, then the Trust is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Trust meets holding period and other requirements with respect to shares of the other investment company. Qualified dividend income does not include interest from fixed income securities and generally does not include income from REITs. If the Trust lends portfolio securities, amounts received by the Trust that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The Trust can provide no assurance regarding the portion of its dividends that will qualify for qualified dividend income treatment.

The Trust may make distributions to Common Shareholders of “section 199A dividends” with respect to qualified dividends that it receives with respect to investments in REITs. A section 199A dividend is any dividend or part of such dividend that the Trust pays to Common Shareholders and reports as a section 199A dividend in written statements furnished to Common Shareholders. Distributions paid by a Trust that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Trust from REITs reduced by the Trust’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided that the shareholder receiving the dividends has satisfied a holding period requirement for the Trust’s shares and satisfied certain other conditions. For the lower rates to apply, a Common Shareholder must have owned its Trust shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Trust’s ex-dividend date, but only to the extent that the Common Shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Distributions of net capital gain, if any, that are properly reported by the Trust are taxable at long-term capital gain rates for U.S. federal income tax purposes without regard to the length of time the Common Shareholder has held Common Shares of the Trust. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits, if any, will be treated by a Common Shareholder as a tax-free return of capital, which is applied against and reduces the Common Shareholder’s basis in his, her or its Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in his, her or its Common Shares, the excess will be treated by the Common Shareholder as gain from the sale or exchange of such Common Shares. The U.S. federal income tax status of all distributions will be designated by the Trust and reported to Common Shareholders annually.

Distributions to Common Shareholders of net investment income received by the Trust from taxable investments, if any, including temporary taxable investments, and of net short-term capital gains realized by the Trust, if any, will be taxable to Common Shareholders as ordinary income. Distributions by the Trust of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the Common Shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Trust’s shares will depend upon the amount of such income realized by the Trust. Distributions, if any, in excess of the Trust’s earnings and profits will first reduce the adjusted tax basis of a Common Shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the Common Shareholder (assuming the shares are held as a capital asset).

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Certain distributions by the Trust may qualify for the dividends received deduction available to corporate Common Shareholders under Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Trust earned dividend income from stock investments in U.S. domestic corporations (but not including real estate investment trusts). Additionally, if the Trust received dividends from another investment company that qualifies as a regulated investment company, and the other investment company designates such dividends as eligible for the dividends received deduction, then the Trust is permitted in turn to designate a portion of its distributions as eligible for the dividends received deduction, provided the Trust meets holding period and other requirements with respect to shares of the other investment company. As long as the Trust qualifies as a RIC under the Code, it is not expected that any significant part of its distributions to Common Shareholders from its investments will qualify for the dividends-received deduction available to corporate Common Shareholders.

A Common Shareholder may elect to have all dividends and distributions automatically reinvested in Common Shares of the Trust. For U.S. federal income tax purposes, all dividends are generally taxable regardless of whether a Common Shareholder takes them in cash or they are reinvested in additional Common Shares of the Trust.

If a Common Shareholder’s distributions are automatically reinvested in additional Common Shares, for U.S. federal income tax purposes, the Common Shareholder will be treated as having received a distribution in the amount of the cash dividend that the Common Shareholder would have received if the Common Shareholder had elected to receive cash, unless the distribution is in newly issued Common Shares of the Trust that are trading at or above net asset value, in which case the Common Shareholder will be treated as receiving a distribution equal to the fair market value of the stock the Common Shareholder receives.

The Trust intends to distribute all realized net capital gains, if any, at least annually. If, however, the Trust were to retain any net capital gain, the Trust may designate the retained amount as undistributed capital gains in a notice to Common Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Trust on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder will be increased by the difference between the amount of undistributed net capital gain included in the Common Shareholder’s gross income and the federal income tax deemed paid by the Common Shareholder.

Any dividend declared by the Trust in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Trust and received by Common Shareholders on December 31 of the calendar year in which it is declared.

At the time of an investor’s purchase of the Trust’s Common Shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Trust’s portfolio or undistributed taxable income of the Trust. Consequently, subsequent distributions by the Trust with respect to these Common Shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s Common Shares is, as a result of the distributions, reduced below the investor’s cost for such Common Shares and the distributions economically represent a return of a portion of the investment. Investors should consider the tax implications of purchasing Common Shares just prior to a distribution.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income (e.g., ordinary income and net capital gains). Consequently, if both common stock and preferred stock are outstanding, the Trust intends to designate distributions made to each class of particular types of income in accordance with each class’ proportionate share of such income. Thus, the Trust will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, qualified dividend income, section 199A dividends, ordinary income, exempt interest and net capital gain in a manner that allocates such income between the holders of common stock and preferred stock in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law. However, for purposes of determining whether distributions are out of the Trust’s current or accumulated earnings and profits, the Trust’s earnings and profits will be allocated first to the Trust’s preferred stock, if any, and then to the Trust’s common stock. In such a case, since the Trust’s current and accumulated earnings and profits will first be used to pay dividends on the preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common stock.

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In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding federal income taxes, certain distributions made after the close of a taxable year of the Trust may be “spilled back” and treated as paid during such taxable year. In such case, Common Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Sales, exchanges and other dispositions of the Trust’s Common Shares generally are taxable events for Common Shareholders that are subject to federal income tax. Common Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Trust’s Common Shares is properly treated as a sale or exchange for federal income tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Generally, gain or loss will be equal to the difference between the amount of cash and the fair market value of other property received (including securities distributed by the Trust) and the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged. In general, any gain or loss realized upon a taxable disposition of Common Shares will be treated as long-term capital gain or loss if the Common Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the Trust’s Common Shares will be treated as short-term capital gain or loss. However, any loss realized by a Common Shareholder upon the sale or other disposition of Common Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such Common Shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The ability to deduct capital losses may be subject to limitations. In addition, losses on sales or other dispositions of Common Shares may be disallowed under the “wash sale” rules in the event a Common Shareholder acquires substantially identical stock or securities (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Common Shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the Common Shares acquired.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Trust and net gains from redemptions or other taxable dispositions of Common Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

From time to time, the Trust may repurchase its Common Shares. Common Shareholders who tender all Common Shares held, and those considered to be held (through attribution rules contained in the Code), by them will be treated as having sold their Common Shares and generally will realize a capital gain or loss. If a Common Shareholder tenders fewer than all of his, her or its Common Shares (including those considered held through attribution), such Common Shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. If a tender offer is made, there is a risk that non-tendering Common Shareholders will be treated as having received taxable distributions from the Trust. To the extent that the Trust recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Trust will be required to make additional distributions to its Common Shareholders. If the Board determines that a tender offer will be made by the Trust, the federal income tax consequences of such offer will be discussed in materials that will be available at such time in connection with the specific tender offer, if any.

The Code requires that the Trust withhold, as “backup withholding,” 24% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Trust’s stock paid to Common Shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, Common Shareholders must certify on their account applications, or on a separate IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Trust may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number

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provided is incorrect or backup withholding is applicable. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the Common Shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

Under Treasury regulations, if a Common Shareholder recognizes a loss with respect to Common Shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual Common Shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a Common Shareholder who is a C corporation, such Common Shareholder will generally be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Common Shareholders

If you are a non-U.S. Common Shareholder (i.e., a Common Shareholder other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, distributions from the Trust will be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Trust properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. Dividends will generally be subject to a U.S. withholding tax of 30% of the distribution.

However, distributions received by a non-U.S. Common Shareholder from the Trust that are properly reported by the Trust as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Trust makes certain elections and certain other conditions are met. Distributions from the Trust that are properly reported by the Trust as an interest-related dividend attributable to certain interest income received by the Trust or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Trust may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. Common Shareholders, provided that the Trust makes certain elections and certain other conditions are met.

In addition, some non-U.S. Common Shareholders may be eligible for a reduction or elimination of U.S. withholding taxes under a treaty.

Any capital gain realized on the sale, redemption, retirement or other taxable disposition of Common Shares by a non-U.S. Common Shareholder will be exempt from U.S. federal income and withholding tax, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. Common Shareholder and (ii) in the case of an individual non-U.S. Common Shareholder, the non-U.S. Common Shareholder is not present in the United States for 183 days or more in the taxable year and does not otherwise have a “tax home” within the United States.

Separately, the United States, pursuant to the Foreign Account Tax Compliance Act (“FATCA”) imposes a 30% tax on certain non-U.S. entities that receive U.S. source interest or dividends if the non-U.S. entity does not comply with certain U.S. disclosure and reporting requirements.

The Code requires that the Trust withhold, as “backup withholding,” 24% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Trust’s stock paid to Common Shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, non-U.S. Common Shareholders must provide one of the U.S. IRS forms described below. The Trust may nevertheless be required to withhold if it receives notice from the IRS or a broker that the information provided is incorrect or backup withholding is applicable. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the Common Shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

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To claim a reduction of withholding (including an exclusion from the FATCA tax and backup withholding), a Common Shareholder must provide the institution through which the Common Shareholder has purchased its shares with a U.S. IRS Form W-8BEN, W-8BEN-E, W-8IMY, W-8ECI, or W-8EXP.

If income from the Trust is effectively connected with a U.S. trade or business of the non-U.S. Common Shareholder, the income, although exempt from the withholding tax discussed above, the income will be subject to U.S. federal income tax on that interest at graduated rates. In addition, if the non-U.S. Common Shareholder is a non-U.S. corporation, it will be subject to a branch profits tax equal to 30% of its “effectively connected earnings and profits” within the meaning of the Code for the taxable year, as adjusted for certain items, unless it qualifies for a lower rate or an exemption under an applicable tax treaty. A non-U.S. Common Shareholder other than an individual or corporation (or an entity treated as such for U.S. federal income tax purposes) holding the Common Shares on its own behalf may have substantially increased reporting requirements. In particular, in the case of Common Shares held by a non-U.S. partnership or non-U.S. trust, the partners or beneficiaries, as the case may be, may be required to provide certain additional information.

BOARD OF TRUSTEES AND OFFICERS

The following table presents certain information regarding the members of the Board of Trustees (the “Board” or the “Trustees”). Each Trustee’s year of birth is set forth in parentheses after his or her name. The Board is divided into three classes of trustees serving staggered three-year terms. The initial terms of the first, second and third classes of trustees will expire at the first, second and third annual meetings of Common Shareholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust. Upon expiration of their initial terms, trustees of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting one class of trustees will be elected by the Common Shareholders.

Except as otherwise noted, the address for all trustees and officers is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. The “independent trustees” consist of those trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act (each, an “Independent Trustee” and collectively, the “Independent Trustees”).

Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Trustee Positions(2) Held by Trustee During Past 5 Years
Independent Trustees

Interested Trustees

Officers

Board Leadership Structure. To be determined.

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The Trust has [        ] standing committees, each of which enhances the leadership structure of the Board: [the Audit Committee and the Nominating and Corporate Governance Committee]. The Audit Committee and Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are Independent Trustees.

The Audit Committee is comprised of [        ], and [        ], all of whom are “independent” as defined in the listing standard of the NASDAQ. [        ] is the Chair of the Audit Committee and has been determined to qualify as an “audit committee financial expert” as such term is defined in Form N-CSR. The role of the Audit Committee is to assist the Board in its oversight of (i) the quality and integrity of the Trust’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Trust’s compliance with certain legal and regulatory requirements, and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Trust’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter that was most recently reviewed and approved by the Board on [        ], 2020. [The Audit Committee Charter will be available at the Trust’s website, www.thornburg.com.] As set forth in the Audit Committee Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Trust’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board and to the Audit Committee, as representatives of the Common Shareholders. The independent accountants for the Trust report directly to the Audit Committee. During the last fiscal year, the Audit Committee held no meetings.

The Nominating and Corporate Governance Committee is comprised of [        ] and [        ] is the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become members of the Board in the event that a position is vacated or created. The Nominating and Corporate Governance Committee will consider trustee candidates recommended by Common Shareholders. In considering candidates submitted by Common Shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board, the qualifications of the candidate and the interests of Common Shareholders. Common Shareholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Trust, who will forward the recommendations to the committee for consideration. With respect to each individual whom the Common Shareholder proposes to nominate for election or reelection as Trustee (each, a “Proposed Nominee”), the submission must include: (i) the name or names, age, date of birth, business address, residence address and nationality of such Proposed Nominee, (ii) whether such Shareholder believes the Proposed Nominee is, or is not, an Interested Person and, if not an Interested Person, information regarding the Proposed Nominee that will be sufficient for the Board of Trustees or any committee thereof or any authorized officer of the Trust to make such determination, (iii) sufficient information to enable the Nominating and Corporate Governance Committee of the Board of Trustees, or any other Committee of the Board as determined by the Trustees from time to time, to make the determination as to the Proposed Nominee’s qualifications required under Article IV, Section 1 of the Declaration of Trust, and (iv) the Proposed Nominee’s written, signed and notarized statement confirming the Proposed Nominee’s consent to being named in the proxy statement and intention to serve as a Trustee, if elected. During the last fiscal year, the Nominating and Corporate Governance Committee held no meetings.

Trustee Qualifications. [To be updated].

Risk Oversight. [To be updated].

Compensation. The Trust pays no salaries or compensation to any of its interested trustees or its officers. For their services, the Independent Trustees of the Trust receive an annual retainer in the amount of $[        ], and an additional $[        ] for attending each meeting of the Board. In addition, the lead Independent Trustee receives $[        ] annually, the Chair of the Audit Committee receives $[        ] annually and the Chair of the Nominating and Corporate Governance Committee receives $[        ] annually. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board. The following tables show compensation with respect to the Trust and the Fund Complex. [        ] is an interested person of the Trust and has not received any compensation from the Trust.

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Name of Board Member	Estimated Compensation with respect to the Trust (1)	Estimated Total Compensation with respect to the Trust and Fund Complex (2)
Independent Trustees:
	$	$
	$	$
	$	$
	$	$

(1)	The compensation estimated to be paid by the Trust for the first full fiscal year for services to the Trust.
(2)	The total compensation estimated to be paid to the Independent Trustees from the Trust and the Fund Complex for a full calendar year. The Fund Complex consists of the Trust, [ ].

Trustee Ownership in the Trust

The following table shows the dollar range of equity securities beneficially owned by each trustee in the Trust and Fund Complex as of [            ], 2020.

Director	Dollar Range of Beneficial Ownership in Trust	Aggregate Dollar Range of Ownership in all Trusts Overseen by Director in the Fund Complex (1)
Independent Trustee:
	None	$
	None	$
	None	$
	None	$
Interested Trustee:		$
	None	$
	None	$

(1)	The Fund Complex consists of the Trust, [ ].

As of the date of this SAI, the Independent Trustees of the Trust and immediate family members do not own beneficially or of record any class of securities of the investment adviser or principal underwriter of the Trust or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

As of the date of this SAI, the trustees and officers of the Trust anticipated owning, as a group, up to [    ]% of the outstanding Common Shares of the Trust.

Securities Beneficially Owned

The Adviser has provided the initial capitalization of the Trust and therefore is deemed to be a control person because it was the sole Common Shareholder of the Trust at that time. However, it is anticipated that the Adviser will no longer be a control person of the Trust by virtue of share ownership once this offering of Common Shares is completed.

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PROXY VOTING GUIDELINES

Thornburg is authorized by the Trust to vote proxies with respect to voting securities held by the Trust. In those cases, Thornburg votes proxies in accordance with the written Proxy Voting Policy (the “Policy”) adopted by Thornburg.

The Policy is included as Appendix A to this Statement of Additional Information.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information will be available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares offered hereby, has been filed by the Trust with the SEC, Washington, D.C. The Trust’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the Common Shares offered hereby, reference is made to the Trust’s Registration Statement. Statements contained in the Trust’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

The Registration Statement is available on the EDGAR Database on the SEC’s website, http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

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FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

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APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Proxy Voting

Thornburg Investment Management, Inc.

[            ], 2020

Policy Objectives

This Policy has been adopted by Thornburg Investment Management, Inc. (“TIM”), Thornburg Investment Trust, and Thornburg Income Builder Opportunities Trust (the “Trust”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies.

The Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.

This Policy is intended by TIM to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended by the Trust to constitute proxy voting policies and procedures referred to in Item 17 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

See the Glossary of Terms for definitions of terms used in this Policy.

Voting Objectives

This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM’s personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client and TIM have agreed that TIM shall vote a specific security or all securities in an Account, TIM may abstain from voting or decline to vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value, when TIM believes the costs of voting exceed the likely benefit to the Investment Client, or when TIM believes other factors indicate that the objectives of the Policy are less likely to be realized by voting a security.

It is also important to the pursuit of the Policy’s voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by agreement with the Investment Client or this Policy.

TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis, nor does TIM control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond TIM’s control may at times prevent TIM from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).

ERISA Accounts

Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:

(a) Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies;

(b) If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials; and

(c) TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:

(a) Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the President or the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c) Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;

(d) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);

(e) Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below; and

(f) Recordkeeping in accordance with “Recordkeeping,” below.

The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for accumulating the information similar to the following as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a) The name of the issuer of the portfolio security;

(b) An industry standard security identifier;

(d) The shareholder meeting date;

(e) A brief identification of the matter voted on;

(f) Whether a vote was cast on the matter;

(g) How we cast the vote (e.g., “for,” “against,” “abstain,” or “withhold regarding election of directors”); and

(h) Whether we cast the vote for or against management.

TIM may use service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chair of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.

Communicating Votes

The Proxy Voting Coordinator shall (i) communicate to TIM’s Trust Administration staff proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit Trust Administration to prepare Form N-PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes.

Record of Voting Delegation

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account’s portfolio securities.

Comment on Voting

It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Income Builder Opportunities Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company’s website and filed with the SEC. The President may authorize comments in specific cases, in his or her discretion.

Joining Insurgent or Voting Committees

It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his or her discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues

It is the presumption of this Policy that proxies shall not be voted on Social Issues except that TIM may substitute its judgment in any specific situation involving a Social Issue as provided in the third paragraph under the caption “Voting Objectives.”

Voting Restrictions in Certain Non-US Markets

Proxy voting in certain countries requires “share blocking.” During a “share blocking” period, shares that will be voted at a meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Client’s custodian bank. TIM may choose not to vote an Investment Client’s shares in a “share blocking” market if TIM believes that the benefit to the Investment Client of being able to sell the shares during this “share blocking” period outweighs the benefit of exercising the vote. TIM will exercise its judgment subject to any specific voting instructions agreed to between TIM and the Investment Client.

Certain non-US markets require that TIM provide a power of attorney to give local agents authority to carry out TIM’s voting instructions. While TIM will make efforts to comply with relevant local market rules, TIM frequently does not provide a power of attorney for the following reasons that include but are not limited to: (i) TIM may not have the required Investment Client information that the local market requires, (ii) TIM may deem the expense too great, or (iii) TIM may determine not to provide a power of attorney based upon advice of legal counsel. Failure to provide an effective power of attorney in a non-US market may prevent TIM from being able to vote an Investment Client’s shares in that market.

Periodic Review of Policy Function

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer, or a Designated Compliance Officer, shall conduct a periodic review, no less often than once per calendar year, which shall comprise the following elements:

(a) Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b) Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c) Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d) Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

(e) Prepare written reports respecting the foregoing items to the President, the Trustees of the Trust, and any Investment Company Clients for which such a report is required.

Recordkeeping

The Proxy Voting Coordinator shall maintain the following records:

(a) A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system or similar accessible database;

(b) Voting Results for each Investment Client;

(c) A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

(d) A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client; and

(e) Communications to Investment Clients respecting Conflicts of Interest.

The Chief Compliance Officer, or a Designated Compliance Officer, shall maintain the following records:

(a) Copies of this Policy as from time to time is revised or supplemented;

(b) All written reports arising from annual reviews of policy function; and

(c) Chronological record of proxy voting records reviewed by quarter.

All records shall be maintained and preserved pursuant to the separately adopted Document Retention and Destruction Policy for the time period indicated in the current Books and Records Matrix.

The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.

Glossary of Terms

“Account” means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.

“Chief Compliance Officer” means the Chief Compliance Officer of TIM.

“Conflict of Interest” means as to any Account, any conflict between a pecuniary interest of TIM or any affiliate, and the duties of TIM to the Investment Client who is the owner of the Account.

“ERISA” means the Employee Retirement Income Security Act of 1975, as amended. Reference to an “ERISA Account” means an account for an employee benefit plan governed by ERISA.

“Investment Client” means any person with whom TIM has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom TIM is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client’s Account.

“Investment Company” means a company registered as such under the Investment Company Act.

“President” means the president of TIM, or in the event of his or her unavailability any individual who is a vice president and managing director of TIM.

“Proxy Voting Coordinator” means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

“TIM” means Thornburg Investment Management, Inc.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) – The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Risks—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interests payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature

(“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG Ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS Morningstar provides independent credit ratings services for financial institutions, corporate and sovereign entities and structured finance products and instruments. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an entity or security. The Rating Committee process facilitates rating decisions, which are a collective assessment of DBRS Morningstar’s opinion rather than the view of an individual analyst. Ratings are based on sufficient information that incorporates both global and local considerations and the use of approved methodologies. They are independent of any actual or perceived conflicts of interest. DBRS Morningstar credit ratings are formed and disseminated based on established methodologies, models and criteria (Methodologies) that apply to entities and securities that we rate, including corporate finance issuers, financial institutions, insurance companies, public finance and sovereign entities as well as Structured Finance transactions. DBRS Morningstar methodologies are periodically reviewed and updated by the team.

PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed with a Pre-effective Amendment to the Registration Statement.

2.	Exhibits:

a.	Form of Agreement and Declaration of Trust—filed herewith.

b.	By-Laws of Trust.*

c.	None.

d.	None.

e.	Terms and Conditions of the Dividend Reinvestment Plan.*

f.	None.

g.	Form of Investment Management Agreement between Registrant and Thornburg Investment Management, Inc.*

h.	Form of Underwriting Agreement.*

i.	None.

j.	Form of Custodian Services Agreement.*

k.1	Form of Transfer Agency Services Agreement.*

k.2	Form of Administration and Accounting Services Agreement.*

k.3	Form of Investor Support Services and Secondary Market Support Services Agreement.*

l.	Opinion and consent of Trust counsel.*

m.	None.

n.	Consent of Independent Registered Public Accounting Firm.*

o.	None.

p.	Subscription Agreement.*

q.	None.

r.1	Code of Ethics of Registrant.*

r.2	Code of Ethics of Thornburg Investment Management, Inc.*

s.	Powers of Attorney.*

*	To be filed by amendment.

Item 26: Marketing Arrangements

[To be updated].

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$*
Financial Industry Regulatory Authority, Inc. Fees	$*
Printing and Engraving Expenses	$*
Legal Fees	$*
Listing Fees	$*
Accounting Expenses	$*
Blue Sky Filing Fees and Expenses	$*
Miscellaneous Expenses	$*
Total	$*

*	To be completed by amendment.

Item 28: Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29: Number of Holders of Securities

At [__________], 2020

Title of Class	Number of Record Holders
Common Shares, $0.001 par value	*

*	To be completed by amendment.

Item 30: Indemnification

[To be updated].

Item 31: Business and Other Connections of Investment Advisers

The information in the Statement of Additional Information under the captions “Board of Trustees and Officers” is hereby incorporated by reference.

Item 32: Location of Accounts and Records.

Thornburg Investment Management, Inc. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1.

Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)

to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)

that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)

that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is art of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use;

(e)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2)

the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	The Registrant undertakes that:

a.

For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.

For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Santa Fe, and State of New Mexico, on the 5th day of August, 2020.

Thornburg Income Builder Opportunities Trust

By:	/s/ Nimish Bhatt
Name: Nimish Bhatt
Title: Initial Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Nimish Bhatt	Initial Trustee	August 5, 2020
Nimish Bhatt

INDEX TO EXHIBITS

a.	Form of Agreement and Declaration of Trust.